UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
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Soliciting Material under §240.14a-12

Zebra Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ZEBRA

# 2023 Proxy Statement

MAY 11, 2023 | 10:30 a.m. CT

Dear
Fellow Stockholder

March 31, 2023

On behalf of the Board of Directors, we would like to thank you for your continued investment in Zebra Technologies. It is my privilege to serve as Zebra Technologies' Lead Independent Director, transitioning from Board Chair as of March 1, 2023.

The end of 2022 marked a historic moment for Zebra Technologies with the announcement of Anders Gustafsson's retirement as Chief Executive Officer and transition to Executive Chair of the Board. Mr. Gustafsson joined Zebra as CEO in 2007 and has since transformed the Company into a market leading enterprise asset intelligence solutions provider dedicated to ensuring every front-line worker and asset at the edge is visible, connected and fully optimized.

We are excited to welcome William J. Burns as Zebra's new CEO and member of the Board of Directors. Mr. Burns brings more than 30 years of experience in the technology sector and has served as CEO at two other companies prior to joining Zebra. Mr. Burns has been an integral part of Zebra’s Executive Leadership Team for the past seven years, most recently as Chief Product & Solutions Officer. During this time, Mr. Burns has extended Zebra’s product and solutions market leadership and profitability across its core businesses while expanding into adjacent markets, delivered on the company’s Enterprise Asset Intelligence vision, and strengthened Zebra’s strategic relationships with its customers and partners. Mr. Burns has our every confidence and we wish him great success in this new chapter for Zebra Technologies.

Zebra finished a challenging 2022 with solid sales growth, profitability and free cash flow because of the resiliency and agility of our team when faced with headwinds. We took bold mitigating actions when faced with supply chain disruptions, the war in Eastern Europe and lockdown in China. We continue to execute well in a challenging macro-environment and we have always prioritized our customers' needs. Entering 2023, we are encouraged by our supply chain's performance and indications of abating headwinds.

This past June, Zebra completed its acquisition of Matrox Imaging, a proven developer of advanced machine vision components, software and systems. This acquisition further expanded Zebra's offerings in the fast-growing industrial automation space and built upon our launch of fixed industrial scanning solutions and entry into autonomous mobile robots. These new offerings will allow Zebra customers to improve productivity and quality across operations from manufacturing to warehouse workflows.

The Board is committed to strong governance that facilitates long-term value creation. We continue to prioritize engagement with our stockholders on a range of topics including governance and oversight, sustainability goal-setting and initiatives, and our thoughtful succession planning, among others. We also continue to make strides in our sustainability practices, particularly on our focus areas: human capital management, climate and resource conservation. We are proud to be recognized by the Department of Energy for best practices regarding climate scenario analysis and receive validation that our science-based targets for 2030 are in line with the Paris Climate Accord.

We would like to thank our stockholders, our employees, customers and partners for their continued support and contributions to Zebra’s success. Our future is as bright as ever. We are confident that Zebra will continue to build upon its positive momentum with the Board of Directors' active involvement and support.

Sincerely,

Michael A. Smith

Independent Lead Director of the Board

Dear
Fellow Stockholder

March 31, 2023

Please join us for the Zebra Technologies Corporation 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, May 11, 2023 at 10:30 a.m., Central Time. The Annual Meeting will be conducted solely by remote communication, in a virtual only format. This decision was made to enable a greater number of stockholders to attend. You may attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/ZBRA2023. Only stockholders of record as of the close of business on March 17, 2023 can participate at the Annual Meeting. Stockholders of record will need their 16-digit control number found on their proxy card, voting instruction form or notice to enter the Annual Meeting. Once admitted, stockholders of record may vote or submit questions during the Annual Meeting by typing their question into the “Ask a Question” field and clicking “Submit.” Only questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. If any questions pertinent to Annual Meeting matters cannot be answered during the Annual Meeting due to time constraints, we will post and answer a representative set of these questions online at investors.zebra.com, under the Events section. The questions and answers will be available as soon as reasonably practicable after the Annual Meeting and will remain available until one week after posting.

At the Annual Meeting, stockholders will be asked to vote on each of the four proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the formal business to be conducted at the Annual Meeting and follow this letter.

Your vote on the matters to be considered at the Annual Meeting is important, regardless of the size of your holdings. Whether or not you plan to virtually view or participate in the Annual Meeting, we urge you to vote your shares as soon as possible via the Internet or by telephone. If you received a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided, or may request a proxy card to complete, sign, date and return by mail. By voting in advance of the Annual Meeting, you can ensure your shares will be represented and voted at the Annual Meeting, and you will spare Zebra the expense of a follow-up mailing. Even if you vote before the Annual Meeting, you may still attend the Annual Meeting via the internet at www.virtualshareholdermeeting.com/ZBRA2023 and submit questions and vote during the Annual Meeting by entering the 16-digit control number found on your proxy card.

For more information about Zebra and to take advantage of the many stockholder resources and tools available, I encourage you to visit Zebra’s website at www.zebra.com under Investors.

Sincerely,

William J. Burns

Chief Executive Officer

Notice of
Annual Meeting
of Stockholders

Virtual Meeting Information

MAY 11, 2023

10:30 a.m., Central Time

Virtual Meeting Website: www.virtualshareholdermeeting.com/ZBRA2023

To the Stockholders of Zebra Technologies Corporation:

The Annual Meeting of Stockholders of Zebra Technologies Corporation will be held at 10:30 a.m., Central Time, on Thursday, May 11, 2023. You can attend the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/ZBRA2023. We will have no physical location for the Annual Meeting in order to make the meeting more accessible to stockholders. The Annual Meeting will be held for the following purposes:

(1)

To elect four Class III directors with terms to expire in 2026;

(2)

To hold an advisory vote to approve the compensation of our Named Executive Officers;

(3)

To hold an advisory vote on the frequency of holding an advisory vote to approve the compensation of named executive officers;

(4)

To ratify the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2023; and

(5)

To conduct other business if properly presented.

The Proxy Statement more fully describes the proposals. Only holders of record of common stock at the close of business on March 17, 2023 are entitled to vote at or otherwise participate in the Annual Meeting.

We are pleased to take advantage of rules and regulations adopted by the Securities and Exchange Commission allowing companies to furnish proxy materials to their stockholders over the Internet. On March 31, 2023, we began mailing a Notice of Internet Availability of Proxy Materials to our stockholders containing instructions on how to access our 2023 Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, as well as instructions regarding how to receive paper copies of these documents.

Cristen Kogl

Corporate Secretary
Lincolnshire, Illinois

March 31, 2023

Review your proxy statement and vote in one of four ways:
INTERNET	BY TELEPHONE	BY MAIL	ONLINE DURING THE VIRTUAL MEETING
Visit www.proxyvote.com or scan the QR Barcode on your Notice of Internet Availability of Proxy Materials or your proxy card	Call 1-800-690-6903	Sign, date and return your proxy card in the enclosed envelope	Visit www.virtualshareholdermeeting.com/ZBRA2023 See page 93 for instructions on how to attend

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 11, 2023:

Our 2023 Proxy Statement and 2022 Annual Report to Stockholders are available at: https://materials.proxyvote.com/989207.

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Table of Contents

Proxy Summary	8
Proxy Statement	17
Corporate Governance	18
Proposal 1 Election of Directors	31
Committees of the Board	42
Director Compensation	45
Compensation Committee Report	47
Compensation Discussion and Analysis	48
Executive Compensation	64
Proposal 2 Advisory Vote to Approve Compensation of Named Executive Officers	84
Proposal 3 Advisory Vote to Approve the Frequency of Holding an Advisory Vote to Approve the Compensation of Named Executive Officers	85
Report of the Audit Committee	86
Fees of Independent Auditors	87
Proposal 4 Ratification of Appointment of Independent Auditors	88
Executive Officers	89
Ownership of Our Common Stock	91
Delinquent Section 16(a) Reports	92
Stockholder Proposals and Other Business	93

Zebra Technologies Corporation ❘ 2023 Proxy Statement	7

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Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and we encourage you to read the entire Proxy Statement before voting.

2023 Annual Meeting of Stockholders
Date:	May 11, 2023
Time:	10:30 a.m., Central Time
Virtual Meeting Website:	www.virtualshareholdermeeting.com/ZBRA2023
Record Date:	March 17, 2023

Agenda and Voting Recommendations

Voting Matters and Recommendations

Proposal	Board Recommendation	Reasons for Recommendation	More Information
Proposal 1 — Election of four Class III directors with terms expiring in 2026	FOR

The Board and the Nominating and Governance Committee believe our director nominees possess the skills, experience and qualifications necessary to effectively provide oversight and support management’s execution of our long-term strategic goals.

Page 31
Proposal 2 — Advisory vote to approve Named Executive Officers’ compensation	FOR

The Board and the Compensation Committee believe our executive compensation structure is aligned with our stockholders’ interests and current market practices, and that it reflects our commitment to pay for performance.

Page 84
Proposal 3 — Advisory vote to approve an annual advisory vote on the approval of the compensation of our named executive officers	FOR

The Board believes that an annual advisory vote on the compensation of our named executive officers is the most appropriate frequency in consideration of our obligation to disclose the compensation of our named executive officers annually.

Page 85
Proposal 4 — Ratify the appointment of Ernst & Young LLP as our independent auditors for 2023	FOR	Based on the Audit Committee’s assessment, the Board and the Committee believe the appointment of Ernst & Young LLP is in the best interest of the Company and its stockholders.	Page 88

What’s New

As part of our efforts to continuously improve our governance practices, enhance readability of our Proxy Statement and respond to stockholder feedback, we have updated our disclosures, in particular those relating to our sustainability initiatives. This year’s key updated disclosures primarily include:

By-Law Amendments to Nominate an Executive Officer as the Board Chair (see Board Leadership Structure on page 20)	Enhanced Disclosures of Sustainability Targets (see Sustainability on page 26)
Addition of Executive Pay Versus Company Performance Disclosure (see Executive Pay Versus Company Performance on page 78)	New CD&A Disclosure of Restricted Stock that Vested in 2023 (see Restricted Stock that Vested in 2023 on page 62)

Zebra Technologies Corporation ❘ 2023 Proxy Statement	8

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Highlights and Performance

2022 Business Highlights
Business Performance	Acquisitions and Solutions Launches	Sustainability	Human Capital Management
Net Sales of $5.78 billion, non-GAAP income per diluted share of $17.47 and free cash flow of $413 million.	Acquired Matrox Electronics Systems Ltd. imaging business, expanding Zebra’s machine vision and fixed industrial scanning businesses.	Received validation of Science-Based Targets for 2030 in line with the Paris Climate Accord goal.	Employee engagement score is above industry benchmark.

Completed comprehensive debt refinancing to optimize capital structure, providing flexibility for organic and inorganic investment in business as well as return of capital to shareholders, repurchased $751 million of shares.

	Announced portfolio of highly accurate integrated RFID portals for asset and workflow management and traceability in industrial and commercial environments.	Recognition by Department of Energy (DOE) for best practices regarding climate scenario analysis.	Named a top workplace by Forbes, named to Newsweek’s list of America’s Most Trusted companies, received CRN’s 5 star rating for Top Channel Partner Program for 6th year in a row.
Added approximately 500 patents and patent applications, bringing the patent portfolio to over 6,500 patents and patent applications worldwide.

Launched new mobile computing series equipped with latest 5G and Wi-Fi 6E wireless technologies. Also launched series of rugged tablets for Transportation & Logistics and Retail associates for assisted selling, line busting tasks and point of sale capabilities.

		Committed to energy intensity reduction at Zebra sites in partnership with the DOE’s Better Plants program.	Continue to expand inclusion network groups. Made our Inclusive Leadership Workshop mandatory. Also launched The Green Herd, our first employee network dedicated to sustainability.

Zebra Technologies Corporation ❘ 2023 Proxy Statement	9

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* $100 invested on 12/31/17 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

Zebra Technologies Corporation ❘ 2023 Proxy Statement	10

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Corporate Governance

Zebra is committed to a corporate governance structure that creates long-term value for our stockholders by promoting effective Board leadership, accountability and independent oversight. Our key governance practices listed below, and our polices described under Corporate Governance Policies on page 18, provide the framework for our corporate governance and assist the Board in fulfilling its duties to stockholders. We are committed to engaging with our stockholders to understand their views. In addition, we continue to review evolving market practice in alignment with the needs of our business.

Corporate Governance Highlights
	Eight of our ten directors are independent	Proxy access by-law
	30% of our Board is gender diverse and 20% of our Board is ethnically diverse	Majority voting in uncontested director elections
	Board comprised of directors with a diverse mix of skills, experience and perspectives	No dual class of stock or controlling stockholder
	Active Board refreshment, which resulted in the addition of three new directors in the last four years	Our Insider Trading Policy expressly prohibits hedging, pledging and short selling Zebra securities
NEW	Separate Executive Chair and CEO roles with a Lead Independent Director	Robust Stock Ownership Guidelines, which are applicable to Executive Officers and directors
	Independent standing Board committees	Annual “say-on-pay” advisory vote
	Regular executive sessions of independent directors	Robust stockholder engagement program
	Board and committee oversight of environmental, social and governance matters	Clawback Policy applicable to all Section 16 Officers and non-employee directors
	Annual individual director evaluations	Risk oversight by the Board and its committees
	Annual Board and committee self-evaluations	Director orientation and continuing educational programs
	Policy on directors’ outside public company board service	Use of outside experts, such as independent auditors, compensation consultants and financial advisors
	Board reviews executive succession planning and director refreshment regularly	No poison pill in place

Zebra Technologies Corporation ❘ 2023 Proxy Statement	11

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Stockholder Engagement

In 2022, as part of our efforts to understand and be responsive to the views of our stockholders, we continued our robust stockholder engagement program, which was first initiated in 2019. A cross functional team from investor relations, legal, and executives along with our Independent Chair of the Board conducted outreach to our major stockholders and proxy advisory firms, and we engaged with them on a broad range of business strategy, governance, compensation, and environmental and social topics, including those listed below. For more information on our stockholder engagement program, see Stockholder Engagement on page 25.

Sustainability

Zebra’s sustainability priorities support a sustainable business model and align with our values, core competencies and strategy. For more information on our sustainability initiatives, see Sustainability on page 26.

Human Capital Management
•

Driving a high-performance, inclusive and diverse culture by setting aspirational diversity goals, introducing inclusion and diversity goals for all people leaders and launching inclusion learning tools and resources as well as inclusion networks

•

Strive to consistently be the employer of choice in the communities where we work and live

Climate
•

Validated science-based targets for carbon emissions reductions at Zebra sites and in our value chain

•

Partnered with the U.S. Department of Energy’s Better Climate Challenge and the U.S. Environmental Protection Agency’s SmartWay freight transportation program to reduce carbon emissions

Resource Conservation	• Focus on sustainable product design, eco-packaging and waste reduction • Circular economy product lifecycle innovations with certified refurbished devices

Governance
•

Board of Directors oversees risks and opportunities related to sustainability

•

Cross-functional Sustainability Council advances our sustainability efforts, providing regular updates to the management team and Board

Zebra Technologies Corporation ❘ 2023 Proxy Statement	12

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Election of Directors

The Board of Directors consists of ten directors. Eight of our directors are independent under Nasdaq listing requirements; the ninth and tenth directors are Zebra’s Chief Executive Officer and our Executive Chair, newly elected effective March 1, 2023. Each of the director nominees currently serves as a director of Zebra. The Board believes that the current director nominees and continuing directors have an appropriate mix of knowledge, experience, skillsets, tenure and diversity to effectively oversee and constructively challenge the performance of management in the execution of Zebra’s strategy. For more information, see Election of Directors on page 31.

Name	Age	Director Since	Primary Occupation	Independent	Committee Memberships	Current Other Public Directorships
Class I Directors
Chirantan “CJ” Desai	52	2015	Chief Operating Officer, ServiceNow		CC	0
Richard L. Keyser	80	2008	Retired Chairman, W.W. Grainger, Inc.		CC (Chair), NGC	0
Ross W. Manire	71	2003	Retired President and Chief Executive Officer, ExteNet Systems, Inc.		AC (Chair), NGC	1
Class II Directors
Nelda J. Connors	57	2022	Founder, Chairwoman and CEO, Pine Grove Holdings, LLC		AC	3
Frank B. Modruson	63	2014	President of Modruson & Associates, LLC and Former CIO, Accenture		AC, NGC	0
Michael A. Smith	68	1991	Lead Independent Director, Zebra Technologies, Chairman and Chief Executive Officer, FireVision LLC		CC, NGC (Chair)	0
Class III Directors
William J. Burns	55	2023	Chief Executive Officer, Zebra Technologies		None	0
Linda M. Connly	57	2020	Expert Partner, Bain & Company		AC	0
Anders Gustafsson	62	2007	Executive Chair of the Board, Zebra Technologies		None	1
Janice M. Roberts	67	2013	Partner, Benhamou Global Ventures		CC	1
AC = Audit Committee, CC = Compensation Committee and NGC = Nominating and Governance Committee

Zebra Technologies Corporation ❘ 2023 Proxy Statement	13

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Board Composition Snapshot

Zebra’s Board is composed of ten highly qualified directors whose experience, skillsets, tenure and personal characteristics complement those of fellow directors to create a balanced Board with diverse viewpoints and deep expertise. For more information on Board Composition see page 32.

* One female director is also ethnically diverse.

Zebra Technologies Corporation ❘ 2023 Proxy Statement	14

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Executive Compensation

Compensation Program Highlights

Zebra is seeking your advisory vote to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement. Stockholders continue to be supportive of our compensation program’s structure and its alignment of pay with performance. This was conveyed by 90.29% of votes cast at Zebra’s 2022 Annual Meeting in support of say-on-pay. Our Compensation Committee believes that the current structure of our compensation program adequately aligns compensation with stockholders’ long-term interests, balancing profitability, growth and the ability to attract and retain talent. For more information on Zebra’s compensation program, see Compensation Discussion and Analysis, beginning on page 48.

WHAT WE DO	WHAT WE DON’T DO
A significant portion of executive pay is at-risk because it is based on performance and ultimately may not be earned and paid out	We expressly forbid option and stock appreciation rights repricing without stockholder approval
We align compensation with stockholder interests by linking incentive compensation to Zebra’s overall performance	We expressly forbid exchanges of underwater options or stock appreciation rights for cash
We review competitive compensation data and individual performance when determining each Section 16 Officer’s compensation	We do not provide significant perquisites
We have robust Stock Ownership Guidelines for our Section 16 Officers and directors	We do not guarantee salary increases or non-performance- based bonuses
We require Section 16 Officers and directors to retain 50% of vested equity awards or exercisable stock appreciation rights until Stock Ownership Guidelines are met	We do not offer excise tax gross-ups
We consider, and attempt to mitigate, risk in our compensation program	Our Insider Trading Policy expressly prohibits hedging, pledging and short selling Zebra securities
We use an independent compensation consultant
We have “double-trigger” accelerated vesting of equity awards, which requires both a change in control and an involuntary termination
We conduct an annual talent management review, including succession planning
We have a Clawback Policy applicable to all Section 16 Officers

Zebra Technologies Corporation ❘ 2023 Proxy Statement	15

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2022 Elements of Compensation

Our Executive Officers are responsible for driving the Company’s achievement of its long-term strategic goals, and their compensation is weighted toward rewarding long-term value creation for stockholders.

Our emphasis on creating long-term stockholder value is illustrated in the following charts, which show that long-term incentive compensation accounts for the largest percentage of the Named Executive Officers’ overall target compensation for 2022. In addition, a majority of the Named Executive Officers’ compensation — consisting of target long-term and target short-term incentive compensation combined — is performance-based or “at risk.”

CEO
8.1% Base Salary
10.9% Target Short-Term Incentive
91.9% AT-RISK COMPENSATION
81% Target Long-Term Equity

Other NEOs
16.9% Base Salary
16% Target Short-Term Incentive
83.1% AT-RISK COMPENSATION
67.1% Target Long-Term Equity

Target Short-Term Incentive Mix for All NEOs
30% Net Sales
50% Adjusted EBITDA Margin
20% EAI Index
Target Long-Term Incentive Mix for All NEOs
60% Performance-Vested Restricted Stock
40% Time-Vested Restricted Stock

Zebra Technologies Corporation ❘ 2023 Proxy Statement	16

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Proxy Statement

We are providing you with these proxy materials in connection with the solicitation by Zebra’s Board of Directors of proxies for our 2023 Annual Meeting of Stockholders. We will hold the virtual Annual Meeting at 10:30 a.m., Central Time, on Thursday, May 11, 2023. The Annual Meeting will be conducted solely by remote communication, in a virtual only format, which can be accessed at www.virtualshareholdermeeting.com/ZBRA2023, in order to enable a greater number of stockholders to attend. Stockholders will not be able to attend the Annual Meeting in person.

In accordance with rules and regulations of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing the proxy materials, which include this Proxy Statement and the accompanying proxy card, notice of meeting, and Annual Report to stockholders, to our stockholders over the Internet, unless otherwise instructed by the stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials was first mailed on or before March 31, 2023 to all stockholders of record as of March 17, 2023, the record date.

This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and information about voting procedures. As used herein, “we,” “us,” “our,” “Zebra” or the “Company” refers to Zebra Technologies Corporation.

Zebra Technologies Corporation ❘ 2023 Proxy Statement	17

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Corporate Governance

Corporate Governance Policies

Zebra believes that strong corporate governance practices help create long-term value for our stockholders. Our key governance practices, detailed in the Proxy Summary on page 8, and policies, listed below, provide the framework for our corporate governance and assist the Board in fulfilling its duties to stockholders. The Board reviews (and if necessary, modifies) the below policies periodically to ensure they reflect sound corporate governance practices.

Policy	Description
Corporate Governance Guidelines

Addresses matters relating to the composition and operations of the Board of Directors and the committees of the Board. The Corporate Governance Guidelines are reviewed annually by the Nominating and Governance Committee and were last amended in December 2022. The most recent amendments addressed the appointment of an Executive Chair and a Lead Independent Director.

Code of Conduct

Applies to directors, Executive Officers and all employees, and addresses Company policies and procedures intended to promote ethical and lawful behavior. All employees are required to complete annual compliance training on our Code of Conduct. Our Code of Conduct was last approved in May 2019.

Code of Ethics for Senior Financial Officers

Applies to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, and addresses matters such as honest and ethical conduct and compliance with laws and regulations, particularly in relation to financial records and periodic reports. Our Code of Ethics for Senior Financial Officers is available for download on the Company’s Investor Relations website at http://www.zebra.com under “Investors-Governance-Governance Documents.” Any waiver from the Code of Ethics for Senior Financial Officers and any amendment will be disclosed on such page of Zebra’s website. Our Code of Ethics for Senior Financial Officers was adopted in 2003 and was last amended in November 2022.

Related Party Transactions Policy

Applies to directors and Executive Officers, and establishes Zebra’s processes for identifying, approving or ratifying, monitoring and disclosing Related Party Transactions. See Related Party Transactions on page 30 for additional information. We adopted our Related Party Transactions Policy in October 2019.

Interlocking Directorate Policy

Applies to directors and Executive Officers, and establishes Zebra’s processes for identifying, approving and monitoring Zebra’s directors’ and Executive Officers’ simultaneous service as a director or Executive Officer at two entities to ensure compliance with anti-trust regulations. Our Interlocking Directorate Policy was adopted in February 2020.

Prohibition against hedging, pledging and short selling Zebra securities

Our Insider Trading Policy prohibits our directors, Executive Officers, employees and their family members who share their households from entering into hedging transactions with respect to Zebra securities. The Insider Trading Policy also prohibits individuals from holding Zebra securities in margin accounts or pledging Zebra securities as collateral for a loan. Individuals are also prohibited from entering into any transaction designed to insulate them from upside or downside price movement in Zebra securities, including, but not limited to, the purchase or sale of puts or calls; entering into prepaid variable forward contracts, equity swaps, collars or exchange funds; and engaging in short sales in Zebra securities. The Insider Trading Policy was last amended in August 2019.

Clawback Policy

Applies to Section 16 Officers and provides for the recoupment of equity awards and cash incentive payments in the event of either a financial restatement resulting from executive misconduct or gross negligence, or where executive misconduct results, or could result, in termination for cause, including a willful violation of any material obligation under an employment, confidentiality, non-solicitation, non-competition or any similar type of agreement. Our Clawback Policy was adopted in March 2020.

Zebra’s governance documents, including the charters of the Audit, Compensation and Nominating and Governance committees of the Board, are available on Zebra’s website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

Zebra Technologies Corporation ❘ 2023 Proxy Statement	18

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Selecting Nominees for the Board

How We Find Potential Directors

The Nominating and Governance Committee of our Board of Directors is responsible for identifying individuals who are qualified to serve as directors and for recommending candidates to the Board. The Nominating and Governance Committee relies on several sources to identify potential directors, including referrals from current Board members and management, suggestions from stockholders, individual self-nominations, search firms as well as organizations that provide diverse candidates.

Consideration of potential Board members involves a robust diligence process, including a series of internal discussions, review of the candidates’ qualifications and interviews with promising candidates. Candidates from all sources are evaluated in the same way and are subject to the same standards.

What We Look for in Potential Directors

We are committed to ensuring that the Board is comprised of directors who collectively provide a diverse breadth of experience, knowledge and skillsets to represent the interests of stockholders and provide effective oversight and support management’s execution of our long-term strategy. The Nominating and Governance Committee establishes and periodically reviews criteria for Board membership, as further discussed in Board Composition on page 32. We believe that Board candidates must exhibit certain minimum characteristics, such as: sound judgment and an even temperament, high ethical standards and a healthy view of the relative responsibilities of Board members and management. In addition, our Board members should be independent thinkers, articulate and intelligent, and be able to commit sufficient time and attention to Zebra’s business. The Nominating and Governance Committee also considers the diversity of race, ethnicity, gender, nationality, age, cultural background and professional experience of Board candidates, as well as the independence of Board candidates.

Each year the Nominating and Governance Committee reviews the performance of current directors. When deciding whether to nominate an existing director for re-election, the Nominating and Governance Committee will confirm that the director meets the characteristics described above, but also will consider matters such as whether the director:

•

represents stockholder interests in deliberations before the Board and its committees,

•

attends meetings regularly,

•

keeps abreast of Zebra’s business and strategy, and the industry in general,

•

prepares effectively for meetings with Board members and senior management,

•

communicates effectively at Board and committee meetings and with senior management,

•

supports the deliberative process as a team member (e.g., is courteous, respectful and constructive),

•

challenges the Board and senior management to set and achieve goals, and

•

possesses special characteristics that contribute to effectiveness as a Board member.

The Nominating and Governance Committee seeks to have a Board composed of directors with diverse backgrounds and qualifications that create a composite mix of experience, knowledge and skillsets that will allow the Board to fulfill its responsibilities. Although the Board does not have a specific diversity policy, the Nominating and Governance Committee Charter includes a stated commitment to diversity, providing that the Nominating and Governance Committee will consider race, ethnicity, gender, nationality, age, cultural background, professional experience and Board tenure in evaluating Board candidates and in nominating existing directors for re-election. The Board believes that a variety of points of view contribute to a more effective decision-making process. When recommending Board candidates for election or re-election by stockholders, the Board and Nominating and Governance Committee focus on how the experience and skillset of each Board candidate progresses the Company’s strategic objectives and complements those of fellow candidates and members of the Board to create a balanced Board with diverse viewpoints and deep expertise. The Board does not endorse a mandatory retirement age, term limits or automatic re-nomination to serve as a director.

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Board, Committee and Director Evaluations

The Board believes that Board and committee self-evaluations, as well as individual director evaluations, are the most effective means of determining whether the Board and its committees are operating effectively and whether a director should continue to serve in that capacity. Under the direction of the Nominating and Governance Committee, the Board and the committees of the Board conduct annual self-evaluations. In addition, under the direction of the Nominating and Governance Committee, the Lead Independent Director coordinates annual self-evaluations of the individual directors of the Board. These assessments typically consist of the directors preparing a self-assessment and the Lead Independent Director conducting one-on-one interviews with each director and reporting on the process to the Nominating and Governance Committee. The Lead Independent Director reports to the full Board on the process and discussions as they relate to the Board and its committees. The Board assesses its contribution as a whole and the individual committees’ contributions, as compared to their respective charters, and identifies areas in which improvements may be made. The Lead Independent Director reports on the process to the Nominating and Governance Committee and the Nominating and Governance Committee determines whether re-election of incumbent directors is appropriate. The Nominating and Governance Committee and the Lead Independent Director periodically review the evaluation processes of the Board and its committees as well as the evaluation process of the individual directors. In addition, the Lead Independent Director encourages directors to provide feedback outside of the self-evaluation process. Examples of changes made in response to the self-evaluation process over the last few years include:

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prioritizing diversity in our director searches,

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prioritizing board refreshment,

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adding additional executive sessions of the Board in which the independent directors meet without management or the chair present,

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allocating more Board meeting time to strategy and talent,

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increasing our directors’ exposure to employees below the executive officer level by meeting with these employees outside of Board and committee meetings, and

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improving our Board onboarding process and ensuring our new directors are informed about Zebra’s business, industry, strategy, corporate governance practices and the roles and responsibilities of Zebra’s directors. See Director Onboarding and Development on page 22 for additional information.

The results of the 2022 Board and committee self-evaluations and individual director evaluations confirmed the Board’s belief that the Board and its committees are currently operating effectively.

Director Independence

Under our Corporate Governance Guidelines and Nasdaq listing rules, a majority of our directors must be independent. Under Nasdaq listing rules, a director does not qualify as independent unless the Board affirmatively determines that the director has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In February 2023, the Nominating and Governance Committee reviewed the independence of all Zebra directors and determined, and the Board formally approved, that each director, except William J. Burns, our Chief Executive Officer, and Anders Gustafsson, our Executive Chair of the Board, is independent under Nasdaq listing rules, and that no director other than Mr. Gustafsson or Mr. Burns has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Leadership Structure

Under our Corporate Governance Guidelines, annually, the Board shall appoint a chair of the Board from among its members, as determined from time to time by the Board based upon the Board’s assessment at the time of the best governance for Zebra and the Board. If the individual appointed to serve as chair is not an independent director, the independent directors shall also appoint a Lead Independent Director. With the recent CEO succession, the Board has selected Anders Gustafsson, Zebra’s former CEO, as Executive Chair of the Board. Over his tenure as CEO, Mr. Gustafsson has created tremendous value for stockholders and has established himself as a Company leader for stakeholders, making him an invaluable leader for the Board at this time. Maintaining separate CEO and chair roles allows for the Company to benefit from Mr. Gustafsson’s extensive knowledge of the business and industry and to meet governance best practices.

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In his capacity as Executive Chair of the Board, Mr. Gustafsson’s duties include, but are not limited to, the following:

Presiding at all meetings of stockholders and of the Board, including executive sessions of the whole Board	Encouraging director participation at meetings and promoting effective communication on developments occurring between Board meetings

Approving Board agenda items, in collaboration with the Chief Executive Officer and Lead Independent Director, and Board and committee meeting schedules as well as monitoring the quality of the information sent to the Board

Making himself available to major stakeholders if requested and where appropriate
Working with the Lead Independent Director, Chief Executive Officer and Board on the Company’s talent management, which includes succession planning of our Executives and their teams

Working with the Compensation Committee and Lead Independent Director on talent development plans for the Chief Executive Officer and other key members of senior management as well as oversight of the Chief Executive Officer’s performance review

Working with the Nominating and Governance Committee and Lead Independent Director with respect to oversight of corporate governance matters; assignment of directors to Board committees and assignment of committee chairs; oversight of continuing education for directors; as well as recruitment, selection and orientation of new Board members

Acting as a liaison between management and the Board

With the appointment of Anders Gustafsson as Executive Chair, the Board has determined that it is in the best interest of the Company at this time to also appoint a lead independent director. The appointment of a lead independent director ensures that the independent directors continue to have robust leadership in the boardroom. Michael Smith has been appointed as the Lead Independent Director effective March 1, 2023. Mr. Smith has served as an independent director since 1991 and served as our independent Chair of the Board from 2007 to 2023 when Mr. Gustafsson was appointed as Executive Chair. Mr. Smith provides independent leadership that reflects his experience with Zebra and the operation and history of the Board. In his capacity as Lead Independent Director, Mr. Smith’s duties include, but are not limited to, the following:

Calling meetings of independent directors, executive sessions, Board meetings and meetings with individual directors and members of management

Facilitating discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of the Chief Executive Officer and management succession planning

Serving as liaison between independent directors, the Executive Chair and other members of management	Encouraging director participation at meetings and promotes effective communication on developments occurring between Board meetings
Briefing the Chief Executive Officer on issues arising from executive sessions	Making himself available to major stakeholders if requested and where appropriate
Collaborating with the Executive Chair and CEO to review and approve Board agendas and relevant information provided to the Board in collaboration with the Executive Chair and CEO	Leading Board meetings when the Executive Chair is not present and providing feedback to Executive Chair and management from any meetings of independent directors, when appropriate
Leading the independent Directors’ evaluation of the CEO and Executive Chair’s effectiveness, including meeting with each independent director and gathering feedback	Presiding at all executive sessions of the independent directors
Coordinating the Board’s, committees’ and individual director’s self-assessments and evaluation processes, as well as recruitment, selection and orientation of new Board members	Providing advice and counsel to the Executive Chair and Chief Executive Officer

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Executive Sessions

The Board and its committees regularly meet in executive session with and without the Executive Chair and/or Chief Executive Officer present. No formal action of the Board is taken at executive sessions, although the directors other than CEO may subsequently recommend matters for consideration by the full Board. The directors other than the CEO discuss, among other things, priorities for upcoming sessions, considerations for the Annual Meeting of Stockholders, the performance evaluation of the Chief Executive Officer, the compensation of the Chief Executive Officer and other members of senior management, talent management, development and succession planning, updates on Zebra’s business, risk management activities and strategies and management’s strategies for achieving Zebra’s long-term strategic goals, including review of merger and acquisition proposals. The directors other than the CEO may invite guest attendees, such as management, other employees or independent consultants, when appropriate, for the purpose of providing the directors other than the CEO with information or counsel on specific matters.

Board Meetings

During 2022, our Board of Directors met eight times. All directors attended 75 percent or more of the meetings of our Board and the standing committees on which they served in 2022. Barring unforeseen circumstances, Zebra expects all directors to attend noticed meetings of the Board and the standing committees on which they serve as well as the Annual Meeting of Stockholders. The full Board attended the 2022 Annual Meeting.

Limitation on Service on Other Boards

The Corporate Governance Guidelines limit the number of other publicly traded for-profit boards on which a non-employee director may serve to four. Employee directors and Executive Officers, including the Chief Executive Officer, may serve on the board of one publicly traded for-profit entity other than Zebra’s Board. Prior to accepting an invitation to serve on another public company’s board, directors must inform and receive approval from the chair of Zebra’s Board. In approving such board service, the chair considers whether the director’s service on another public company’s board complies with Zebra’s Corporate Governance Guidelines, creates a conflict of interest, including an interlocking directorate, or whether such board service would otherwise interfere with such director’s service as a director of Zebra. A director employed by Zebra solely in the capacity of Executive Chair may serve on the board of directors of up to two other publicly traded for-profit entities, subject to approval from the lead independent director. These policies and directors’ compliance with these policies are reviewed at least annually and all directors comply with these limitations.

Director Onboarding and Development

The Nominating and Governance Committee of the Board oversees the onboarding of new directors and continuing director education. Zebra provides robust orientation and on-boarding to new directors that are designed to familiarize them with Zebra and our culture, industry, strategy and operations, including talent development and strategy; financial statements, internal controls and related policies; corporate governance practices; as well as the roles and responsibilities of a director and of the Board generally. Zebra’s orientation program includes meetings with the Company’s management, invitations to attend the meetings of each committee of the Board and comprehensive background materials.

Zebra also values and strongly encourages continuing director education. Zebra provides its directors with various forms of training, education and business-specific learning opportunities throughout the year, including Company site visits and site visits to major customers, as appropriate; briefings on business updates; and presentations to the Board and its committees on Zebra’s business (including specific updates on our products, solutions and services), industry and governance trends, regulatory developments and best practices. We regularly provide the Board and its committees with other educational materials on topics relevant to Zebra. Directors are also strongly encouraged to attend additional continuing education programs designed to enhance the performance of individual directors and the Board as a whole. Zebra reimburses the costs of continuing director education programs provided by third parties.

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Management Development and Succession Planning

Our Board acts as an advisor and counselor to our senior management and monitors their performance. A primary responsibility of our Board is to plan for the succession of the Chief Executive Officer as well as other senior management positions. Management reports regularly to our Board on Zebra’s program for succession and management development, including Zebra’s performance management and talent management processes. Our Board also becomes familiar with potential successors for senior management positions through various means, including, but not limited to, performance evaluations and talent reviews, Board and committee presentations and regular informal meetings. These development and succession planning activities resulted in the successful internal promotion of William J. Burns to Chief Executive Officer in 2023, Robert Armstrong to Chief Marketing Officer in 2023, Joseph White to Chief Product & Solutions Officer in 2023, Tamara Froese to Chief Supply Chain Officer in 2022, and Nathan Winters to Chief Financial Officer in early 2021.

Oversight of Risk Management

The goal of our risk-management program is to provide reasonable assurance that a controllable risk will not have a material or significant adverse effect on Zebra.

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The Audit Committee, Compensation Committee and Nominating and Governance Committee report regularly to the Board regarding their oversight roles, and the Board regularly discusses significant risks facing Zebra. Management evaluates risk from these six distinct but overlapping risk areas:

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market risks include geo-political, economic environment, competitive landscape, disruptive technologies, insurance and currency/ foreign exchange rates;

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strategic risks include succession planning, corporate governance, human capital management, mergers and acquisitions, business continuity and strategic vision;

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operational risks include product & solutions development, procurement, manufacturing, logistics, distribution, sales, service execution, environmental, sustainability and workplace safety;

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reporting risks include tax, accounting and financial reporting, liquidity, sustainability reporting, and risks surrounding information technology governance, infrastructure and application management;

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security and privacy risks include cybersecurity, Zebra product and software security, data privacy and physical security; and

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legal and compliance risks include international trade, anti-bribery, product compliance, intellectual property, international laws and regulations and litigation.

Management identifies top risks affecting Zebra and assesses these identified risks by looking at the potential impact on Zebra, the likelihood of occurrence and Zebra’s level of risk exposure. Management cannot control market risks like general economic conditions, but these risks are evaluated against Zebra’s activities to manage our exposure.

Oversight of Cybersecurity and Privacy Risks

Zebra’s Audit Committee is responsible for risk oversight related to cybersecurity. In connection with this oversight, the Audit Committee monitors the quality and effectiveness of Zebra’s cybersecurity program covering security of its internal information technology systems and its products and solutions as well as Zebra’s cyber incident response plan and resources. Further, Zebra has a robust information security management system supported by a comprehensive set of policies that directly align with ISO27001 and are supported by SOC2 reports and external ISO 27001:2013 certifications for certain parts of our business. Management also briefs the Audit Committee on cybersecurity matters quarterly and the full Board as necessary. Zebra has a documented policy for timely communication to the Audit Committee for any consequential security incident. As part of Zebra’s cybersecurity program, Zebra conducts periodic training about cybersecurity with employees and the Board. This training includes annual training on general cybersecurity concepts, along with educational opportunities that include real-life simulation and/or “tabletop exercises.” Zebra also conducts an annual privacy and security summit with key internal stakeholders that involves training and information sessions conducted by employees and by third parties. Additionally, cybersecurity and privacy considerations are a key part of our product design, and we regularly stress-test for security vulnerabilities leveraging internal and external resources.

Oversight of Risks Arising Out of Zebra’s Compensation Policies and Practices

Risks arising out of Zebra’s compensation policies and practices may, depending on the actions or behavior encouraged, be categorized as strategic, operational, reporting, or legal and compliance risks. Management conducts an annual assessment of the risks arising out of Zebra’s compensation policies and practices. Management reviews each significant element of compensation for the purpose of determining whether that element—including any related performance goals and targets—encourages identifiable risk-taking behavior and whether any identified risks could have a material adverse effect on Zebra. As part of this review, management considers whether our compensation plans are designed to mitigate or cap risk, including features such as compensation caps under the Zebra Incentive Plan. In February 2022, management reviewed base salaries, the 2022 Zebra Incentive Plan and equity awards granted under the 2015 Long-Term Incentive Plan and 2018 Long-Term Incentive Plan. Based on this review, management prepared a report and discussed with the Compensation Committee its determination that our policies and practices are not reasonably likely to have a material adverse effect on Zebra.

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Stockholder Engagement

Our stockholders’ insights and feedback are important elements of our Board and management’s decision-making process. Throughout the year, members of management and the Board seek stockholder feedback to obtain a better understanding of our stockholders’ views.

Stockholder Engagement

December – February
March – May
June - August
September – November

Members of management and Board finish conducting annual off-season stockholder engagement

The Nominating and Governance Committee assesses feedback from off-season stockholder engagement along with investor policy updates and governance trends and reports to the full Board. The Board and/or the appropriate committee considers updates to our practices and procedures based on such updates

Publish our annual report and our proxy statement

Monitor investor voting and governance trends

Conduct annual meeting of stockholders at which our Board and management respond to stockholder inquiries

The Nominating and Governance Committee and Compensation Committee review feedback and final voting results from the Annual Meeting of Stockholders

The Nominating and Governance Committee and management prepare for Fall stockholder outreach, taking into account our annual meeting results, stockholder feedback, and proxy season trends

Members of management and Board conduct annual off-season engagement with stockholders and proxy advisors

Gather and report stockholder feedback to the Nominating and Governance Committee

In 2022, we continued our robust stockholder engagement program by reaching out to stockholders who in the aggregate held greater than 50% of our outstanding stock. Members of our senior management and Chair of the Board ultimately engaged with stockholders representing approximately 30% of our outstanding stock. In these meetings, we discussed:

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general updates to Zebra’s business and execution of our strategy;

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progress on Zebra’s environmental and social initiatives and related disclosures, including our diversity and inclusion initiatives and programs, human capital management efforts and disclosures, carbon emissions disclosures, and chemical safety disclosures;

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our governance practices, including board refreshment and diversity; and

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compensation practices, including consideration of sustainability metrics as part of incentive compensation.

In these discussions, several common themes emerged:

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We have continued to receive positive feedback on the work we have done to position our business for success and stockholders were pleased with our operational execution to date;

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Stockholders appreciated the depth of disclosure on environmental and social topics, and were pleased with our initiatives and progress towards our commitments;

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Stockholders expressed that they were pleased with the progress we have made on Board and committee refreshment and diversity and encouraged us to continue to bring diverse perspectives into the boardroom; and

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Stockholders shared their views on best practices on executive compensation. Stockholders continue to be

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supportive of our compensation program’s structure and its alignment with our strategy, as well as Zebra’s decision in 2021 to eliminate the use of stock appreciation rights and to increase the mix of performance-vested restricted stock to 60% of equity awarded to Executive Officers in our long-term equity compensation program as further discussed in 2022 Long-Term Equity Incentive Awards on page 58.

Through our engagement efforts, we were able to gain valuable feedback that has helped to inform our business practices and strategic decision making. All feedback was reviewed and discussed with the Nominating and Governance Committee, and the Nominating and Governance Committee reported on such feedback to the full Board. We intend to continue our stockholder outreach program to evolve our practices to best meet the needs of the Company and its stakeholders.

Sustainability

At Zebra, as a responsible corporate citizen, we are committed to a sustainable business that will benefit our stakeholders. We are focused on advancing our efforts across human capital management, climate and resource conservation, with objectives that align with our business model and strategy. Additional information on our sustainability initiatives is available on Zebra’s website at http://www.zebra.com under “Corporate Social Responsibility.”

Oversight

Our Board of Directors oversees risks and opportunities related to Zebra’s sustainability initiatives as well as related disclosures. Zebra has established a cross-functional Sustainability Council with executive oversight to advance our sustainability initiatives and reporting. Our Sustainability Council provides sustainability program oversight, coordination of goals, and ensures accurate and centralized internal and external reporting. The Sustainability Council reports to Zebra’s Board quarterly on our sustainability initiatives and related reporting.

We are a member of the Responsible Business Alliance, formerly known as Electronic Industry Citizenship Coalition. We deploy responsible sourcing management programs related to supplier engagement, awareness and training, human capital, and conflict minerals. Zebra performs onsite audits of our Tier I manufacturers regularly and engages strategic Tier II component suppliers in third-party validated assessments (EcoVadis). Zebra conducts regular management reviews with suppliers to monitor performance of its responsible sourcing management programs.

Zebra does not have a political action committee and typically does not endorse political candidates or make political contributions. Zebra’s Code of Conduct requires that any Company contributions be pre-approved by our Chief Legal Officer, General Counsel & Corporate Secretary.

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Human Capital Management

Culture & Development

Zebra’s human capital management initiatives aim to cultivate a high-performance culture that is inclusive and diverse and positions Zebra as the employer of choice in the communities where we work and live. Zebra’s Sustainability Council includes updates on Zebra’s human capital management initiatives and related disclosures in its quarterly sustainability report to the Board, including employee inclusion and diversity, employee benefits and training, and corporate philanthropy and volunteerism. In addition, management annually reports to the Board and the Compensation Committee on the performance, talent management, and succession planning of our senior management.

We believe that our strong Company culture is a key enabler of our success. The values of accountability, integrity, teamwork, agility, and innovation are central to our culture and how we operate and work together. We take proactive steps to ensure that this culture continues to permeate throughout our organization. Employee engagement within the Company is consistently high with the most recent employee engagement survey results scoring above relevant benchmarks for technology companies. Our flexible work model and various employee health and well-being programs bolster our employee engagement and relations. We consider our relations with our employees to be very good. In addition, we believe our compensation structure aligns with our stockholders’ long-term interests by balancing profitability and growth, as well as current market practices, and reflects the Company’s commitment to pay for performance.

We provide many employee development opportunities, starting with our robust onboarding process. Our Zebra Education Network, an online learning platform, offers a wide variety of learning and development resources such as formal learning courses, cross-functional development experiences as well as tools for mentoring and career shadowing. We also offer annual training and certification programs. Additionally, on an annual basis, we conduct a comprehensive talent review to assess our leadership pipeline and identify the skills we need to proactively develop in our employees for the future. This annual exercise is complemented by quarterly sessions with management to ensure we are making progress toward our critical talent development efforts throughout the year.

Diversity & Inclusion

We believe a diverse workforce and inclusive workplace contributes to our strong Company culture, where all employees are seen, heard, valued and respected. Our culture is deeply embedded within our Inclusion and Diversity Vision. Our Inclusion and Diversity Council provides governance around this framework and reviews our progress in these areas. We continue to encourage joint accountability for an inclusive culture through both individual performance goals, and our Company-wide performance management process. We encourage employees to champion Inclusion & Diversity, work in their community, and exchange ideas with customers to further their personal development.

Our Employee Resources Groups, (internally recognized as Inclusion Networks), are employee-driven, executive sponsored communities which foster a more inclusive workplace by bringing together employees from across the business to empower, support and learn from each other. The inclusion networks promote collaboration and host productive dialogue to help all Zebras understand the unique needs of our diverse employee populations. Currently at Zebra, we have eight inclusion networks: Women’s Inclusion Network (WIN), Zebra Equality Alliance (ZEAL), Zebra Veteran’s Inclusion Network (VETZ), Zebras of African Descent (ZAD), Zebra Hispanic/Latinx Inclusion Network (UNIDOS), Zebras of All Abilities (ZoAA), Zebra’s Early Career Inclusion Network (EDGE), and Zebra Asian Inclusion Network (A2Z). In 2022, we launched The Green Herd employee network to support grassroot sustainability efforts, inspire a conversation mindset at each Zebra site, and support and develop focus areas for active employee engagement across the globe.

We have established talent acquisition partnerships with organizations such as Society of Women Engineers (SWE), National Society of Black Engineers (NSBE), Disability:IN, Hispanic Alliance for Career Enhancement (HACE), Hiring our Heroes (HOH), Out in STEM (oSTEM), as well as Hispanic Serving Institutions (HSIs) to enhance our recruitment efforts and deepen our partnership with diverse talent. In addition to external outreach, we provide a variety of training including unconscious bias awareness for all employees, interviewing bias awareness training for hiring managers, and a mandatory Inclusive Leadership workshop for all people leaders. There are additional diversity and inclusion learning tools and resources available for all Zebras, including discussion forums and on-demand learning geared specifically toward focusing on the development of our diverse talent. Additionally, we have launched employee development programs with external coaching and partnered with CEO Action’s Executive Level Mentoring Initiative.

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Climate

Zebra’s climate initiatives are focused on reducing carbon emissions. In our operations, we are pursuing clean energy sourcing projects and energy reduction initiatives, while collaborating with suppliers and customers to reduce carbon emissions throughout our value chain. We joined the U.S. Department of Energy’s (“DOE”) Better Climate Challenge to significantly reduce carbon emissions. Given the high degree of complexity associated with long-term climate-related risk scenario analysis, Zebra collaborated with scientists at the DOE to gain better insights and understanding of climate-related risks over the long-term. A detailed disclosure of the collaboration and results of the climate scenario analysis are posted on the DOE’s website. We also committed to energy intensity reduction at Zebra sites in partnership with the DOE’s Better Plants program. In addition, we joined the U.S. Environmental Protection Agency’s SmartWay program to drive best practices in reducing transportation-related carbon emissions. Zebra’s Sustainability Council includes updates on Zebra’s climate initiatives and related disclosures in its quarterly CSR report to the Board, and also informs the Board of any climate-related risks.

Zebra’s commitment includes a 50% reduction in absolute scopes 1 and 2 greenhouse gas (GHG) emissions by 2030 from its 2020 baseline. The company has also committed to reduce absolute scope 3 GHG emissions from purchased goods and services and the use of sold products by 15% within the same timeframe.

The targets covering GHG emissions from Zebra’s operations (scopes 1 and 2) are consistent with reductions required to keep warming to 1.5°C, the most ambitious goal of the Paris Agreement. Zebra’s emissions target from its value chain (scope 3) meets the SBTi’s criteria for ambitious value chain goals, in line with current best practice.

Zebra’s low-carbon transition plan includes supplier engagement to reduce emissions related to purchased goods, product innovation to reduce energy during customer use, and its partnership with the DOE’s Better Climate Initiative for technical assistance on its science-based targets.

Resource Conservation

Zebra’s resource conservation initiatives include, but are not limited to, sustainable product design, eco-packaging, waste reduction, and circular economy product innovation with certified refurbished devices. We have initiatives to address landfill reduction, sustainable products and packaging, as well as to evolve our circular economy offerings with certified refurbished products for reuse and rental. Zebra’s Sustainability Council includes updates on Zebra’s resource conservation initiatives and related disclosure in its quarterly sustainability report to the Board, and also informs the Board of any risks related to resource conservation.

Zebra’s Green Product Council helps to drive sustainable products and packaging initiatives. We utilize Lean Six Sigma tools to jointly develop manufacturing processes with our suppliers and drive continual improvement through smart digitization to reduce both waste and cost.

Through detailed product life cycle analysis, we can understand the environmental impacts of our solutions from supplier sourcing through to production and customer use. We also:

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Use full product formulation disclosure data to ensure compliance.

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Proactively restrict substances of future concern.

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Drive material substitutions to further product differentiation and eco-labeling opportunities.

Our holistic approach to product design led to the industry’s first compostable print cartridges from potato starch. We launched this product for the home office market in 2021.

In addition, the rugged design of Zebra’s purpose-built enterprise-grade devices and our bundled service and security plans allow enterprise customers to extend the lifecycle of their devices, while our Circular Economy program facilitates refurbishment and reuse of our mobile computers. In 2021, the Business Intelligence Group recognized the Zebra Circular Economy Program with a Sustainability Service of the Year award.

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Stock Ownership Guidelines

In May 2021, we updated our Stock Ownership Guidelines to increase the Chief Executive Officer’s multiple of pay requirement from 5x to 6x annual base salary, to remove the number of shares requirement so that stock ownership is measured as a multiple of pay, and to account for Executive Officer title changes. Zebra’s Stock Ownership Guidelines for Executive Officers and non-employee directors impose the following stock ownership requirements:

Covered Participant	Multiple of Pay
Chief Executive Officer	6x annual base salary
Executive Vice President Executive Officers	4x annual base salary
Section 16 Officers	3x annual base salary
Senior Vice President Executive Officers	1x annual base salary
Non-Employee Directors	5x annual board cash retainer

Non-employee directors and covered Executives have five years after becoming subject to the Stock Ownership Guidelines to satisfy the applicable threshold ownership level. Until that ownership requirement is attained, non-employee directors and covered Executives must retain 50% of their after-tax shares acquired upon exercise or vesting of an equity award. The Stock Ownership Guidelines are available on our website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

In February 2023, the Compensation Committee reviewed compliance with the Stock Ownership Guidelines as of December 31, 2022 for all non-employee directors and Executive Officers. Except for Nelda Connors (who became a director in February 2022) and Tamara Froese (who became an executive officer in November 2022), each of Zebra’s Executive Officers and non-employee directors satisfied the applicable stock ownership level.

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Related Party Transactions

The Related Party Transactions Policy applies to any transaction where Zebra is a participant, the aggregate amount involved may exceed $120,000, and a related party has a direct or indirect material interest. For this purpose, a “related party” is any director, executive officer, any beneficial owners of five percent or more of Zebra’s voting securities, and their immediate family members, as well as entities in which a related party is a partner or has a 5% or greater beneficial interest. Zebra’s Related Party Transactions Policy is posted on http://www.zebra.com under “Investors-Governance- Governance Documents.”

Our Chief Legal Officer, General Counsel & Corporate Secretary and Audit Committee administer the Related Party Transactions Policy. Anyone seeking to engage in a potential related party transaction must provide the Chief Legal Officer, General Counsel & Corporate Secretary with all relevant information concerning the transaction. If the Chief Legal Officer, General Counsel & Corporate Secretary determines that a proposed transaction triggers further review under the Related Party Transactions Policy, the Chief Legal Officer, General Counsel & Corporate Secretary will provide all material information regarding the transaction to the Audit Committee to review and approve, ratify or disapprove. If the Audit Committee determines that the approval or ratification of the transaction should be considered by all of the disinterested members of the Board of Directors, disinterested directors would review the transaction and, if appropriate, approve or ratify it by a majority vote of disinterested directors. The Audit Committee will consider all relevant available facts and circumstances, including:

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the size of the potential transaction and the amount payable to the related party;

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the nature of the related party’s interest in the transaction;

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whether the transaction involves a conflict of interest;

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whether the transaction was undertaken in the ordinary course of business on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

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whether Zebra was notified about the transaction before its commencement, and if not, why pre-approval was not sought and whether subsequent ratification would be detrimental to Zebra;

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the impact on a director’s independence;

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the availability of sources for comparable products or services;

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the benefit to Zebra and its stockholders; and

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any other information regarding the transaction or related party that would be material to investors in light of the circumstances.

Notwithstanding the foregoing, transactions specifically excluded by the Securities and Exchange Commission’s related person transaction disclosure rule are not considered related party transactions under our Related Party Transactions Policy. However, such transactions may require approval under other applicable policies.

At the end of each fiscal quarter, we conduct a related party survey that requires each director and executive officer to identify (i) all related parties, which includes family members and entities in which such director, executive officer or any family member has an ownership interest or for which such director, executive officer or any family member serves as a director or officer, and (ii) any transactions between Zebra and such related parties. Zebra has not been a participant in a transaction in fiscal 2022 in which any related party of Zebra had or will have a direct or indirect material interest, as contemplated by Item 404(a) of Regulation S-K.

Compliance Reporting

Zebra maintains a compliance hotline and website to provide a confidential means for employees or other interested individuals to communicate concerns to management or the Board of Directors, including concerns regarding accounting, internal controls or audit matters and compliance with laws, regulations, Company policies or the Code of Conduct. Our Chief Compliance Officer reports regularly to the Audit Committee on our Compliance and Ethics Program, including information about the communications received via the compliance hotline and website.

Communications with the Board

Any stockholder who would like to contact our Board of Directors may do so by writing to our Chief Legal Officer, General Counsel & Corporate Secretary at Three Overlook Point, Lincolnshire, Illinois 60069. Communications received in writing will be distributed to the appropriate members of the Board, depending on the content of the communication received.

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Proposal 1 Election of Directors

Zebra’s Board of Directors currently consists of ten directors. Eight of our directors are independent under Nasdaq listing requirements; the ninth director is the Board’s Executive Chair Anders Gustafsson and the tenth director is Zebra’s Chief Executive Officer William J. Burns. The Board, based on the recommendation of the Nominating and Governance Committee, nominated William J. Burns, Linda M. Connly, Anders Gustafsson, and Janice M. Roberts to stand for election at the 2023 Annual Meeting of Stockholders. Each nominee currently serves as a director of Zebra.

Our Board is divided into three classes with staggered three-year terms. Every year we elect one class. We are asking stockholders to re-elect our four Class III directors, whose term expires this year. If elected, William J. Burns, Linda M. Connly, Anders Gustafsson, and Janice M. Roberts will serve for a three-year term expiring at the 2026 Annual Meeting and until their successors are elected and qualified.

All of the nominees have consented to stand for election and to serve if elected. However, if at the time of the Annual Meeting any nominee is unable or declines to serve, the individuals named in this Proxy Statement will, at the direction of the Board, either vote for the substitute nominee or nominees recommended by the Board, or vote to allow the vacancy to remain open until filled by the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF WILLIAM J. BURNS, LINDA M. CONNLY, ANDERS GUSTAFSON, AND JANICE M. ROBERTS TO SERVE AS CLASS III DIRECTORS OF ZEBRA.

The following sets forth information regarding the qualifications and biographical information of nominees for Class III directors and the continuing directors.

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Board Composition

Zebra’s Board is composed of ten highly qualified directors whose experience, skillsets and tenure complement those of fellow Board members to create a balanced Board with diverse viewpoints and deep expertise. In addition to the personal characteristics that the Nominating and Governance Committee believes are necessary for all directors, which are described in Selecting Nominees for the Board on page 19, the below Director Skills chart highlights certain skillsets of our director nominees and continuing directors that the Nominating and Governance Committee believes are necessary for the Board to adequately perform its oversight functions. The Nominating and Governance Committee does not assign specific weights to any of these skillsets, nor does the Director Skills chart reflect all of the attributes possessed by any one director or the Board as a whole. Further information on each director nominee’s and continuing director’s qualifications and relevant experience is provided in the individual biographical descriptions below.

Board Diversity (as of March 31, 2023)
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
	3	7	0	0
Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

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Board Diversity (as of April 1, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
	3	6	0	0
Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

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Biographical Information of Zebra’s Director Nominees and Continuing Directors

The following biographical descriptions set forth certain background information about our director nominees and continuing directors, including specific professional experience and individual qualifications that led to the conclusion by our Board that such person should serve as a director of Zebra.

Nominees for Director

WILLIAM J. BURNS
Chief Executive Officer Class III Director (Term Expires 2023) Director since: 2023 Age: 55 Committees: • None

Professional Highlights

Mr. Burns was named Chief Executive Officer, Zebra Technologies, effective March 1, 2023. Bill has more than 30 years of experience in the technology sector and joined Zebra Technologies in 2015. In his prior role as Chief Product & Solutions Officer, he oversaw the strategy, investments, and development of Zebra’s expansive portfolio of products and solutions. During this time, Bill extended Zebra’s market share leadership across its core businesses while entering adjacent and expansion markets, delivered on the company’s Enterprise Asset Intelligence Vision, and strengthened Zebra’s strategic relationships with its customers and partners. Prior to joining Zebra, Bill served as Chief Executive Officer of Embrane, a Silicon Valley-based venture capital backed startup which was acquired by Cisco in April 2015. Prior to joining Embrane, Bill served as Chief Executive Officer of Spirent Communications, a global leader in test and measurement solutions publicly traded on the London Stock Exchange. He also held various executive and sales leadership roles at Tellabs, Inc. Bill has a Master of Business Administration from Temple University, a Bachelor of Science degree in Business Administration from Misericordia University, and an Associates Degree in Engineering from Pennsylvania State University.

Director Qualifications

Mr. Burns has decades of executive experience in the Software and Hardware industry serving in various executive and leadership roles. In his prior role as Zebra’s Chief Products & Solutions Officer, Mr. Burns gained meaningful insight into Zebra’s portfolio of products and the markets we serve. In addition, Mr. Burns has extensive management experience in technology innovation, including in product development, disruptive innovation, new business models and business model extension, and technology trends. Mr. Burns also offers the Board a broad range of skills, including knowledge of public company corporate governance, corporate strategy and planning, international operations, manufacturing, sales and marketing, and mergers and acquisitions.

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LINDA M. CONNLY
Independent Class III Director (Term Expires 2023) Director since: 2020 Age: 57 Committees: • Audit

Professional Highlights

Ms. Connly has served since 2020 as an Expert Partner on sales and go-to-market transformation for Bain & Company’s Commercial Excellence practice, a management consultancy that provides advice to public, private and non-profit organizations. Ms. Connly previously served at Bain & Company as a Strategic Advisor on go-to-market transformations and specializing in high velocity sales models from 2018 to 2020. In addition, Ms. Connly has served since 2018 as Chief Executive Officer of The Connly Advisory Group LLC, a consulting practice she founded that provides services to diagnose sales issues and design go-to-market models. Prior to her current roles, she was Interim Executive Vice President of Rackspace, a managed cloud computing company, where she led transformation for a $1.8 billion managed services business from 2018 to 2019. Prior to that, she held numerous roles at EMC Corporation between 2000 and 2016 including serving as SVP, EMC lead for Global Go-To-Market Integration where she led the 2015 go-to-market integration for Dell Technology and EMC, one of the largest technology mergers in history to date. She continued to serve in leadership roles at Dell Technology after the merger, including SVP, Enterprise Customer Strategy & Advocacy from 2016 to 2017 and SVP, Global Center of Competency, Infrastructure Solutions Group from 2017 to 2018.

Ms. Connly serves as a board member of PortCo/Presidio, a leading North American information technology solutions provider focused on digital infrastructure, business analytics, cloud, security and emerging solutions. Most recently, Ms. Connly served as an advisor for Wasabi Technologies, a private company providing cloud storage solutions, and as a trustee at Saint Anselm College. In addition, in 2019, Ms. Connly served as an independent public director for Carbonite (Nasdaq: CARB), a cloud-based backup and security SaaS provider, until its acquisition by OpenText that year.

In 2014, Ms. Connly was presented the Boston Chamber of Commerce Pinnacle Award in the category of “Achievement in Management.” In addition, she was also named by VAR Business magazine as one of the “Top 50 Most Powerful Women in Technology” and by CRN (Computer Reseller News) magazine as one of the “Top 100 Unsung Heroes.”

Director Qualifications

Ms. Connly is an operating executive, director and consultant with over 25 years of broad cross-functional experience. The Board benefits from Ms. Connly’s deep expertise in revenue acceleration, sales resource optimization, go-to-market and high velocity sales channels. Ms. Connly has valuable experience in technology and innovation, mergers and acquisitions as well as experience in overseeing the development and implementation of strategic priorities and business transformation from hardware to software and solutions. Ms. Connly’s service as a public board member has also provided her with proficiency in corporate governance. Ms. Connly’s extensive background and experience in the technology industry and go to market strategies will be valuable to Zebra as we expand into new markets and solutions.

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ANDERS GUSTAFSSON
Executive Chair Class III Director (Term Expires 2023) Director since: 2007 Age: 62 Committees: • None

Professional Highlights

Mr. Gustafsson served as Zebra’s Chief Executive Officer and a director from 2007 to March 2023 and has since transitioned to the Executive Chair of the Board. Prior to joining Zebra, Mr. Gustafsson served as Chief Executive Officer of Spirent Communications plc, a publicly-traded telecommunications company, from 2004 until 2007. At Spirent, he redirected that Company’s growth strategy, divested non-core operations, integrated historic acquisitions and streamlined the organization to realize significant cost savings. From 2000 until 2004, he was Senior Executive Vice President, Global Business Operations, of Tellabs, Inc., a communications networking company. Mr. Gustafsson’s other roles at Tellabs included President, Tellabs International; President, Global Sales; and Vice President and General Manager, Europe, Middle East and Africa. Earlier in his career, he held executive positions with Motorola, Inc.

Mr. Gustafsson is a member of the board of directors of International Paper Company (NYSE: IP), a leading global producer of renewable fiber-based packaging, pulp and paper products. Previously, Mr. Gustafsson was a member of the board of directors of Dycom Industries Inc. (NYSE: DY), a company that provides construction and specialty services to the telecommunication industry. He is a member of the Technology Committee and the Immigration Committee of the Business Roundtable. He also serves as a trustee of the Shedd Aquarium and is a member of the Civic Committee of the Commercial Club of Chicago.

Director Qualifications

Mr. Gustafsson has extensive executive level experience that allows him to bring to the Board a broad range of skills, including knowledge of leadership of complex organizations, corporate strategy and planning, financial controls and accounting, corporate finance, international operations, manufacturing, sales and marketing and mergers and acquisitions. In addition, Mr. Gustafsson has gained meaningful experience in technology and innovation, including in product development, disruptive innovation, new business models and business model extension, and technology trends, as well as cybersecurity risk management. While serving as a director on public company boards Mr. Gustafsson has also gained proficiency in risk management and compliance oversights, corporate governance as well as environmental, sustainability and public policy. The Board benefits from Mr. Gustafsson’s deep knowledge of Zebra’s business and industry.

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JANICE M. ROBERTS
Independent Class III Director (Term Expires 2023) Director since: 2013 Age: 67 Committees: • Compensation

Professional Highlights

Ms. Roberts is an experienced global technology executive and venture capitalist based in Silicon Valley, where her board experience spans public, private and nonprofit organizations. Ms. Roberts has served as a Partner at Benhamou Global Ventures (BGV) since 2014; an early stage global investor in companies that lead the digital transformation of enterprises. From 2000 to 2013, Ms. Roberts served as Managing Director of Mayfield Fund, investing in wireless, mobile, enterprise and consumer technology companies. Following the acquisition of BICC Data Networks Ltd, where she was Managing Director, from 1992 to 2000, Ms. Roberts was employed by 3Com Corporation (which was later acquired by Hewlett Packard), where she held various executive positions, including Senior Vice President of Global Marketing and Business Development, President of 3Com Ventures, and President of the Palm Computing Business Unit.

Ms. Roberts currently serves on the boards of NETGEAR, Inc. (Nasdaq: NTGR), where she serves on the Audit, Compensation and Subscription Service Strategy Committees, Totango Inc. and Uneeq Ltd. Until May 2022, she served as Lead Independent Director and Chair of the Compensation Committee at Zynga Inc. (Nasdaq: ZNGA). Other recent public board positions include serving as a director of RealNetworks, Inc. (Nasdaq: RNWK) for nearly 10 years, until 2020, and ARM Holdings Plc until its acquisition by the SoftBank Group in 2016. Ms. Roberts is also on the board of GBx Global.org, a technology community connecting British entrepreneurs to the San Francisco Bay Area, and she serves on the advisory board of Illuminate Ventures. Ms. Roberts previously served on the Board of Light Blue Optics Ltd. (dba Kaptivo), a developer of collaboration solutions, from 2017 to 2020, and was a Board Director and President of the Ronald McDonald House at Stanford from 2011 to 2017.

Director Qualifications

Ms. Roberts has almost four decades of global technology operating and venture capital experience, including over 25 years in Silicon Valley. She has held executive roles in Europe and the US, including marketing, sales, business development, mergers, acquisitions and general management, all with global responsibilities. Ms. Roberts is entrepreneurial, product and customer-centric with expertise across multiple product areas and sectors including networking, communications and mobile solutions, software, services, semiconductors and applications, spanning enterprise, small business, service providers and consumer markets. She has a proven track record of success, leadership, execution and innovation in diverse organizations, environments, industries and cultures. Ms. Roberts currently balances a diverse board portfolio of technology growth companies with early stage investing in innovative new businesses. This is particularly relevant to Zebra as it continues to transition to more digital, software and service and intelligent automation business opportunities. Ms. Roberts also has considerable board governance experience and capabilities with public, private and non-profit organizations in North America, Europe and Asia, especially relating to compensation (developing significant new executive programs), and most recently leading special litigation work and diversity and inclusion initiatives. She has worked across all committees in her career, having served as chair of the compensation committee, lead independent director and on audit, compensation and strategy committees.

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Continuing Directors

NELDA J. CONNORS
Independent Class II Director (Term Expires 2025) Director since: 2022 Age: 57 Committees: • Audit (Financial Expert)

Professional Highlights

Ms. Connors is the Founder, Chairwoman and Chief Executive Officer of Pine Grove Holdings, LLC, a woman and minority-owned privately held investment company that acquires lower middle market companies with a high engineering and service component. Prior to founding Pine Grove Holdings, LLC in 2011, Ms. Connors served as President and Chief Executive Officer of Atkore International Inc., formerly the Electrical and Metal Products division of Tyco International, before it became privately held in 2010. Before joining Tyco, she served as Vice President at Eaton Corporation, a global electrical and automotive supplier, where she held several positions in operations, continuous improvement, and general management. In addition, Ms. Connors has held a number of executive and management positions in diversified industrial and automotive end-markets.

Ms. Connors currently serves on the boards of Baker Hughes (NYSE: BKR) where she serves on the Audit and Human Capital and Compensation Committees; Otis Worldwide (NYSE: OTIS) where she serves on the Audit and Compensation Committees; and Boston Scientific (NYSE: BSX) where she serves on the Risk and Executive Compensation & Human Resources Committees. Other recent public board positions include serving as a director of BorgWarner (NYSE: BWA) until 2022, Enersys (NYSE: ENS) until 2021, Echo Global Logistics (NASDAQ: ECHO) until 2020, and CNH Industrial (NYSE: CNHI) until 2020. Ms. Connors also currently serves as an independent advisor to Nissan North America, an advisor of Queen’s Gambit Growth Capital, and an advisor to Vibracoustic.

Ms. Connors has been recognized by Forbes 50 Over 50 for Investment; Savoy Magazine in its Power 300 Most Influential Black Corporate Directors; Black Enterprise Magazine as one of the Top 75 Powerful Women in Business; and one of Chicago United’s Business Leaders of Color.

Director Qualifications

Ms. Connors has over 25 years of valuable technical and operating experience in global manufacturing and diversified industrial companies with highly technical products and services. The Board and Audit Committee benefit from Ms. Connors’ executive leadership skills and experience in the areas of operations and financial management, sales and marketing, quality, mergers and acquisitions, engineering, risk management and business strategy. Ms. Connors’ financial acumen, including her proficiency in financial management and financial reporting processes, as well as experience serving as a member of the audit committee on other public companies’ boards, facilitates the Board’s oversight of Zebra’s accounting, internal control and auditing functions and activities. In addition, Ms. Connors’ service as a public board member and as an independent advisor provided her with expertise in corporate governance.

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CHIRANTAN “CJ” DESAI
Independent Class I Director (Term Expires 2024) Director since: 2015 Age: 52 Committees: • Compensation

Professional Highlights

Mr. Desai has served as ServiceNow’s Chief Operating Officer since January 2022 and is responsible for product, design, and engineering, and industries and solution sales. Mr. Desai previously served as ServiceNow’s Chief Product & Engineering Officer from 2016 to 2022 where he was responsible for their products, platform, technology and cloud infrastructure. From 2013 to 2016, Mr. Desai served as President of the Emerging Technologies Division at EMC, where he oversaw product management, engineering, product marketing, research and development, the launch of new product lines and the growth of new businesses that help customers accelerate their journey to cloud computing. Prior to working at EMC, Mr. Desai was Executive Vice President of Information Management at Symantec, where he led the strategy, development, technical support and delivery of Symantec’s backup and recovery, storage and availability, archiving and eDiscovery products. In this role, Mr. Desai was responsible for a $3 billion business and a team of approximately 4,000 people. Previously, Mr. Desai was responsible for the Endpoint Security and Mobility group at Symantec, where he became the go-to security expert for top enterprises. He began his career with Oracle and was a key member of the team that launched Oracle’s first cloud services.

Director Qualifications

Mr. Desai has decades of experience in the Software and Hardware industry, serving in various product development, engineering and business roles, and provides value to our Board by being a strategic thinker with an affinity for innovation. The Board benefits from Mr. Desai’s deep expertise in software and product security as well as his knowledge of best practices in product development and go-to-market strategy, especially for enterprise clients similar to those Zebra supports. In addition, Mr. Desai has experience in overseeing corporate cybersecurity risk management, including cybersecurity programs, incident response plans and information security and data-privacy protections. Mr. Desai has also gained experience in mergers and acquisitions, business transformation, international business as well as marketing and sales while serving as an executive and in other leadership roles.

RICHARD L. KEYSER
Independent Class I Director (Term Expires 2024) Director since: 2008 Age: 80 Committees: • Compensation (Chair) • Nominating and Governance

Professional Highlights

Mr. Keyser spent much of his career at W.W. Grainger, Inc. (NYSE: GWW), an international distributor of maintenance, repair and operating supplies. He served as President and Chief Operating Officer from 1994 to 1995, Chairman and Chief Executive Officer from 1995 until 2008, Chairman from 2008 to 2010. Prior to joining Grainger in 1986, Mr. Keyser held positions at NL Industries and Cummins Engine Company.

Mr. Keyser serves as a trustee of the Shedd Aquarium, a trustee of the Field Museum of Natural History, a life trustee of the North Shore University Health System, a director of the US Naval Academy Foundation, and a director of the National Merit Scholarship Corporation. In addition, Mr. Keyser previously served on the board of The Principal Financial Group (Nasdaq: PFG), a global financial investment management and insurance company, and of Rohm and Haas Company, a global specialty materials company.

In 2010, Mr. Keyser was honored as the National Association of Corporate Directors 2010 Public Company Director of the Year based on his unwavering commitment to integrity, informed judgment and performance.

Director Qualifications

The Board benefits from Mr. Keyser’s decades of experience with distributor and reseller channels, the primary means by which Zebra sells its products. Mr. Keyser gained executive level experience at Grainger in international operations, operational excellence, customer service, integrated distribution networks, marketing and sales, electronic commerce, executive compensation, strategic planning and mergers and acquisitions. Mr. Keyser also has experience in technology and innovation as well as overseeing corporate cybersecurity risk. In addition, Mr. Keyser obtained experience in corporate governance while serving as a board member of public and private organizations. Mr. Keyser’s background and expertise provide significant strategic and operational benefits to Zebra.

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ROSS W. MANIRE
Independent Class I Director (Term Expires 2024) Director since: 2003 Age: 71 Committees: • Audit (Chair) (Financial Expert) • Nominating and Governance

Professional Highlights

Mr. Manire founded ExteNet Systems, Inc., a wireless networking company, and served as its President and Chief Executive Officer from 2002 until 2018. He was President of the Enclosure Systems Division of Flextronics International, Ltd., an electronics contract manufacturer, from 2000 to 2002, and President and Chief Executive Officer of Chatham Technologies, Inc., an electronic packaging systems manufacturer that merged with Flextronics, in 2000. Prior to joining Chatham Technologies, Mr. Manire was Senior Vice President of the Carrier Systems Business Unit of 3Com Corporation, a provider of networking equipment and solutions. He served in various executive positions with U.S. Robotics from 1991 to 1997, including Chief Financial Officer, Senior Vice President of Operations, and Senior Vice President of the Network Systems Division prior to its 1997 merger with 3Com. From 1989 to 1991, Mr. Manire was a partner in Ridge Capital, a private investment company. He began his professional career at Ernst & Young, LLP, and served as a partner in the Entrepreneurial Services Group from 1985 to 1989.

Mr. Manire is currently a member of the boards of directors of The Andersons, Inc. (Nasdaq: ANDE), a diversified business with interests in agribusiness where he is a member of the audit committee and the chair of the compensation committee. Mr. Manire is also an operating partner at Columbia Capital, the Chairman of Vivacity LLC and is on the board of directors of Hellen Systems and Quicket Solutions, Inc.

Director Qualifications

Mr. Manire brings over 30 years of business management, finance and leadership to the Board. His extensive background and experience as an executive officer and as a public company board member provide him with a vast skill set including experience in mergers and acquisitions, international business, marketing and sales, technology and innovation, cybersecurity risk management, as well as corporate governance. Mr. Manire’s robust financial and accounting experience facilitates the Board’s oversight of Zebra’s accounting, internal control and auditing functions and activities. In addition, his outsourced manufacturing experience provides him with important expertise with respect to Zebra’s use of contract manufacturers. The Board benefits from Mr. Manire’s telecommunications industry experience and his appreciation for the challenges facing the Company’s operations due to his broad business, operational, accounting and financial knowledge and experience.

FRANK B. MODRUSON
Independent Class II Director (Term Expires 2025) Director since: 2014 Age: 63 Committees: • Audit • Nominating and Governance

Professional Highlights

Mr. Modruson has served as President of Modruson & Associates, LLC, a management consulting firm, since 2015. Mr. Modruson served from 2003 to 2014 as the Chief Information Officer at Accenture, a global leader in strategy, consulting, digital, technology and operations. As CIO, he was responsible for the information technology strategy, applications and infrastructure supporting 281,000 employees. He also chaired Accenture’s Information Technology Steering Committee and was a member of the Accenture Operating Committee and Global Leadership Council. Prior to becoming CIO, Mr. Modruson held other roles at Accenture, including Partner, for 15 years.

Mr. Modruson currently serves on the board of directors of Hy Cite Enterprises, LLC. He is also a volunteer firefighter and serves on the board of directors of the Lyric Opera of Chicago. Most recently, Mr. Modruson served on the board of directors of First Midwest Bancorp, Inc. (Nasdaq: FMBI) until the company was acquired in February 2022. Mr. Modruson also served on the boards of directors of Landauer Corporation (NYSE: LRD) and Forsythe Technology, Inc., both of which were acquired in 2017, as well as Taleris, a joint venture between Accenture and GE Aviation.

In 2010, Mr. Modruson was elected to CIO Magazine’s CIO Hall of Fame. In addition, InfoWorld has named him to its list of Top 25 CTOs, and ComputerWorld has named him one of its Premier 100 CTOs.

Director Qualifications

Mr. Modruson’s technology, strategy and consulting background has provided him with proficiency in cybersecurity and risk-mitigation practices as well as expertise in technology and innovation. The Board benefits from Mr. Modruson’s extensive experience transforming information technology into an asset for Accenture. While serving as an executive, as a public company board member, and in other leadership roles, Mr. Modruson gained significant experience in mergers and acquisitions, business transformation, international business, risk management and corporate governance as well as operations. Mr. Modruson’s technology business transformation expertise will be indispensable as Zebra looks to expand and move into new markets.

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MICHAEL A. SMITH
Lead Independent Director Independent Class II Director (Term Expires 2025) Director since: 1991 Age: 68 Committees: • Audit (until April 22, 2022) • Compensation • Nominating and Governance (Chair)

Professional Highlights

Mr. Smith served as Chairman of Zebra from 2007 to March of 2023 and is now serving as the Company’s Lead Independent Director. Since 2000, he has served as Chairman and Chief Executive Officer of FireVision LLC, a private investment company he founded. Previously, Mr. Smith served in various senior investment banking and mergers and acquisitions roles at NationsBanc Montgomery Securities and its successor entity, Banc of America Securities, LLC, BancAmerica Robertson Stephens, BA Partners, and its predecessor entity, Continental Partners Group, and Bear Stearns.

Mr. Smith is a member of the Board of Directors of SRAM International Corp., a global designer, manufacturer and marketer of premium bicycle components. Mr. Smith is a Board Leadership Fellow of the National Association of Corporate Directors and is also NACD Directorship Certified™. NACD’s Directorship Certification™ provides a tangible assessment of a director’s understanding of knowledge essential to effective corporate governance along with a commitment to continuing education. Mr. Smith recently obtained his CERT certification from Carnegie Mellon’s Software Engineering Institute in Cybersecurity Oversight, thereby bolstering his knowledge of cyber oversight and governance.

Director Qualifications

The Board and the Committees on which Mr. Smith serves benefit from his decades of industry experience, his skills in financial services, including his proficiency in complex financial management, capital allocation and financial reporting processes, as well as his substantial knowledge of Zebra. Mr. Smith’s extensive background, including his experience as Chairman and Chief Executive Officer of FireVision LLC and service on other companies’ boards provided Mr. Smith with experience in overseeing the development and implementation of strategic priorities and business transformations, mergers and acquisitions, international business experience, cybersecurity risk management, as well as risk management and compliance oversight. Additionally, the Board, Nominating and Governance Committee and Compensation Committee benefit from Mr. Smith’s substantial corporate governance and executive compensation experience, including his recently obtained CERT certification from Carnegie Mellon’s Software Engineering Institute in Cybersecurity Oversight, experience overseeing development plans for CEO and senior management, CEO performance evaluations, and CEO succession, conducting board and committee effectiveness assessments, reviewing board and committee composition and leadership, leading board transformation and refreshment, achieving NACD Directorship Certification, and engaging with investors. Mr. Smith offers the Board extensive knowledge in software and technology, including product development, disruptive innovation, new or business model extension, and macro or micro technology trends.

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Committees of the Board

Our business is managed under the direction of our Board of Directors, which is kept advised of Zebra’s business through regular and special meetings of the Board and its committees, written reports and analyses, and discussions with the Chief Executive Officer and other employees.

Our Board has three standing committees — the Audit Committee, the Compensation Committee and the Nominating and Governance Committee — each of which is composed entirely of independent directors. Each of the standing committees operates pursuant to a written charter, which sets forth the committee’s authority, duties and responsibilities. The committees periodically review the adequacy of their respective charters, all of which are available on Zebra’s website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

The Audit Committee, Compensation Committee and Nominating and Governance Committee report regularly to the Board regarding their oversight roles, as further described below. Further, the Board oversees risks and opportunities in connection with Zebra’s sustainability initiatives (including climate and human capital related matters) and related disclosures as further discussed in the Sustainability section on page 26.

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Audit Committee Members: Ross W. Manire (Chair) Linda M. Connly Nelda J. Connors Frank B. Modruson Meetings in 2022: 7

The Audit Committee assists the Board in fulfilling its oversight functions with respect to matters involving financial reporting, independent and internal audit processes, disclosure controls and procedures, internal control over accounting and financial reporting, related-party transactions, risk management, and Zebra’s compliance with legal and regulatory requirements. In particular, the Audit Committee is responsible for:

•

overseeing the integrity of Zebra’s financial statements and internal controls over financial reporting;

•

overseeing the implementation of new accounting standards and any material changes in the accounting principles or practices used in preparing our financial statements;

•

appointing, retaining, compensating, evaluating, terminating, when appropriate, and reviewing the independence of our independent auditor;

•

approving all auditing services and permitted non-audit services to be provided to Zebra by our independent auditor;

•

reviewing and discussing with management and the independent auditor Zebra’s annual and quarterly financial statements;

•

communicating with the independent auditor on matters related to the conduct of the audit and on critical audit matters;

•

overseeing our internal audit function;

•

overseeing, and with management’s recommendations establishing, procedures for (i) the confidential, anonymous receipt, retention and treatment of complaints received by Zebra regarding accounting, internal accounting or financial controls, or auditing matters, and (ii) the confidential, anonymous submission by Zebra employees of concerns regarding questionable accounting, financial or auditing matters;

•

establishing Zebra’s Compliance Committee, and reviewing our Compliance & Ethics Program, including Zebra’s Code of Conduct;

•

reviewing and evaluating Zebra’s cybersecurity, disaster recovery and business continuity programs;

•

reviewing and approving related party transactions and conflicts of interest questions between Board members or senior management and Zebra; and

•

discussing policies and procedures with respect to risk assessment and risk management.

The Audit Committee has the authority to engage outside legal, accounting or other advisors.

Our Board has determined that each member of the Audit Committee meets the independence requirements under Nasdaq listing rules and rules of the Securities and Exchange Commission, and that Ms. Connors and Mr. Manire are “audit committee financial experts” as defined under Securities and Exchange Commission regulations. In addition, as required by Nasdaq listing rules, no member of the Audit Committee has participated in the preparation of financial statements of Zebra or any current subsidiary of Zebra within the past three years. Ms. Connors has attained “financial sophistication” due to her background as a Chief Executive Officer. Mr. Manire has attained “financial sophistication” due to his background as a Chief Executive Officer and Chief Financial Officer.

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Compensation Committee Members: Richard L. Keyser (Chair) Chirantan Desai Janice M. Roberts Michael A. Smith Meetings in 2022: 8

The Compensation Committee assists the Board with its responsibilities regarding the compensation of our Executive Officers and non-employee directors by:

•

generally overseeing Zebra’s compensation and benefit programs and overall compensation governance;

•

reviewing our total compensation philosophy, and Zebra’s implementation of that philosophy, annually to ensure the components align with Zebra’s strategic objectives;

•

reviewing and discussing with management the Compensation Discussion and Analysis;

•

overseeing the administration of Zebra’s short-term and long-term compensation plans as well as benefits;

•

establishing and reviewing policies and procedures for the grant of equity-based awards under Zebra’s compensation plans;

•

overseeing Zebra’s Clawback Policy;

•

determining (or with respect to the Chief Executive Officer, recommending to the Board) the total compensation and terms of employment for Executive Officers, including establishing performance objectives for the Chief Executive Officer;

•

approving Zebra’s peer group for market-competitive compensation purposes;

•

overseeing Zebra’s Stock Ownership Guidelines for the non-employee directors and Executive Officers;

•

overseeing Zebra’s performance management and talent management processes;

•

recommending to the Board the compensation of non-employee directors;

•

seeking the counsel of an independent compensation consultant and other advisors as needed; and

•

using a sound corporate governance approach that balances an appropriate level of risk tolerance with a total compensation philosophy.

Willis Towers Watson served as the Compensation Committee’s independent executive compensation consultant in 2022. The role of Willis Towers Watson in determining executive compensation is described below under Compensation Discussion and Analysis — Overview of Our Executive Compensation Program, beginning on page 52.

Nominating and Governance Committee Members: Michael A. Smith (Chair) Richard L. Keyser Ross W. Manire Frank B. Modruson Meetings in 2022: 5

The Nominating and Governance Committee assists the Board with its responsibilities regarding the Company’s corporate governance practices, Board and committee composition as well as Board performance and refreshment by:

•

overseeing, and advising the Board on, matters of corporate governance, including reviewing and recommending to the Board, where appropriate, revisions to Zebra’s corporate governance practices and policies;

•

reviewing and recommending to the Board the independence of our non-employee directors;

•

overseeing the self-evaluations of the Board and the committees of the Board, and monitoring the self-evaluations of the individual directors, which are coordinated by the chair of the Board;

•

making recommendations to the Board regarding size, members, chairs and functions of the committees of the Board;

•

identifying individuals qualified to serve on the Board and recommending director nominees for election and re-election;

•

establishing criteria for Board membership, taking into consideration Zebra’s strategic objectives and needs;

•

assisting the Board in overseeing engagement efforts with stockholders; and

•

overseeing the onboarding of new directors and continuing director education.

The Nominating and Governance Committee has the authority to retain a search firm to identify director candidates and to engage outside legal counsel or other advisors as needed.

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Director Compensation

Zebra’s director compensation program is designed to attract and retain highly qualified non-employee directors. The annual compensation for our non-employee directors consists of both cash to compensate directors for their services on the Board of Directors and its committees, and equity to align the interests of our directors with those of our stockholders. Decisions regarding our non-employee director compensation are approved by the full Board based on the recommendations of the Compensation Committee. In making such recommendation, the Compensation Committee takes into consideration market data and whether such recommendation aligns with the interests of our stockholders. The Compensation Committee annually reviews non-employee director compensation with Willis Towers Watson, our independent compensation consultant.

In November 2021, the Compensation Committee reviewed market data on both non-employee director compensation and the financial performance of the peer group as well as general industry data and high-tech industry data for companies similar to Zebra. (For more information on the peer group, see Compensation Discussion and Analysis — Our Compensation Approach, beginning on page 54). In addition, the Compensation Committee reviewed data on the cash compensation awarded to the chairs and members of the Board’s standing committees. Using this data, the Compensation Committee determined that the 2022 total mix of compensation for the non-employee directors was slightly lower than the peer group and high-tech market medians. Therefore, the Compensation Committee recommended to the Board and the Board decided to adjust our non-employee director compensation for 2022. The cash retainer for the non-executive chair of the Board was increased by $35,000. The annual cash retainer for the non-employee directors was increased by $10,000. Non-employee directors’ annual equity grant was increased by $20,000. The annual cash retainer for the chair of the Audit Committee was increased by $5,000. The annual cash retainer for the chair of the Compensation Committee was increased by $5,000. The annual cash retainer for the chair of the Nominating Governance Committee was increased by $5,000. The annual cash retainer for members of the Nominating and Governance Committee was increased by $2,500.

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Elements of Director Compensation

Our non-employee director compensation for 2022 was awarded with a combination of cash and equity, as shown below.

Annual cash retainer	• $90,000 for all non-employee directors other than the chair of the Board
Annual cash retainer for the Lead Independent Director	• $190,000
Annual equity retainer	• Target grant date fair value of $220,000 for all non-employee directors • Awarded in the form of fully-vested common stock
Annual cash retainer for committee chairs	• $30,000 for the Compensation Committee chair • $30,000 for the Audit Committee Chair • $15,000 for the Nominating and Governance Committee chair
Annual cash retainer for non-chair committee members	• $15,000 for each Compensation Committee member • $15,000 for each Audit Committee member • $10,000 for each Nominating and Governance Committee member
Additional meeting fees
•

$2,000 for each in-person Board meeting in excess of five in-person Board meetings per year

•

$1,000 for each special Board meeting in excess of two special Board meetings per year

•

$1,500 for the chair and $1,000 for other committee members for each in-person committee meeting in excess of five in-person committee meetings per year, with no additional fee for special committee meetings

Non-employee directors may participate in our non-qualified deferred compensation plan and our group medical and dental plans, and they are reimbursed for expenses incurred in attending Board and committee meetings. Mr. Gustafsson and Mr. Burns do not receive additional compensation for their service as directors.

2022 Non-Employee Director Compensation

In May 2022, the Compensation Committee approved annual equity grants for each of the eight non-employee directors. These awards had a target value of $220,000 but were awarded in the form of 695 shares of fully-vested common stock for each non-employee director with an actual value of $220,120.40.

The following table provides information regarding the compensation of our non-employee directors for 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Linda M. Connly	107,000	220,120	0	325,578
Nelda J. Connors(2)	97,480	275,779	0	371,717
Chirantan Desai	106,000	220,120	0	324,578
Richard L. Keyser	132,000	220,120	0	350,578
Ross W. Manire	131,000	220,120	0	349,578
Frank B. Modruson	117,000	220,120	0	335,578
Janice M. Roberts	107,000	220,120	0	325,578
Michael A. Smith	225,750	220,120	0	444,328
(1)

The amounts in the table represent the aggregate grant date fair value for these awards computed in accordance with Financial Accounting Standards Codification 718, Compensation — Stock Compensation. Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2022, for a discussion of assumptions made in calculating the grant date fair value of these awards.

(2) Ms. Connor’s compensation includes equity granted when she joined the Board in February 2022. She received a pro rata grant for the period from February to May.

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Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth below. Based on that review and discussion, the Compensation Committee has recommended to Zebra’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2022.

Compensation Committee Richard L. Keyser, Chair Chirantan “CJ” Desai Janice M. Roberts Michael A. Smith

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Compensation Discussion and Analysis

Executive Summary

Our Compensation Discussion and Analysis (“CD&A”) focuses on the following:

		Page Reference
Overview of Our Executive Compensation Program	• Compensation Components • Pay-for-Performance and At-Risk Compensation • Role of Our Compensation Committee • Say-on-Pay • Role of the Independent Compensation Consultant	52
Our Compensation Approach	• How We Establish the Peer Group • How 2022 Compensation for the Named Executive Officers Compares to the Peer Group	54
Key Executive Compensation Decisions in 2022	• 2022 Base Salaries • 2022 Annual Cash Incentive Awards • 2022 Long-Term Equity Incentive Awards	55
Restricted Stock that Vested in 2022	• Performance-Vested Restricted Stock • Time-Vested Restricted Stock	61
Performance-Vested Restricted Stock with Performance Period ending December 31, 2022 & Employee Benefits	• Performance-Vested Restricted Stock	62
Our Executive Officer Employment Agreements		63

Named Executive Officers

This CD&A discusses the compensation of the following individuals, who are referred to as our Named Executive Officers based on their roles in 2022 and as of December 31, 2022:

ANDERS GUSTAFSSON	Chief Executive Officer
NATHAN WINTERS	Chief Financial Officer
WILLIAM BURNS	Chief Product & Solutions Officer (CEO effective 3/1/2023)
JOACHIM HEEL	Chief Revenue Officer
CRISTEN KOGL	Chief Legal Officer, General Counsel & Corporate Secretary

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2022 Highlights and Performance

2022 Business Highlights
Business Performance	Acquisitions and Solutions Launches	Sustainability	Human Capital Management
Net Sales of $5.78 billion, non-GAAP income per diluted share of $17.47 and free cash flow of $413 million.	Acquired Matrox Electronics Systems Ltd. imaging business to expand Zebra's machine vision and fixed industrial scanning businesses.	Received validation of science-based targets for 2030 in line with the Paris Climate Accord goal.	Employee engagement score is above industry benchmark.

Completed comprehensive debt refinancing to optimize capital structure providing flexibility for organic and inorganic investment in business as well as return of capital to stockholders, repurchased $751M of shares.

	Announced portfolio of highly accurate integrated RFID portals for asset and workflow management and traceability in industrial and commercial environments.	Department of Energy (DOE) recognition of best practices regarding climate scenario analysis.	Named a top workplace by Forbes, named to Newsweek’s list of America’s Most Trusted companies, received CRN’s 5 star rating for Top Channel Partner Program for 6th year in a row.
Added approximately 500 patents and patent applications, bringing the patent portfolio to over 6,500 patents and patent applications worldwide.

Launched new mobile computing series equipped with latest 5G and Wi-Fi 6E wireless technologies. Also launched series of rugged tablets for Transportation & Logistics and Retail associates for assisted selling, line busting tasks and point of sale capabilities.

		Committed to energy intensity reduction at Zebra sites in partnership with the DOE’s Better Plants program.	Continue to expand inclusion network groups. Made our Inclusive Leadership Workshop mandatory. Also launched The Green Herd, our first employee network dedicated to sustainability.

* $100 invested on 12/31/17 in stock or index, including reinvestment of dividends.
Fiscal year ending December 31.

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

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Value at each year-end of $100 initial investment made on December 31, 2017

	12/17	12/18	12/19	12/20	12/21	12/22
Zebra Technologies Corporation	$100.00	$153.40	$246.09	$370.26	$573.41	$247.02
S&P 500	$100.00	$95.62	$125.72	$148.85	$191.58	$156.89
S&P 500 Information Technology	$100.00	$99.71	$149.86	$215.63	$290.08	$208.30

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

2022 Compensation Highlights

•

Our 2022 Zebra Incentive Plan (“2022 ZIP”), which is our annual cash incentive plan, assessed performance against full year consolidated net sales, adjusted EBITDA and Enterprise Asset Intelligence (“EAI”) Index goals. No individual adjustments were applied in 2022, and financial performance resulted in payments of 77.5% of target for all Named Executive Officers.

•

Performance-vested restricted stock is the majority of our long-term equity offering for our Executive Officers equating to 60% of the mix. Time-vested restricted stock continues to account for 40% of the mix.

•

Performance-vested restricted stock for which the performance period concluded December 31, 2022 were earned at 108% of target as a result of net sales growth and adjusted EBITDA margin achievement.

Compensation Governance Practices

Zebra’s 2022 compensation philosophy included the following objectives:

•

Increasing stockholder value through long-term stock price growth;

•

Maximizing Zebra’s financial performance;

•

Facilitating the delivery of the highest quality goods, services and solutions to our customers;

•

Encouraging our employees to take actions that balance short-term achievements with long-term success without excessive risk;

•

Motivating behavior to attain Zebra’s objectives; and

•

Attracting, retaining, developing and rewarding employees who contribute to our success.

On an ongoing basis, our Compensation Committee reviews whether the Company’s compensation governance practices support the Company’s compensation philosophy, as shown above and further demonstrated in the table below, and are aligned with stockholder interests. The Compensation Committee determined that the Company’s executive compensation philosophy and components continued to be appropriate. Stockholders continue to be supportive of our compensation structure and its alignment of pay with performance. This was conveyed by 90.29% of votes cast at Zebra’s 2022 Annual Meeting in support of our executive compensation program.

Further, as part of our stockholder engagement program, members of our senior management and Board engaged with our stockholders to understand their views on our compensation structure and its alignment with our strategy (see Stockholder Engagement on page 25 for additional information). Based on feedback from our stockholders and following our annual review of all components of the compensation program, after increasing the percentage of performance-vested restricted stock to 60% of equity awarded to Executive Officers, our Compensation Committee maintained that percentage in 2022. As further discussed in 2022 Long-Term Equity Incentive Awards on page 58.

Also, as part of our stockholder engagement program, we have proactively sought feedback on investor views on the incorporation of sustainability metrics in the compensation program. The Compensation Committee and Board have extensively discussed the incorporation of ESG metrics to ensure thoughtful and rigorous changes. Zebra has also begun tracking new ESG metrics for evaluation and potential future incorporation within the compensation program.

Our Compensation Committee believes that the current structure of our compensation program adequately aligns compensation with stockholders’ long-term interests, balancing profitability, growth and the ability to attract and retain talent, and therefore maintained our overall program structure in 2022.

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WHAT WE DO	WHAT WE DON’T DO
A significant portion of executive pay is at-risk because it is based on performance and ultimately may not be earned and paid out	We expressly forbid option and stock appreciation rights repricing without stockholder approval
We align compensation with stockholder interests by linking incentive compensation to Zebra’s overall performance	We expressly forbid exchanges of underwater options or stock appreciation rights for cash
We review competitive compensation data and individual performance when determining each Section 16 Officer’s compensation	We do not provide significant perquisites
We have robust Stock Ownership Guidelines for our Section 16 Officers and non-employee directors	We do not guarantee salary increases or non-performance- based bonuses
We require Section 16 Officers and non-employee directors to retain at least 50% of vested equity awards or exercisable stock appreciation rights until Stock Ownership Guidelines are met	We do not offer excise tax gross-ups
We consider, and attempt to mitigate, risk in our compensation program	Our Insider Trading Policy expressly prohibits hedging, pledging and short selling Zebra securities
We use an independent compensation consultant
We have “double-trigger” accelerated vesting of equity awards, which requires both a change in control and an involuntary termination
We conduct an annual talent management review, including succession planning
We have a Clawback Policy applicable to all Section 16 Officers

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Overview of Our Executive Compensation Program

Compensation Components

Our executive compensation program includes three components: base salary, annual incentive and long-term equity incentive. Each component serves a particular purpose, so each is considered independently, but the three components combined provide a holistic total executive compensation approach. The Compensation Committee does not follow a pre-established formula to allocate total compensation among the various pay components.

For 2022, the Compensation Committee determined each Named Executive Officer’s compensation level by reviewing market data for each individual compensation component. Base salary, annual incentive, long-term equity incentive, and total compensation for our Named Executive Officers are compared to market data as further discussed in Our Compensation Approach on page 54. Actual compensation awarded varies based upon the attainment of financial and individual performance goals, as well as each Executive’s position, responsibilities and overall experience. For more information on individual performance goals, see Performance Management Process and Individual Adjustments on page 57. We align pay with performance, paying above target when Zebra surpasses target performance goals or an Executive’s individual performance exceeds expectations.

The following table describes the purpose of each compensation component and how that component is related to our pay-for-performance approach and budget.

Compensation Component	Purpose of Compensation Component	Compensation Component in Relation to Performance
Base salary	To attract and retain Executives by compensating them for the primary functions and responsibilities of the position.	Benchmark to peer group; an Executive’s individual performance and displayed skills and competencies are taken into consideration when determining base salary.
Annual cash incentive awards	To attract, retain, motivate and reward Executives for achieving or surpassing key target performance goals at the Company, business unit and individual level.	Benchmark to peer group; financial and individual performance determines the actual amount of the Executive’s annual cash incentive award.
Long-term equity awards	To attract, retain, motivate and reward top talent to increase stockholder value.	Benchmark to peer group; an Executive’s past performance and contribution to long-term strategy determine the amount of equity granted.

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Pay-for-Performance and At-Risk Compensation

Our Executive Officers are responsible for driving the Company’s achievement of its long-term strategic goals, and their compensation is weighted toward rewarding long-term value creation for stockholders.

Our emphasis on creating long-term stockholder value is illustrated in the following charts, which show that target long-term equity compensation accounts for the largest percentage of the Named Executive Officers’ overall compensation for 2022. In addition, a majority of the Named Executive Officers’ compensation — consisting of long-term equity and short-term incentive compensation combined — is performance-based or “at risk.”

CEO	Other NEOs

Role of Our Compensation Committee

The Compensation Committee consists entirely of independent directors, none of whom have ever been employed by Zebra. As further described above under Committees of the Board on page 42, the Compensation Committee assists the Board by overseeing Zebra’s compensation and benefit programs, particularly as those programs apply to our Named Executive Officers and non-employee directors. With input from the Chief Executive Officer, the Compensation Committee makes final decisions regarding all aspects of compensation for our Named Executive Officers other than the Chief Executive Officer. The Compensation Committee recommends a compensation package and the related performance targets for the Chief Executive Officer for final approval by all of the independent directors.

Say-on-Pay

Zebra holds an annual stockholder advisory vote on the compensation of our Named Executive Officers. At our 2022 Annual Meeting, the say-on-pay proposal regarding 2021 compensation was approved by 90.29% of the votes cast. Members of management and the Board seek stockholder feedback on compensation related topics to obtain a better understanding of our stockholders’ views of our compensation practices. Generally, feedback from stockholders this year regarding our compensation practices was positive. For more information on our stockholder engagement program, see Stockholder Engagement on page 25.

Our Board, Compensation Committee and Executive Officers regularly consider changes to our total compensation program to ensure it remains aligned with Zebra’s business strategy and stockholder expectations.

Role of the Independent Compensation Consultant

The Compensation Committee engaged Willis Towers Watson (“WTW”) as its independent executive compensation consultant for 2022. In that capacity, WTW provided competitive peer group and executive compensation data, analysis and guidance to help the Compensation Committee:

•

establish a peer group;

•

use benchmark compensation surveys;

•

set Executive Officer and non-employee director compensation;

•

develop the design of our executive compensation program; and

•

review performance and determine payouts with respect to performance-based awards.

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In 2022, we paid WTW $344,996 in fees related to recommending the amount or form of executive and director compensation, and $263,925 in additional fees primarily related to services provided to assist Zebra with frontline worker pay review and pay equity reviews. The determination to engage WTW for its additional services was recommended by management and approved by the Compensation Committee.

The Compensation Committee annually assesses WTW’s independence pursuant to relevant Securities and Exchange Commission and Nasdaq rules. To that end, the Compensation Committee received a letter from WTW addressing WTW’s independence and concluded that no conflict of interest exists that would prevent WTW from providing independent advice.

Our Compensation Approach

In designing and implementing our total compensation program for 2022, the Compensation Committee was guided by peer group market data as well as market data from technology industry surveys and broad-based surveys provided by WTW.

How We Establish the Peer Group

In July 2021, the Compensation Committee asked WTW to review Zebra’s peer group and to make recommendations regarding changes. In response, WTW compiled financial and business characteristics (as further described below) of publicly traded companies WTW viewed as comparable to Zebra, including all of the companies in the peer group used for 2021 executive compensation.

In compiling the recommended peer group, WTW first determined the universe of potential peers using the following criteria:

•

Industry Classification Research — review of all U.S.-based publicly-listed companies within the Global Industry Classification Standards (“GICS”) for the Technology Hardware and Equipment, Software and Services, Semiconductors and Semiconductor Equipment and Healthcare Equipment and Services;

•

Peers-of-Peers Analysis — review of companies that identify Zebra as a peer and a review of companies that are disclosed as peers to companies in Zebra’s peer group; and

•

Zebra’s 2021 ISS and Glass Lewis Peer Groups — review of proxy advisors’ 2021 Zebra peer groups for overall reasonableness and relevance.

The Compensation Committee then reviewed the following company-specific information provided by WTW for the proposed peer group:

•

business model, industry, cost structures and levels of complexity;

•

size of the organization, including in terms of revenue (all 18 companies had 2020 revenue of between 50% and 200% of Zebra’s 2020 revenue of $4.74 billion), and whether the companies were currently in the S&P 500;

•

whether the proposed peer group member competes with Zebra for talent;

•

stockholder profile (i.e., whether the proposed peer group member is considered a reasonable investment alternative and attracts stockholders with similar risk/return expectations);

•

market capitalization; and

•

whether the proposed peer group member creates products or solutions of a technical nature.

For 2022, WTW recommended removing two companies and adding one company to the peer group used in 2021. The Compensation Committee reviewed the proposal and supporting data, and agreed to remove two companies (Itron, Inc. and Lam Research Corporation) and include the proposed addition (ServiceNow, Inc.). Based on these changes, the Compensation Committee approved the companies shown below as the peer group for purposes of evaluating and determining 2022 executive compensation. Zebra’s revenue was at the 45th percentile of the revised peer group; market capitalization was at 58th percentile.

Zebra’s Peer Group for 2022 Compensation Purposes
Agilent Technologies, Inc.	CommScope Holding Company Inc.	Motorola Solutions, Inc.
Analog Devices, Inc.	Diebold Nixdorf, Inc.	NCR Corporation
Autodesk, Inc.	Insight Enterprises Inc.	NetApp, Inc.
Avaya Holdings Corp.	Juniper Networks, Inc.	Rockwell Automation, Inc.
Ciena Corporation	Keysight Technologies, Inc.	ServiceNow, Inc.
Citrix Systems, Inc.	KLA Corporation	Trimble Inc.
CommScope Holding Company, Inc.

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How 2022 Compensation for the Named Executive Officers Compares to the Peer Group

For 2022 compensation purposes, WTW presented the Compensation Committee with data regarding compensation for executive officer positions, including our Named Executive Officers’ positions. WTW compiled this information from 2020 compensation data from our 2021 peer group, a general industry survey (conducted by WTW for other purposes) of over 400 companies, a high-technology industry survey (conducted by Radford for other purposes) of 90 high-technology companies with annual revenues between $2.37 billion and $9.49 billion. WTW compiled compensation data for base salaries, target annual cash incentive awards, target long-term equity awards and total target direct compensation for individual executive officer positions. Using this data, the Compensation Committee confirmed that the 2022 compensation packages for the Named Executive Officers are at an appropriate level in comparison to the market and based on each Named Executive Officer’s performance.

Key Executive Compensation Decisions in 2022

To establish the compensation of the Named Executive Officers for 2022, the Compensation Committee and Mr. Gustafsson (who made recommendations regarding Named Executive Officers other than himself) reviewed competitive compensation data of the peer group, market data from technology industry surveys and broad-based surveys and each Named Executive Officer’s historical compensation.

The 2022 compensation packages for the Named Executive Officers are described below.

2022 Base Salaries

For 2022, based on the Company’s strong performance over a sustained period of time, market compensation data and our Named Executive Officers’ individual performance, Mr. Gustafsson recommended increases in the base salaries of the other Named Executive Officers effective as of March 15, 2022. The Compensation Committee discussed Mr. Gustafsson’s recommendations and approved the recommended base salary adjustments for 2022. The Compensation Committee recommended to the Board, and the Board approved, to maintain Mr. Gustafsson’s 2022 base salary and increase his 2022 equity award as further discussed in 2022 Long-Term Equity Incentive Awards on page 58.

Our Named Executive Officers’ annual base salaries appear in the following table:

Named Executive Officer	2021 Salary	2022 Salary	Percentage Increase
Anders Gustafsson	$1,200,000	$1,200,000	0%
Nathan Winters	$550,000	$600,000	9%
William Burns	$606,543	$667,197	10%
Joachim Heel	$559,805	$600,000	7%
Cristen Kogl	$547,529	$580,381	6%

2022 Annual Cash Incentive Awards

Target Awards

The 2022 ZIP provides for an annual cash incentive award based on the achievement of pre-determined financial performance goals. All Named Executive Officers participated in the 2022 ZIP.

For each Named Executive Officer, the Compensation Committee (or, in the case of Mr. Gustafsson, the Board) establishes a target annual cash incentive award, which is set as a percentage of base salary. The Compensation Committee discussed each Executive’s performance with Mr. Gustafsson and compared each Executive’s target annual incentive — both the percentage of base salary and the absolute dollar amount — to the market.

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The 2022 target annual and maximum incentive percentages for Named Executive Officers were established as follows:

Named Executive Officer	2021 Target Annual Cash Incentive*	2021 Maximum Annual Cash Incentive*+	2022 Target Annual Cash Incentive*	2022 Maximum Annual Cash Incentive*
Anders Gustafsson	135%	270%	135%	270%
Nathan Winters	80%	160%	100%	200%
William Burns	100%	200%	100%	200%
Joachim Heel	85%	170%	100%	200%
Cristen Kogl	80%	160%	80%	160%
* Expressed as a percentage of the Executive’s base salary earned during the calendar year.
Annual Cash Incentive Plan Performance Metrics

Our 2022 ZIP incentivizes and rewards for achievements against full-year financial goals.

For the 2022 ZIP, the Compensation Committee selected the three financial performance metrics listed below. The performance goals for the 2022 ZIP were measured on an annual basis, generally consistent with prior years and excluding the financial impact of businesses acquired in 2022:

1.

2022 consolidated net sales

2.

2022 “Adjusted EBITDA,” defined as earnings before interest income and expense, taxes, depreciation, amortization and other income/expense, adjusted to remove equity-based compensation expense, adjustments for purchase accounting and certain non-recurring charges

3.

2022 “Enterprise Asset Intelligence (EAI) Index,” defined as a measure of Zebra’s sales of EAI offerings and is based on sales of specific EAI-related solutions

The consolidated net sales, Adjusted EBITDA and EAI Index metrics were selected to encourage Executives to focus on profitable sales growth for Zebra’s business. These metrics balance both short and long-term decisions, focusing our Executives on maintaining profitability in our core business while expanding into new markets, such as fixed industrial scanning, machine vision, intelligent automation and retail execution. The EAI Index was added in 2019 to encourage Executives to focus on Zebra’s long-term strategic goal of driving our EAI vision and securing our market position in EAI offerings and specific EAI related solutions.

The Compensation Committee fixed the following threshold, target and maximum performance goals for each metric based on the 2022 business plan.

Performance Goal	Performance Threshold	Performance Target	Performance Maximum
Net Sales	92.5% of net sales target	100.0% of net sales target	105.0% or more of net sales target
Adjusted EBITDA	80.0% of Adjusted EBITDA target	100.0% of Adjusted EBITDA target	112.5% or more of Adjusted EBITDA target
EAI Index	75.0% of EAI Index target	100.0% of EAI Index target	115.0% or more of EAI Index target
Associated payout	50% of target	100% of target	200% of target

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2022 Financial Performance Results and Payout Percentage

The table below shows Zebra’s performance for the three ZIP metrics and the corresponding funding for the Named Executive Officers. The Actual Performance Achievement excludes the financial impact of businesses acquired in 2022.

Performance Goal
Net Sales	Actual Performance Achievement	$5,725.0 million, or 96.7% of net sales performance target
	Payout Percentage	78.0% of target incentive
Adjusted EBITDA	Actual Performance Achievement	$1,218.6 million, or 87.7% of Adjusted EBITDA performance target
	Payout Percentage	69.2% of target incentive
EAI Index	Actual Performance Achievement	$375.0 million, or 98.7% of EAI Index performance target
	Payout Percentage	97.4% of target incentive

The payouts on these individual metrics are converted to a ZIP payout percentage as follows:

ZIP payout (percentage of target) =	(Annual Net Sales Performance x 30%) + (Annual Adjusted EBITDA Performance x 50%) + (Annual EAI Index Performance x 20%)

Applying this formula to Zebra’s actual performance results lead to a ZIP payout for 2022 of 77.5% of target for our Named Executive Officers, as shown below:

77.5% =	(78.0% x 30%) + (69.2% x 50%) + (97.4% x 20%)

Performance Management Process and Individual Adjustments

The amounts the Named Executive Officers would earn based on payout percentage shown above can be modified by the Board (for Mr. Gustafsson) or the Compensation Committee (for the other Named Executive Officers) due to performance against individual goals (“Individual Performance Adjustment”). An Individual Performance Adjustment may be made to reduce annual incentive payouts if a Named Executive Officer fails to meet expectations, or increase annual incentive payouts if a Named Executive Officer exceeds expectations. When determining whether such Individual Performance Adjustment is warranted, the Compensation Committee (and the Board for Mr. Gustafsson) looks to our annual performance management process and the results of our annual talent management review.

Each year, the Chief Executive Officer presents an overall talent management review to the Board, discussing the past performance and future potential of each Executive Officer and certain of their direct reports. This review includes a discussion of key skills, competencies, developmental opportunities and succession plans.

In determining the 2022 individual performance goals, the Compensation Committee (and the Board for Mr. Gustafsson) considered each Named Executive Officer’s prior performance and Zebra’s expectations for the business initiatives under each Executive’s purview. Performance evaluations also may take into account factors such as satisfaction of daily responsibilities, particular or general contributions to Zebra’s overall management and whether the Named Executive Officer demonstrates Zebra’s corporate values.

The Compensation Committee (and the Board for Mr. Gustafsson) conducted final evaluations for 2022 in early 2023 and determined no Individual Performance Adjustments were warranted.

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2022 Annual Incentive Payouts

Based on the performance and payout calculations shown above, the Named Executive Officers received the following annual cash incentive payments for 2022:

2022 ANNUAL CASH INCENTIVE AWARDS FOR THE NAMED EXECUTIVE OFFICERS

Named Executive Officer	Actual Award As a Percent of Eligible Compensation	Actual Award
Anders Gustafsson	77.5%	$1,255,500
Nathan Winters	77.5%	$457,548
William Burns	77.5%	$508, 038
Joachim Heel	77.5%	$459,010
Cristen Kogl	77.5%	$355,919

2022 Long-Term Equity Incentive Awards

Form of Awards

The Compensation Committee believes it is important that all of our Executive Officers are motivated to create stockholder value over a long-term investment horizon. To that end, Zebra granted two forms of long-term equity to the Named Executive Officers:

1.

time-vested restricted stock, which vests ratably over three years; and

2.

performance-vested restricted stock, which is earned (or not) based on Zebra’s results on two financial measures during and over a three-year performance period and cliff vests three years after grant.

These equity awards, which are described in more detail below, were divided as follows (based on the value of the equity award grant) for 2022:

Each year the Compensation Committee reviews the allocation of awards among the equity vehicles to ensure alignment with Zebra’s stockholders and to reflect current compensation practices. Based on feedback from our stockholders and following its annual review of all components of the compensation program, our Compensation Committee maintained its elimination of the use of stock appreciation rights and kept the mix of performance-vested restricted stock to 60% for Executive Officers. Time-vested restricted stock continued to account for 40% of the mix.

Target Awards

For the Named Executive Officers other than the Chief Executive Officer, each year the Compensation Committee sets long-term equity awards with a target value at the grant date. In March 2022, the Compensation Committee utilized market data information for Executive Officers as well as Mr. Gustafsson’s recommendations to set the long-term equity awards granted in 2022.

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The Board establishes Mr. Gustafsson’s target annual long-term equity award based upon the recommendation of the Compensation Committee. To formulate that recommendation for 2022, the Compensation Committee consulted with WTW and considered factors similar to those considered when determining target equity awards for the other Named Executive Officers. Based on the Board’s desire to shift a higher proportion of Mr. Gustafsson’s compensation to being performance based, the Compensation Committee recommended to the Board, and the Board approved, a 2022 equity award to Mr. Gustafsson having a total value at grant date equal to $12,000,000, an increase from his 2021 equity award of $9,250,000.

The 2022 long-term incentive awards to the Named Executive Officers were granted effective May 5, 2022. When calculating the number of shares of performance-vested restricted stock and time-vested restricted stock, the actual number of shares was set by dividing the value of the equity award grant by $367.87, the closing price of our common stock on the day prior to the grant date, without any adjustment for the restricted nature of the shares.

The following table shows target grant date fair value of long-term equity awarded to each Named Executive Officer in 2022, and how that award was divided among the two types of equity.

Named Executive Officer	Total Value of the Equity Award Grant	Target Shares of Performance- Vested Restricted Stock	Shares of Time-Vested Restricted Stock
Anders Gustafsson	$12,000,000	19,573	13,049
Nathan Winters	$2,500,000	4,078	2,719
William Burns	$3,000,000	4,894	3,263
Joachim Heel	$2,250,000	3,670	2,447
Cristen Kogl	$2,000,000	3,263	2,175
Performance-Vested Restricted Stock

The performance-vested restricted stock granted in 2022 will vest on May 5, 2025. These equity awards have a three-year performance period ending on December 31, 2024, and a payout based on two performance metrics:

•

compound average growth (“CAGR”) in net sales (weighted 60%), and

•

adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) margin (weighted 40%).

We believe these two metrics to be meaningful drivers of the value we create for stockholders. The net sales CAGR metric incentivizes and rewards Executives for growth of Zebra’s revenue consistently over a three-year period. The adjusted EBITDA margin percentage performance goal encourages Executives to focus on long-term profitable sales growth for Zebra’s business while meeting or exceeding a target adjusted EBITDA margin percentage that we believe will create value for our stockholders. This differs from the adjusted EBITDA metric used in the ZIP, which is focused on absolute adjusted EBITDA generated, while this metric is focused on our adjusted EBITDA margin percentage, which looks at how profitable we are in generating EBITDA relative to revenue.

For each of these metrics, the Compensation Committee set three annual goals (for 2022, 2023 and 2024) and a cumulative three-year goal. The Named Executive Officers may earn shares based on Zebra’s results for each of the three years in the performance period, or based on Zebra’s results as of the end of the performance period, whichever is greater. We believe this approach focuses on the fundamentals our Executives control to drive stockholder value and promotes management’s focus on sustained year-over-year performance while also maintaining a longer-term focus on Company growth and performance. In addition, the combination of time horizons promotes employee retention and employee engagement. In the event of an unanticipated business or economic downturn, the annual banking component, as discussed in the below chart, provides employees with the ability to maintain recognition for years of strong performance and helps sustain employee engagement throughout the aggregate performance period if performance achievements are not consistent.

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HOW PERFORMANCE-VESTED RESTRICTED STOCK ACCRUES

Three annual performance targets	OR	Cumulative three-year performance target*
20% of the target number of shares will be “banked” each year if Zebra achieves the applicable annual performance target for net sales CAGR, for a possible total of 60%

60% of the target number of shares will vest if Zebra achieves the performance target for 2024 net sales CAGR over 2021 net sales

•

30% target shares vest for threshold performance (60% target shares for net sales CAGR multiplied by 50% threshold performance)

•

120% target shares vest for maximum performance or better (60% target shares for net sales CAGR multiplied by 200% maximum performance)

•

No shares vest for performance below threshold

13.3% of the target number of shares will be “banked” each year if Zebra achieves the applicable annual adjusted EBITDA margin performance target, for a possible total of 40%

40% of the target number of shares will vest if Zebra achieves the 2023 adjusted EBITDA margin performance target

•

20% target shares vest for threshold performance (40% target shares for adjusted EBITDA margin multiplied by 50% threshold performance)

•

80% target shares vest for maximum performance or better (40% target shares for adjusted EBITDA margin multiplied by 200% maximum performance)

•

No shares vest for performance below threshold

* Performance in 2023 in between the stated performance levels will be interpolated on a straight-line basis.

The performance targets for 2022, 2023 and 2024 were set based upon management’s net sales CAGR and adjusted EBITDA margin forecasts when preparing the 2022 annual plan. The 2024 cumulative net sales CAGR performance threshold is 1.5% below the 2024 net sales CAGR performance target, and the 2024 cumulative net sales CAGR performance maximum is 1.5% above the performance target. The 2024 adjusted EBITDA margin performance threshold is 1.5% below the 2024 adjusted EBITDA margin performance target, and the 2024 adjusted EBITDA margin performance maximum is 1.0% above the performance target.

The number of shares of performance-vested restricted stock that could vest for each of the Named Executive Officers is shown below.

RANGE OF POTENTIAL VESTING OF 2022 PERFORMANCE-VESTED RESTRICTED STOCK

Named Executive Officers	Fail to Meet Threshold Sales CAGR and Adjusted EBITDA Margin	Attain Threshold Adjusted EBITDA Margin only	Attain Target Sales CAGR and Adjusted EBITDA Margin	Attain Maximum Sales CAGR and Adjusted EBITDA Margin
Anders Gustafsson	0	3,915	19,573	39,146
Nathan Winters	0	816	4,073	8,156
William Burns	0	979	4,894	9,788
Joachim Heel	0	734	3,670	7,340
Cristen Kogl	0	653	3,263	6,526
Time-Vested Restricted Stock

To provide a significant long-term perspective and retention incentive, the Compensation Committee determined that the time-vested restricted stock granted in 2022 to all of the Named Executive Officers will vest one-third on each of the first three anniversaries of the grant date.

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Restricted Stock that Vested in 2022

Performance-Vested Restricted Stock Granted in 2019

On May 2, 2019, Zebra granted the Named Executive Officers performance-vested restricted stock with a three-year performance period ending December 31, 2021. The 2019 performance-vested restricted stock vested on May 2, 2022 and was earned at maximum of 180% of target, reflecting actual performance exceeding the maximum performance goals for both the net sales and adjusted EBITDA margin metrics. This reflects our strong performance during the three-year performance period. From the May 2, 2019 grant date until the vesting date on May 2, 2022, the stock price rose from $205.12 per share to $379.57 per share. The threshold performance targets and actual performance targets are set forth below:

	Threshold	Target	Maximum	Actual
2019 to 2021 Net Sales 3-Year Compound Annual Growth Rate (CAGR)	2.0%	3.5%	5.0%	10.1%
2021 adjusted EBITDA margin	20.5%	21.5%	22.5%	23.0%

Set forth below is the number of shares of performance-vested restricted stock that vested for each Named Executive Officer, including the value of the shares on the vesting date.

Named Executive Officers	Target Number of Shares Granted in 2019	Grant Date Fair Value of Award	Number of Shares Vested	Value of Shares on Date of Vesting
Anders Gustafsson	14,626	$3,000,085	26,326	$9,992,560
Nathan Winters	263	$53,947	473	$179,537
William Burns	2,731	$560,183	4,915	$1,865,587
Joachim Heel	2,048	$420,086	3,686	$1,399,095
Cristen Kogl	1,414	$290,040	2,545	$966,006

Time-Vested Restricted Stock

•

On May 2, 2019, Zebra granted the Named Executive Officers time-vested restricted stock with annual vesting in one-third increments on each anniversary of the grant date in 2020, 2021 and 2022. During the three-year period from May 2, 2019 until May 2, 2022, Zebra’s stock price rose from $205.12 per share to $379.57 per share.

•

On April 30, 2020, Zebra granted the Named Executive Officers time-vested restricted stock with annual vesting in one-third increments on each anniversary of the grant date in 2021, 2022 and 2023. During the two-year period from April 30, 2020 until April 30, 2022, Zebra’s stock price rose from $244.97 per share to $369.66 per share.

•

On November 5, 2020, Zebra granted Mr. Winters time-vested restricted stock in connection with his appointment to Acting Chief Financial Officer with annual vesting in one-third increments on each anniversary of the grant date in 2021, 2022 and 2023. During the two-year period from November 5, 2020 until November 5, 2022, Zebra’s stock price fell from $329.18 per share to $230.56 per share.

•

On December 16, 2020, Zebra granted Ms. Kogl time-vested restricted stock in connection with the assumption of additional functional responsibilities, with annual vesting in one-third increments on each anniversary of the grant date in 2021, 2022 and 2023. During the two-year period from December 16, 2020 until December 16, 2022, Zebra’s stock price fell from $383.45 per share to $248.92 per share.

•

On February 16, 2021, Zebra granted Mr. Winters time-vested restricted stock in connection with his appointment as Chief Financial Officer, with annual vesting in one-third increments on each anniversary of the grant date in 2022, 2023 and 2024. During the one-year period from February 16, 2021 until February 16, 2022, Zebra's stock price fell from $477.74 per share to $430.97 per share.

•

On May 6, 2021, Zebra granted the Named Executive Officers time-vested restricted stock with annual vesting in one-third increments on each anniversary grant date in 2022, 2023, 2024. During the one-year period from May 6, 2021 until May 6, 2022, Zebra’s stock price fell from $482.42 per share to 342.59 per share.

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The table below shows the number of shares of time-vested restricted stock earned by each Named Executive Officer in 2022, and the value of those shares on the vesting date.

TIME-VESTED RESTRICTED STOCK

Named Executive Officers	Grant Date Fair Value of Award	Number of Shares Vested	Value of Shares on Date of Vesting
Anders Gustafsson	$3,299,830	11,786	$4,335,943
Nathan Winters	$324,276	861	$380,846
William Burns	$700,438	2,391	$875,669
Joachim Heel	$540,412	1,848	$676,798
Cristen Kogl	$376,669	1,060	$369,370

Performance-Vested Restricted Stock with Performance Period ending December 31, 2022

On April 30, 2020, Zebra granted the Named Executive Officers performance-vested restricted stock with a three-year performance period ending December 31, 2022. The 2020 performance-vested restricted stock will vest on April 30, 2023 and shall earn at 108% of target, reflecting actual performance exceeding the maximum performance goal for net sales but not for adjusted EBITDA margin. The threshold performance targets and actual performance targets are set forth below:

	Threshold	Target	Maximum	Actual
2020 to 2022 Net Sales 3-Year Compound Annual Growth Rate (CAGR)	3.5%	5.0%	6.5%	8.8%
2022 adjusted EBITDA margin	21.5%	23.0%	24.0%	21.4%

Set forth below is the number of shares of performance-vested restricted stock that vested in 2023 for each Named Executive Officer from their 2020 award.

Named Executive Officers	Target Number of Shares Granted in 2020	Grant Date Fair Value of Award	Number of Shares Vested	Percentage Payout
Anders Gustafsson	13,063	$3,200,043	14,108	108%
Nathan Winters	375	$91,876	405	108%
William Burns	2,531	$620,019	2,733	108%
Joachim Heel	2,042	$500,229	2,205	108%
Cristen Kogl	1,592	$389,992	1,719	108%

Employee Benefits

Zebra’s employee benefits are designed to align generally with the market median for such programs.

Our Named Executive Officers are eligible to participate in various benefit programs offered generally to Zebra’s U.S. salaried employees, such as our health plans and group disability and life insurance plans. We provide a 401(k) plan to eligible employees with a Company match, as well as a non-qualified deferred compensation plan for highly compensated employees with no Company contributions. We do not provide other long-term compensation plans, supplemental executive retirement plans or a defined benefit pension plan. In addition, our Executive Officers are eligible for an annual executive health screening as well as reimbursement for identity theft protection. We do not provide our executives with any unique perquisites or compensation plans except in limited circumstances.

Zebra provides a supplemental executive disability policy to replace the difference between what the group disability policy provides and the 60% earnings replacement cap under the group policy. Zebra pays for this coverage and reimburses covered Executives to the extent they are taxed on this benefit.

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Our Executive Officer Employment Agreements

Each Executive Officer has an employment agreement that addresses matters such as compensation and termination of employment and includes confidentiality, non-competition and non-solicitation provisions. These agreements are discussed in more detail under Executive Compensation — Potential Payments upon Termination of Employment or Change in Control starting on page 71. We believe that having employment agreements helps us attract effective and high-caliber Executive Officers by providing them a minimum level of total compensation.

The employment agreements provide appropriate assurance for Executives concerned about a potential termination of employment in connection with a change in control. Specifically, we believe the severance amounts reflected under Executive Compensation — Potential Payments upon Termination of Employment or Change in Control are fair and reasonable in order to allow the Named Executive Officers to transition from Zebra with minimal disruption to our overall business. Moreover, we believe that, in the event of a change in control, these severance payments will help secure the continued employment and dedication of our Executive Officers, notwithstanding any concern they may have regarding their own employment.

The components of total compensation reflected in the employment agreements are reviewed annually by the Compensation Committee as described in this CD&A. All other provisions of the employment agreements are established when an employee is appointed as an Executive Officer and are reviewed and updated on an as-needed basis.

We believe the confidentiality, non-compete or non-solicitation provisions, where applicable, align with our desire to protect Zebra and our stockholders from negative actions that could be caused by an Executive Officer who joins a competitor or otherwise engages in activities that could result in competitive harm to Zebra or our customers. Zebra’s equity agreements with its Executive Officers are subject to Zebra’s Clawback Policy and contain restrictive covenant provisions that also contain clawback provisions for violation of such covenants.

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Executive Compensation

The following table summarizes the compensation earned during 2022, 2021 and 2020 by our Chief Executive Officer, Chief Financial Officer, and our three other most highly compensated Executive Officers as of December 31, 2022. We refer to these five Executive Officers as the Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option/SAR Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Anders Gustafsson Chief Executive Officer	2022	1,200,000	0	12,000,000	0	1,255,500	203,243	14,658,743
	2021	1,200,000	0	9,250,404	0	2,912,760	226,452	13,589,616
	2020	1,093,846	0	6,400,086	1,600,014	781,725	202,056	10,077,727
Nathan Winters Chief Financial Officer	2022	600,000	0	2,500,000	0	457,548	29,390	3,587,720
	2021	537,760	0	1,550,212	0	771,996	16,458	2,876,426
	2020	363,875	0	333,834	45,933	83,042	12,848	839,532
William Burns Chief Product & Solutions Officer	2022	667,197	0	3,000,000	0	508,038	56,935	4,232,170
	2021	557,659	0	2,300,661	0	1,071,008	82,806	4,012,134
	2020	514,386	0	1,240,038	310,006	249,981	52,980	2,367,391
Joachim Heel Chief Revenue Officer	2022	600,000	0	2,250,000	0	459,010	111,428	3,420,438
	2021	548,061	0	1,750,702	0	840,208	88,263	3,227,234
	2020	480,909	0	1,000,458	250,007	205,882	49,968	1,987,224
Cristen Kogl Chief Legal Officer, General Counsel & Corporate Secretary	2022	580,381	0	2,000,000	0	355,919	70,738	3,007,038
	2021	531,048	0	1,600,187	0	767,302	32,436	2,930,973
	2020	442,366	0	880,064	195,015	189,786	31,440	1,738,671
(2)

The amounts reflect the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Codification Topic 718, Compensation — Stock Compensation, of restricted stock and stock appreciation rights. The amounts included in this column include the grant date fair value of time-vested restricted stock and stock appreciation rights, as well as performance-vested restricted stock, which is calculated based on the probable satisfaction of the performance conditions for such awards. If the highest level of performance is achieved for the performance-vested restricted stock granted in 2022, the grant date fair value of such stock awards would be as follows: Mr. Gustafsson — $14,400,639; Mr. Winters — $3,000,348; Mr. Burns — $3,600,712; Mr. Heel — $2,700,166; and Ms. Kogl — $2,400,720. Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of assumptions made in calculating the aggregate grant date fair value of these awards.

(3)

Zebra stopped awarding stock appreciation rights to our Named Executive Officers after 2020.

(4)

The amounts in this column reflect the annual incentive compensation earned under the 2022 Zebra Incentive Plan.

(5)

All other compensation for 2022 consists of 401(k) matching contributions (Mr. Gustafsson — $12,200; Mr. Winters — $12,200; Mr. Burns — $12,200; Mr. Heel — $12,200; and Ms. Kogl — $12,200); life insurance premiums (Mr. Gustafsson — $1,080; Mr. Winters — $972; Mr. Burns — $1,080; Mr. Heel — $973; and Ms. Kogl — $940); a tax reimbursement in connection with income recognized for long-term disability premiums paid by Zebra (Mr. Gustafsson — $83,982; Mr. Winters — $2,307; Mr. Burns — $22,011; Mr. Heel — $19,659; and Ms. Kogl — $8,850); Zebra paid executive long-term disability insurance premiums (Mr. Gustafsson — $105,594; Mr. Winters — $2,119; Mr. Burns — $21,644; Mr. Heel — $19,992; and Ms. Kogl — $11,127); a tax reimbursement in connection with the executive health screenings paid by Zebra (Mr. Winters — $5,129; Mr. Heel — $12,898; and Ms. Kogl — $16,666); executive health screenings paid for by Zebra (Mr. Winters — $6,449; Mr. Heel — $13,116; and Ms. Kogl — $20,955); a tax reimbursement for identity theft protection paid by Zebra (Mr. Gustafsson — $171; Mr. Winters — $95; and Mr. Heel — $212); and reimbursement for identify theft protection paid by Zebra (Mr. Gustafsson — $215; Mr. Winters — $119; and Mr. Heel — $215); a reimbursement (expenses and gross up tax) for top earners sales trip paid by Zebra (Mr. Heel — $32,164).

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Grants of Plan-Based Awards in 2022

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock (#)(3)	All Other Options Awards, Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Anders Gustafsson		810,000	1,620,000	3,240,000
	5/05/22							13,049			4,800,336
	5/05/22				9,787	19,573	39,146				7,200,320
Nathan Winters		300,000	600,000	1,200,000
	5/05/22							2,719			1,000,239
	5/05/22				2,039	4,078	8,156				1,500,174
William Burns		333,599	667,197	1,334,394
	5/05/22							3,263			1,200,360
	5/05/22				2,447	4,894	9,788				1,800,256
Joachim Heel		300,000	600,000	1,200,000
	5/05/22							2,447			900,178
	5/05/22				1,835	3,670	7,340				1,350,083
Cristen Kogl		232,152	464,305	928,610
	5/05/22							2,175			800,117
	5/05/22				1,632	3,263	6,526				1,200,360
(1)

These amounts represent the threshold, target and maximum potential earnings under the 2022 Zebra Incentive Plan. The actual amounts earned in respect of 2022 are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. Please see 2022 Annual Cash Incentive Awards starting on page 56 for further discussion of the 2022 Zebra Incentive Plan.

(2)

These amounts represent the threshold, target and maximum number of shares of performance-vested restricted stock granted under Zebra’s 2018 Long-Term Incentive Plan on May 5, 2022. These awards are scheduled to vest on May 5, 2025 (having a three-year performance period ending on December 31, 2024). Please see 2022 Long-Term Equity Incentive Awards starting on page 58 for further discussion of Zebra’s long-term equity incentive plan and the Potential Payments upon Termination of Employment or Change in Control starting on page 71 for further discussion of vesting terms upon certain termination events.

(3)

Represents shares of time-vested restricted stock granted under Zebra’s 2018 Long-Term Incentive Plan on May 5, 2022. These awards vest one-third on each of the first three anniversaries of the grant date. Please see 2022 Long-Term Equity Incentive Awards starting on page 58 for further discussion of Zebra’s long-term equity incentive plan and the Potential Payments upon Termination of Employment or Change in Control starting on page 71 for further discussion of vesting terms upon certain termination events. Zebra stopped awarding stock appreciation rights to our Named Executive Officers after 2020.

(4)

Zebra stopped awarding stock appreciation rights to our Named Executive Officers after 2020.

(5)

The amounts included in this column were determined in accordance with Financial Accounting Standards Codification Topic 718, Compensation — Stock Compensation and, in the case of performance-vested restricted stock, are calculated based on the probable satisfaction of the performance conditions. Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of assumptions made in calculating the aggregate grant date fair value of these awards.

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Outstanding Equity Awards at 2022 Fiscal Year-End

Name	Option/SAR Awards					Stock Awards
	Number of Securities Underlying Unexercised Options/ SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/ SARs (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Anders Gustafsson(2)
5/12/2016	42,256	0		51.42	5/12/2026
5/11/2017	33,514	0		98.87	5/11/2024
5/10/2018	25,214	0		149.57	5/10/2025
5/02/2019	17,534	5,845		205.12	5/02/2026
4/30/2020	10,066	10,068		244.97	4/30/2027
4/30/2020(3)						4,355	1,116,666
4/30/2020(4)								14,108	3,617,432
5/06/2021(3)						5,114	311,281
5/06/2021(5)								23,010	5,899,994
5/05/2022(3)						13,049	3,345,894
5/05/2022(6)								19,573	5,018,713
Nathan Winters(7)
5/10/2018	552	0		149.57	5/10/2025
5/02/2019	210	105		205.12	5/02/2026
4/30/2020	288	290		244.97	4/30/2027
4/30/2020(3)						125	32,051
4/30/2020(4)								405	988,717
11/05/2020(3)						152	138,974
2/16/2021(3)						866	222,051
5/06/2021(5)								3,856	988,717
5/05/2022(3)						2,719	697,179
5/05/2022(6)								4,078	1,045,640

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Name	Option/SAR Awards					Stock Awards
	Number of Securities Underlying Unexercised Options/ SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/ SARs (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
William Burns(8)
5/11/2017	7,709	0		98.87	5/11/2024
5/10/2018	5,463	0		149.57	5/10/2025
5/02/2019	3,273	1,091		205.12	5/02/2026
4/30/2020	1,950	1,951		244.97	4/30/2027
4/30/2020(3)						844	216,410
4/30/2020(4)								2,733	700,769
5/06/2021(3)						1,272	326,154
5/06/2021(5)								5,722	1,467,178
5/05/2022(3)						3,263	836,666
5/05/2022(6)								4,894	1,254,871
Joachim Heel(9)
9/15/2014	8,572	0		73.50	9/15/2024
5/15/2015	4,526	0		108.20	5/15/2025
5/12/2016	8,854	0		51.42	5/12/2026
5/11/2017	6,033	0		98.87	5/11/2024
5/10/2018	4,203	0		149.57	5/10/2025
5/02/2019	2,454	819		205.12	5/02/2026
4/30/2020	1,572	1,574		244.97	4/30/2027
4/30/2020(3)						681	174,615
4/30/2020(4)								2,205	565,384
5/06/2021(3)						968	248,205
5/06/2021(5)								4,354	1,116,409
5/05/2022(3)						2,447	627,435
5/05/2022(6)								3,670	941,025

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Name	Option/SAR Awards					Stock Awards
	Number of Securities Underlying Unexercised Options/ SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/ SARs (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Cristen Kogl(10)
5/11/2017	930	0		98.87	5/11/2024
8/09/2017	719	0		103.84	8/09/2024
5/10/2018	862	0		149.57	5/10/2025
9/01/2018	732	0		171.74	9/01/2025
5/02/2019	1,695	565		205.12	5/02/2026
4/30/2020	1,226	1,228		244.97	4/30/2027
4/30/2020(3)						531	136,154
4/30/2020(4)								1,719	440,769
12/16/20(3)						87	22,308
5/06/2021(3)						885	226,923
5/06/2021(5)								3,980	1,020,512
5/05/2022(3)						2,175	557,692
5/05/2022(6)								3,263	836,666
(1)

The market value is based on the $256.41 closing price of our common stock on The Nasdaq Stock Market on December 31, 2022.

(2)

Mr. Gustafsson's final tranche of stock appreciation rights granted on May 2, 2019 will vest with respect to 5,845 rights on May 2, 2023; and the stock appreciation rights granted on April 30, 2020 will vest with respect to 5,034 rights on each of April 30, 2023 and 2024.

(3)

These restricted stock awards vest pro rata over three years after the grant date.

(4)

Represents the number of restricted shares that would vest on April 30, 2023, based upon achievement of a threshold target CAGR of 2022 net sales over 2019 net sales and a threshold target of 2022 adjusted EBITDA margin. The maximum number of restricted shares that may vest based upon the achievement of a maximum target level of 2022 net sales CAGR and a maximum target level of 2022 adjusted EBITDA margin is as follows: Mr. Gustafsson — 23,513 shares; Mr. Winters — 675 shares; Mr. Burns — 4,555 shares; Mr. Heel — 3,675 shares; and Ms. Kogl — 2,865 shares.

(5)

Represents the number of restricted shares that would vest on May 6, 2024, based upon achievement of a threshold target CAGR of 2023 net sales over 2020 net sales and a threshold target of 2023 adjusted EBITDA margin. The maximum number of restricted shares that may vest based upon the achievement of a maximum target level of 2023 net sales CAGR and a maximum target level of 2023 adjusted EBITDA margin is as follows: Mr. Gustafsson — 23,010 shares; Mr. Winters — 3,856 shares; Mr. Burns — 5,722 shares; Mr. Heel — 4,354 shares; and Ms. Kogl — 3,980 shares.

(6)

Represents the number of restricted shares that would vest on May 5, 2025, based upon achievement of a threshold target CAGR of 2024 net sales over 2021 net sales and a threshold target of 2024 adjusted EBITDA margin. The maximum number of restricted shares that may vest based upon the achievement of a maximum target level of 2024 net sales CAGR and a maximum target level of 2024 adjusted EBITDA margin is as follows: Mr. Gustafsson — 39,146 shares; Mr. Winters — 8,156 shares; Mr. Burns — 9,788 shares; Mr. Heel — 7,340 shares; and Ms. Kogl — 6,526 shares. See “Grants of Plan-Based Awards in 2022” table and footnote 2 to that table for a more detailed description of these awards.

(7)

Mr. Winters' final tranche of stock appreciation rights granted on May 2, 2019 will vest with respect to 105 rights on May 2, 2023; and the stock appreciation rights granted on April 30, 2020 will vest with respect to 145 rights on each of April 30, 2023 and 2024.

(8)

Mr. Burns' final tranche of stock appreciation rights granted on May 2, 2019 will vest with respect to 1,091 rights on May 2, 2023; and the stock appreciation rights granted on April 30, 2020 will vest with respect to 975 rights on April 30, 2023 and with respect to 976 rights on April 30, 2024.

(9)

Mr. Heel's final tranche of stock appreciation rights granted on May 2, 2019 will vest with respect to 819 rights on May 2, 2023; and the stock appreciation rights granted on April 30, 2020 will vest with respect to 787 rights on each of April 30, 2023 and 2024.

(10)

Ms. Kogl's final tranche of stock appreciation rights granted on May 2, 2019 will vest with respect to 565 rights on May 2, 2023; and the stock appreciation rights granted on April 30, 2020 will vest with respect to 614 rights on each of April 30, 2023 and 2024.

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Options and Stock Appreciation Rights Exercised and Stock Vested in 2022

The table below sets forth information with respect to stock options and stock appreciation rights exercised by the Named Executive Officers during 2022 and awards of time-vested and performance-vested restricted stock that vested in 2022.

Name	Options/SARS Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Anders Gustafsson	0	0	38,112	14,328,503
Nathan Winters	0	0	1,334	560,383
William Burns	0	0	7,306	2,741,256
Joachim Heel	0	0	5,534	2,075,893
Cristen Kogl	0	0	3,605	1,335,376
(1)

Value calculated as the difference between the market price of the underlying securities on the date of exercise and the exercise or base price of the exercised stock options or stock appreciation rights.

(2)

Value calculated as the sum of the value of performance-vested restricted stock and time-vested restricted stock that vested in 2022. See “Restricted Stock that Vested in 2022” section for a more detailed description of these awards.

Non-Qualified Deferred Compensation

Pursuant to Zebra’s non-qualified deferred compensation plan, a Named Executive Officer may defer, on a pre-tax basis, up to 50% of his or her base salary and annual incentive award. Deferred compensation balances are credited with gains or losses that mirror the performance of benchmark investment funds selected by the participant under the plan. All credited amounts are unfunded general obligations of Zebra, and participants have no greater rights to payment than any unsecured general creditor of Zebra.

The value of a participant’s account is based upon the performance of a participant’s selected benchmark investment funds. Account balances are paid either in a lump sum or in annual installments. Zebra’s non-qualified deferred compensation plan permits payment upon, among other things, a termination of employment or a change in control of Zebra. Zebra does not make contributions to the plan but pays the costs of administration.

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The table below shows the funds available under Zebra’s non-qualified deferred compensation plan and the 2022 rates of return.

Fund Name	2022 Rate of Return (%)
American Funds New Perspective Fund Class R-6 (RNPGX)	-25.61%
American Funds EuroPacific Growth Fund Class R-6 (RERGX)	-22.72
Vanguard Extended Market Index Fund Institutional Shares (VIEIX)	-26.46
Vanguard Federal Money Market Fund (VMFXX)	1.55
Vanguard FTSE Social Index Fund (VFTAX)	-24.22
Vanguard Institutional Index Fund Institutional Plus Shares (VIIIX)	-18.13
Vanguard Institutional Target Retirement 2020 Fund	14.14
Vanguard Institutional Target Retirement 2025 Fund	-15.44
Vanguard Institutional Target Retirement 2030 Fund	-16.16
Vanguard Institutional Target Retirement 2035 Fund	-16.52
Vanguard Institutional Target Retirement 2040 Fund	-16.94
Vanguard Institutional Target Retirement 2045 Fund	-17.33
Vanguard Institutional Target Retirement 2050 Fund	-17.45
Vanguard Institutional Target Retirement 2055 Fund	-17.44
Vanguard Institutional Target Retirement 2060 Fund	-17.41
Vanguard Institutional Target Retirement 2065 Fund	-17.40
Vanguard Institutional Target Retirement 2070 Fund	Not Available
Harbor Large Cap Value Fund Retirement Class (HNLVX)	-14.90
Retire Savings Trust III	1.61
PIMCO Inflation Response Multi-Asset Fund Instl (PIRMX)	-5.12
PIMCO Total Return Instl (PTTRX)	-14.09
Royce Opportunity Fund Institutional Class (ROFIX)	-16.94
T. Rowe Price International Discovery (PRIDX)	-30.34
T. Rowe Price Small-Cap Stock (OTCFX)	-23.49
Vanguard Total International Stock Index Fund Institutional Shares (VTSNX)	-15.98
Vanguard Total Bond Market Index Fund Institutional Shares (VBTIX)	-13.15
T. Rowe Price Institutional Large Cap Growth Fund (TRLGX)	-35.18

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Non-Qualified Deferred Compensation for 2022

The table below sets forth information regarding the Named Executive Officers’ participation in the Zebra’s non-qualified deferred compensation plan in 2022.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Anders Gustafsson	0	0	0	0	0
Nathan Winters	0	0	0	0	0
William Burns	490,368	86,210	(131,295)	0	444,653
Joachim Heel	915,164	168,042	(205,892)	0	877,314
Cristen Kogl	138,244	335,025	(42,904)	0	430,365

(1)

The amount(s) reported in this column are included in the Summary Compensation Table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns.

(2)

The amount(s) reported in this column are not included in the Summary Compensation Table.

Potential Payments upon Termination of Employment or Change in Control

General

Our Named Executive Officers’ employment agreements, equity award agreements and Zebra’s compensation and benefit plans provide for compensation payments and benefits upon certain termination triggering events. The information below describes those instances in which our Named Executive Officers would be entitled to payments following a termination of employment and/or upon a change in control of Zebra.

Employment Agreements

Zebra has employment agreements with each of the Named Executive Officers. Mr. Gustafsson’s employment agreement is substantially the same as the agreements of Ms. Kogl and Messrs. Burns, Heel and Winters except where described below. Mr. Burns’ employment agreement for his role as Chief Executive Officer is substantially the same as his agreement prior to becoming Chief Executive Officer. Under their employment agreements each Named Executive Officer is bound by non-competition and non-solicitation provisions until one year following termination as well as confidentiality covenants during and after employment.

Zebra’s Annual Incentive Plan and Equity Award Agreements

Named Executive Officers are eligible to earn annual incentive awards under Zebra’s annual incentive plan, and are eligible to earn time-vested restricted stock and performance-vested restricted stock under their equity award agreements. Eligibility to receive incentive-based compensation is determined in the sole discretion of the Compensation Committee for Ms. Kogl and Messrs. Heel and Winters, and the Board for Mr. Gustafsson and Mr. Burns (effective March 1, 2023). Mr. Gustafsson’s equity award agreements are substantially the same as the agreements of Ms. Kogl and Messrs. Burns, Heel and Winters, except where described below. Mr. Burns’ equity award agreements for awards granted while he is Chief Executive Officer are the same as the equity award agreements for other Executive Officers. All Named Executive Officers participated in the 2022 Zebra Incentive Plan.

Under Zebra’s equity award agreements, each Named Executive Officer is bound by non-competition and non-solicitation provisions until one year following termination. Each Named Executive Officer has agreed to confidentiality covenants during and after employment. Pursuant to our Clawback Policy, which applies to all Section 16 Officers, the Company may recoup cash-based incentive compensation under Zebra’s annual incentive plan or equity-based incentive compensation awards where: (i) the Company is required to prepare an accounting restatement resulting from Executive misconduct, or (ii) an Executive’s misconduct results, or could result, in termination for Cause, including a willful violation of any material obligation under an employment, confidentiality, non-solicitation, non-competition or any similar type agreement.

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Payments Upon Retirement or Voluntary Resignation

Under Zebra’s annual incentive plan, a participant may be paid any earned incentive award amount in the event of termination by reason of retirement, but not voluntary resignation. Mr. Gustafsson and Mr. Heel were eligible for retirement under the 2022 Zebra Incentive Plan. Mr. Gustafsson and Mr. Heel meet the “Rule of 65” as it applies to stock awards granted in 2020, 2021, and 2022. Time-vested stock appreciation rights granted in 2020, time-vested restricted stock granted in 2020 and performance-vested restricted stock granted in 2020, 2021, and 2022 provide for pro rata vesting for a termination of employment by reason of retirement meeting the Rule of 65. Time-vested restricted stock granted in 2021 and 2022 provide that upon termination of employment by reason of meeting the Rule of 65, time-vested restricted stock will continue to vest for 12 months or, if earlier, the next anniversary of the grant date. The Rule of 65 means the sum of the Officer’s age (in years) and years of continuous service with the Company (including its predecessors) equals or exceeds 65, provided that the Officer must meet both a minimum age of 55 and a minimum of five years of continuous service. The performance-vested restricted stock would vest pro rata in accordance with the performance goals.

Payments Upon Death or Disability

Under Zebra’s annual incentive plan, participants are entitled to any earned incentive award amount in the event of termination of employment by reason of death or disability.

Ms. Kogl and Messrs. Burns, Heel and Winters

Ms. Kogl’s and Messrs. Burns’, Heel’s and Winters’ 2019 and 2020 stock appreciation rights and 2020, 2021 and 2022 time-vested restricted stock accelerate vesting in full in the event of termination of employment by reason of death or disability. The target number of shares accelerate for Ms. Kogl’s and Messrs. Burns’, Heel’s and Winters’ 2020, 2021 and 2022 performance-vested restricted stock.

Mr. Gustafsson

Mr. Gustafsson’s 2019 and 2020 time-vested stock appreciation rights and 2020, 2021 and 2022 time-vested restricted stock accelerate vesting in full in the event of termination of employment by reason of death or disability. Mr. Gustafsson’s 2020, 2021 and 2022 performance-vested restricted stock vest in full at target.

Payments Upon Involuntary Termination Without Cause or by Officer for Good Reason

Under our Named Executive Officers’ employment agreements, “Cause” includes the commission, indictment or conviction of a felony or misdemeanor involving fraud or dishonesty; a material breach of the employment agreement; willful or intentional misconduct, gross negligence, or dishonest, fraudulent or unethical behavior; failure to materially comply with a direction of the Board; or breach of fiduciary duty to Zebra. “Good Reason” includes a demotion to a lesser position or assignment of duties materially inconsistent with the Named Executive Officer’s position, status or responsibilities; a material breach by Zebra of the employment agreement; or a decrease in base salary (unless applied proportionally).

Under our Named Executive Officers’ award agreements, the time-vested stock appreciation rights granted in 2019 and 2020 to all Named Executive Officers vest pro rata based on the number of days from the grant date through and including the date of termination of employment. The time-vested restricted stock granted in 2020, 2021 and 2022 to all Named Executive Officers vest pro rata based on the number of days from the grant date through and including the date of termination of employment. In addition, performance-vested restricted stock granted in 2020, 2021 and 2022 to all Named Executive Officers accelerate vesting in accordance with the performance-based vesting goals on a pro rata basis.

The Named Executive Officers’ employment agreements are summarized below.

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Ms. Kogl and Messrs. Burns, Heel and Winters

If Ms. Kogl and Messrs. Burns, Heel or Winters terminates his or her employment for Good Reason, or Zebra terminates his or her employment without Cause and under circumstances other than death or disability, he or she will be entitled to (i) a severance payment equal to one-year continuation of base salary; (ii) a pro rata portion of his or her annual incentive for the year in which his or her employment terminates, if the incentive otherwise would have been earned; (iii) any unpaid previously earned annual incentive; (iv) a severance payment equal to 100% of the Executive’s target annual incentive for the year in which employment terminates; (v) outplacement services not to exceed $32,000; and (vi) the continuation of coverage under Zebra’s medical and dental insurance plans, with Zebra contributing to the cost of such coverage at the same rate Zebra pays for health insurance coverage for its active employees under its group health plan, until the earlier of (a) one year after the date of termination, or (b) the Executive becoming eligible for coverage under another group health plan that does not impose preexisting condition limitations.

Mr. Gustafsson

Mr. Gustafsson’s employment agreement also provides (i) that any decrease in Mr. Gustafsson’s starting date salary permits him to terminate his employment for Good Reason, and (ii) if Mr. Gustafsson terminates employment for Good Reason, or Zebra terminates his employment without Cause and under circumstances other than death or disability, he will not receive outplacement services, the unvested portion of non-performance-based equity awards will vest immediately (unless otherwise expressly set forth in an award agreement, such as Mr. Gustafsson’s time-vested stock appreciation rights and restricted stock agreements), the continuation of his salary will be for a period of two years, and, unless it is otherwise terminated, the continuation of healthcare coverage will be for a period of two years. Mr. Gustafsson’s employment agreement provides for a minimum base salary of $700,000, which was his starting date salary, a target annual incentive equal to 100% of salary and a maximum annual incentive equal to 200% of salary. Effective March 1, 2023, Mr. Gustafsson will only be eligible to receive a pro rata portion of his annual incentive from 2023 for the period of the year that he served as CEO.

Payments Upon Involuntary Termination Without Cause or by Officer for Good Reason Concurrently with a Change in Control

Under our Executive Officers’ employment agreements, a “change in control” includes (i) an acquisition by a person or group of 35% or more of Zebra’s common stock; (ii) a change in a majority of the Board within a 24-month period; (iii) the approval by our stockholders of a complete liquidation or dissolution of Zebra; or (iv) the consummation of a reorganization, merger or consolidation of Zebra or sale or other disposition of all or substantially all of the assets of Zebra.

Ms. Kogl and Messrs. Burns, Heel and Winters

If the Executive Officer terminates employment for Good Reason, or Zebra terminates the Executive Officer’s employment without Cause, and the termination occurs within 120 days immediately preceding or one year following a “change in control,” then the Executive Officer will be entitled to all compensation and benefits set forth in the Involuntary Termination Without Cause or by Executive Officer for Good Reason column in the tables under Potential Payments upon Termination of Employment or Change in Control, except that Ms. Kogl and Messrs. Burns, Heel and Winters will receive a payment equal to two times his or her base salary in lieu of one-year salary continuation, plus two times his or her target annual incentive in lieu of one times, which payment would be payable within 60 days following the later of the change in control or termination of employment.

After a change in control and upon termination of their employment, if the parachute payments would exceed the 3X threshold, then the payments will be cut back to an amount that is one dollar less than the threshold. However, this cut back would not be made if Ms. Kogl and Messrs. Burns, Heel and Winters, as applicable, would have more “after excise tax” dollars if he or she paid the excise tax.

Mr. Gustafsson

In connection with Mr. Gustafsson’s transition into the Executive Chair role, we amended his employment agreement to remove the excise tax gross up clause. However, Mr. Gustafsson’s employment agreement still provides that he will be entitled to all compensation and benefits set forth in the Involuntary Termination Without Cause or by Executive for Good Reason column in the tables under Potential Payments upon Termination of Employment or Change in Control, except that he will receive two times his target annual incentive in lieu of one times, which payment would be payable within 60 days following the later of the change in control or termination of employment. Effective March 1, 2023, Mr. Gustafsson will no longer be eligible for an excise tax gross up and will only be eligible to receive a pro rata portion of his annual incentive from 2023 for the period of the year that he served as CEO.

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Potential Payments upon Termination of Employment or Change in Control

Described below are the potential payments and benefits to which the Named Executive Officers would be entitled from Zebra under their employment agreements, equity award agreements and Zebra’s compensation and benefit plans upon termination of employment if such termination had occurred as of December 31, 2022. Amounts actually received would vary based on factors such as the date on which a Named Executive Officer’s employment terminates and the price of our common stock on such date. The tables exclude payments and benefits that are generally available to full-time salaried employees, such as accrued salary and vacation pay.

The Named Executive Officers are not entitled to any payments or benefits as a result of a termination of employment for Cause.

ANDERS GUSTAFSSON
Executive’s Compensation and Benefits upon Termination	Retirement or Voluntary Resignation ($)	Death or Disability ($)	Involuntary Termination Without Cause or by Executive for Good Reason ($)	Involuntary Termination Without Cause or by Executive for Good Reason with a Change in Control(1) ($)
Compensation
Salary Severance	0	0	2,400,000	2,400,000
Incentive Severance(2)	0	0	1,620,000	3,240,000
Earned Incentive	1,255,500	1,255,500	1,255,500	1,255,500
Accelerated SARs(3)	357,379	414,968	239,154	414,968
Accelerated Restricted Stock(4)	10,107,597	20,309,980	9,502,298	20,309,980
Benefits
Healthcare and Dental Coverage	–	–	32,742	32,742
Outplacement Services	–	–	0	0
Excise Tax Gross Up (Cutback)(5)	–	–	–	–
TOTAL(6)	11,720,476	21,980,448	15,049,694	27,653,190
NATHAN WINTERS
Executive’s Compensation and Benefits upon Termination	Retirement or Voluntary Resignation ($)	Death or Disability ($)	Involuntary Termination Without Cause or by Executive for Good Reason ($)	Involuntary Termination Without Cause or by Executive for Good Reason with a Change in Control(1) ($)
Compensation
Salary Severance	0	0	600,000	1,200,000
Incentive Severance(2)	0	0	600,000	1,200,000
Earned Incentive	0	457,548	457,548	457,548
Accelerated SARs(3)	0	8,703	5,919	8,703
Accelerated Restricted Stock(4)	0	3,128,458	1,144,871	3,128,458
Benefits
Healthcare and Dental Coverage	–	–	23,774	23,774
Outplacement Services	–	–	32,000	32,000
Excise Tax Gross Up (Cutback)(5)	–	–	–	–
TOTAL(6)	0	3,594,709	2,864,112	6,050,483
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WILLIAM BURNS
Executive’s Compensation and Benefits upon Termination	Retirement or Voluntary Resignation ($)	Death or Disability ($)	Involuntary Termination Without Cause or by Executive for Good Reason ($)	Involuntary Termination Without Cause or by Executive for Good Reason with a Change in Control(1) ($)
Compensation
Salary Severance	0	0	667,197	1,334,394
Incentive Severance(2)	0	0	667,197	1,334,394
Earned Incentive	0	508,038	508,038	508,038
Accelerated SARs(3)	0	78,265	44,884	78,265
Accelerated Restricted Stock(4)	0	4,802,046	2,146,408	4,802,046
Benefits
Healthcare and Dental Coverage	–	–	23,774	23,774
Outplacement Services	–	–	32,000	32,000
Excise Tax Gross Up (Cutback)(5)	–	–	–	–
TOTAL(6)	0	5,388,349	4,089,498	8,112,911
JOACHIM HEEL
Executive’s Compensation and Benefits upon Termination	Retirement or Voluntary Resignation ($)	Death or Disability ($)	Involuntary Termination Without Cause or by Executive for Good Reason ($)	Involuntary Termination Without Cause or by Executive for Good Reason with a Change in Control(1) ($)
Compensation
Salary Severance	0	0	600,000	1,200,000
Incentive Severance(2)	0	0	600,000	1,200,000
Earned Incentive	459,010	459,010	459,010	459,010
Accelerated SARs(3)	51,009	60,013	34,107	60,013
Accelerated Restricted Stock(4)	1,708,630	3,673,073	2,397,690	3,673,073
Benefits
Healthcare and Dental Coverage	–	–	23,774	23,774
Outplacement Services	–	–	32,000	32,000
Excise Tax Gross Up (Cutback)(5)	–	–	–	–
TOTAL(6)	2,218,649	4,192,096	4,146,581	6,647,870
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CRISTEN KOGL
Executive’s Compensation and Benefits upon Termination	Retirement or Voluntary Resignation ($)	Death or Disability ($)	Involuntary Termination Without Cause or by Executive for Good Reason ($)	Involuntary Termination Without Cause or by Executive for Good Reason with a Change in Control(1) ($)
Compensation
Salary Severance	0	0	580,381	1,160,762
Incentive Severance(2)	0	0	464,305	928,610
Earned Incentive	0	355,919	355,919	355,919
Accelerated SARs(3)	0	43,027	24,061	43,027
Accelerated Restricted Stock(4)	0	3,234,099	1,427,434	3,324,099
Benefits
Healthcare and Dental Coverage	–	–	7,475	7,475
Outplacement Services	–	–	32,000	32,000
Excise Tax Gross Up (Cutback)(5)	–	–	–	–
TOTAL(6)	0	3,633,045	2,891,575	5,851,892

(1)

Under the 2018 Long-Term Incentive Plan, if pursuant to a change in control of Zebra effective December 31, 2022 stockholders receive consideration consisting solely of publicly traded common stock and outstanding equity awards are assumed, or provision is made for the continuation of these awards after the change in control, then such awards will continue in accordance with their terms. These awards, however, also provide that if the participant’s employment is terminated by the participant for Good Reason or by Zebra without Cause after the change in control, then vesting of the awards will accelerate. Because Securities and Exchange Commission rules require that we assume a termination of employment occurs concurrently with a change in control, the amounts set forth in the table include equity awards that, under the 2018 Long-Term Incentive Plan, contain “double trigger” acceleration provisions.

(2)

The amounts assume termination of employment at year end and are based on actual performance.

(3)

The amounts reflect the difference between the exercise price of each stock appreciation right and the $256.41 closing price of our common stock on The Nasdaq Stock Market on December 31, 2022.

(4)

The amounts reflect the $256.41 closing price of our common stock on The Nasdaq Stock Market on December 31, 2022 for both the performance-vested restricted stock and time-vested restricted stock. Because no portion of the performance periods ending December 31, 2023 or December 31, 2024 have been completed as of December 31, 2022, the 2021 and 2022 performance-vested restricted stock awards granted to Executives are reflected in the table on a pro-rata basis at target performance.

(5)

Represents estimated tax gross ups or estimated cutbacks on severance, accelerated options, stock appreciation rights and restricted stock and healthcare and dental benefits.

(6)

Excludes the amount of previously earned and fully vested deferred compensation under Zebra’s deferred compensation plans that would become immediately payable. See Non-Qualified Deferred Compensation on page 71 for additional information.

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CEO Pay Ratio

Identification of Median Employee

To identify the median employee, we used a valid statistical sampling method. We selected a median pool of employees from the overall population, including the identified median employee.

We compiled a list of all full-time, part-time, temporary and seasonal employees who were employed on November 1, 2022, including employees working inside and outside the United States, but excluding Mr. Gustafsson, who served as Chief Executive Officer (“CEO”) for all of 2022. As permitted according to the Securities and Exchange Commission’s guidance, we determined the median pool of employees based on a consistently applied compensation measure, which was target total cash compensation. We define target total cash compensation as base wages and annual incentives at target payable in cash during 2022.

On November 1, 2022, Zebra had 10,694 employees worldwide. Under the five percent de minimis exception established by the Securities and Exchange Commission, the countries and applicable number of employees that were excluded are as follows:

Country Name	Headcount	Country Name	Headcount
Argentina	18	New Zealand	6
Austria	13	Norway	5
Belgium	10	Philippines	6
Chile	5	Poland	79
Columbia	56	Portugal	6
Denmark	11	Romania	8
Finland	4	Saudi Arabia	7
Greece	3	Serbia	5
Hong Kong	3	South Africa	15
Hungary	7	Spain	35
Indonesia	8	Sweden	21
Israel	7	Switzerland	6
Italy	43	Thailand	10
Japan	25	Turkey	20
Korea, Republic of	16	United Arab Emirates	18
		Vietnam	18

From the remaining 10,200 employees, we determined the median individual based on estimated target total cash compensation and selected a medianable pool of 4,077 employees (approximately forty percent (40%) of our total employee population).

We identified the median employee using annual base salary. Once we identified the median employee, we calculated total compensation using the same methodology that we used to determine the annual total compensation for the CEO, as reported above in the Summary Compensation Table.

CEO Pay Ratio Calculation

For 2022,

•

the total annual compensation of the employee identified at the median of all of our employees, other than Mr. Gustafsson, our CEO, was $73,287; and

•

Mr. Gustafsson’s annual total compensation, as reported in the Summary Compensation Table, was $14,658,743.

•

Based on this information, the ratio of the annual total compensation of Mr. Gustafsson to the median of the annual total compensation of all employees was estimated to be 200 to 1.

Our methodology may differ materially from the methodology used by other companies to prepare their CEO pay ratios, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry or peer group.

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Executive Pay Versus Company Performance

Pay Vs Performance

Year	CEO Pay		Other NEO Pay		Value of Initial Fixed $100 Investment Based On:		Other Performance Measures
	Summary Compensation Table Total Compensation ($)	Compensation Actually Paid(3) ($)	Average Summary Compensation Table Total Compensation ($)	Average Compensation Actually Paid(3) ($)	Cumulative TSR(1) ($)	Cumulative Peer Group TSR(2) ($)	Net Income (in millions) ($)	Net Sales (in millions) ($)
2022	14,658,743	(17,540,875)	3,546,548	(1,911,451)	100.38	139.00	463	4,915
2021	13,589,616	37,632,608	3,261,693	6,936,499	233.01	193.58	837	4,845
2020	10,077,727	23,856,956	1,836,299	2,998,842	150.46	143.89	504	3,813
(1)

The Cumulative Total Stockholder Return (“TSR”) reflects the value of $100 invested in Zebra common stock on December 31, 2019, assuming the reinvestment of dividends.

(2)

The Cumulative Peer Group TSR is market-cap weighted and reflects the TSR for S&P Information Technology Index, which is the peer group that Zebra uses for its industry comparators/index in its Form 10-K.

(3)

To calculate Compensation Actually Paid (“CAP”), the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation:

CEO SCT Total to CAP Reconciliation
Year	Salary ($)	Bonus and Non-Equity Incentive Compensation ($)	Equity Compensation ($)	Other Compensation(i) ($)	SCT Total ($)	Deductions from SCT Total(ii) ($)	Additions to / (Subtractions from) SCT Total(iii) ($)	Compensation Actually Paid ($)
2022	1,200,000	1,255,500	12,000,000	203,243	14,658,743	(12,000,000)	(20,199,618)	(17,540,875)
2021	1,200,000	2,912,760	9,250,404	226,452	13,589,616	(9,250,404)	33,293,396	37,632,608
2020	1,093,846	781,725	8,000,100	202,056	10,077,727	(8,000,100)	21,779,329	23,856,956
(i)

Reflects “all other compensation” reported in the SCT for each year shown.

(ii)

Represents the grant date fair value of equity-based awards granted each year. We did not report a change in pension value for any of the years reflected in this table; therefore, a deduction from SCT total related to pension value is not needed.

(iii)

Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown. The equity component of Compensation Actually Paid for each fiscal year listed in the table is further detailed in the supplemental table below.

Other NEO SCT Total to CAP Reconciliation
Year	Salary ($)	Bonus and Non-Equity Incentive Compensation ($)	Equity Compensation ($)	Other Compensation(i) ($)	SCT Total ($)	Deductions from SCT Total(ii) ($)	Additions to / (Subtractions from) SCT Total(iii) ($)	Compensation Actually Paid ($)
2022	596,796	445,129	2,437,500	67,123	3,546,548	(2,437,500)	(3,020,498)	(1,911,451)
2021	543,632	862,629	1,800,441	54,991	3,261,693	(1,800,441)	5,475,248	6,936,499
2020	440,963	145,738	1,217,163	32,435	1,836,299	(1,217,163)	2,379,706	2,998,842
(i)

Reflects “all other compensation” reported in the SCT for each year shown.

(ii)

Represents the grant date fair value of equity-based awards granted each year. We did not report a change in pension value for any of the years reflected in this table; therefore, a deduction from SCT total related to pension value is not needed.

(iii)

Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown. The equity component of Compensation Actually Paid for each fiscal year listed in the table is further detailed in the supplemental table below.

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Supplemental

Equity Component of CAP for FY 20221
Equity Type	CEO				Other NEOs
	Fair Value of Current Year Equity Awards at 12/31/2022 ($)	Change in value of Prior Years’ Awards Unvested at 12/31/2022 ($)	Change in Value of Prior Years’ Awards that Vested in FY2022 ($)	Equity Value Included in CAP ($)	Fair Value of Current Year Equity Awards at 12/31/2022 ($)	Change in value of Prior Years’ Awards Unvested at 12/31/2022 ($)	Change in Value of Prior Years’ Awards that Vested in FY2022 ($)	Equity Value Included in CAP ($)
SAR	0	(4,749,403)	(3,927,669)	(8,677,071)	0	(567,776)	(488,103)	(1,055,879)
RSU	3,345,894	(3,208,002)	(2,679,084)	(2,541,192)	679,743	(542,996)	(379,301)	(242,554)
PSU	5,018,713	(8,323,393)	(5,676,675)	(8,981,355)	1,019,551	(2,115,266)	(626,351)	(1,722,066)
Total	8,364,607	(16,280,798)	(12,283,428)	(20,199,618)	1,699,294	(3,226,037)	(1,493,755)	(3,020,498)
1.

Anders Gustafsson served as our principal executive officer for all of 2022. The Other NEOs columns represent the following individuals for 2022: William Burns, Joachim Heel, Cristen Kogl and Nathan Winters.

Equity Component of CAP for FY 20211
Equity Type	CEO				Other NEO
	Fair Value of Current Year Equity Awards at 12/31/2021 ($)	Change in value of Prior Years’ Awards Unvested at 12/31/2021 ($)	Change in Value of Prior Years’ Awards that Vested in FY2021 ($)	Equity Value Included in CAP ($)	Fair Value of Current Year Equity Awards at 12/31/2021 ($)	Change in value of Prior Years’ Awards Unvested at 12/31/2021 ($)	Change in Value of Prior Years’ Awards that Vested in FY2021 ($)	Equity Value Included in CAP ($)
SAR	0	6,424,221	2,385,222	8,809,443	0	780,885	310,428	1,091,314
RSU	4,565,184	2,864,669	1,487,720	8,917,573	890,568	368,707	212,330	1,471,604
PSU	6,847,776	5,838,780	2,879,824	15,566,380	1,332,653	1,174,409	405,268	2,912,330
Total	11,412,960	15,127,670	6,752,766	33,293,396	2,223,221	2,324,001	928,026	5,475,248
1.

Anders Gustafsson served as our principal executive officer for all of 2021. The Other NEOs columns represent the following individuals for 2021: William Burns, Joachim Heel, Cristen Kogl and Nathan Winters.

Equity Component of CAP for FY 20201
Equity Type	CEO				Other NEO
	Fair Value of Current Year Equity Awards at 12/31/2020 ($)	Change in value of Prior Years’ Awards Unvested at 12/31/2020 ($)	Change in Value of Prior Years’ Awards that Vested in FY2020 ($)	Equity Value Included in CAP ($)	Fair Value of Current Year Equity Awards at 12/31/2020 ($)	Change in value of Prior Years’ Awards Unvested at 12/31/2020 ($)	Change in Value of Prior Years’ Awards that Vested in FY2020 ($)	Equity Value Included in CAP ($)
SAR	3,560,497	4,382,827	(748,856)	7,194,468	356,474	421,051	(92,071)	685,454
RSU	5,020,503	1,946,239	(620,904)	6,345,838	557,816	184,700	(85,710)	656,806
PSU	5,020,503	3,953,314	(734,794)	8,239,023	502,704	637,309	(102,566)	1,037,447
Total	13,601,503	10,282,380	(2,104,554)	21,779,329	1,416,994	1,243,060	(280,348)	2,379,706
1.

Anders Gustafsson served as our principal executive officer for all of 2020. The Other NEOs columns represent the following individuals for 2020: William Burns, Joachim Heel, Cristen Kogl, Olivier Leonetti (former CFO) and Nathan Winters.

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Most Important Measures to Link FY2022 CAP to Company Performance

The five items listed below represent the most important metrics we used to link Compensation Actually Paid to Company performance for 2022 as further described in our Compensation Discussion and Analysis (CD&A) within the sections titled “Annual Cash Incentive Plan Performance Metrics” and “Performance-Vested Restricted Stock.” The measures in the table are not ranked.

Most Important Performance Measures
Net Sales	Net Sales Compound Annual Growth Rate (CAGR)
Adjusted EBITDA	EBITDA Margin
Enterprise Asset Intelligence Index

Supplemental Graphs

TSR Comparison

As shown in the chart below, the Company’s 3-year cumulative TSR is less than the companies included in our industry index.

YEAR	INDEXED TSR
	Cumulative TSR ($)	Cumulative Peer Group TSR ($)
2022	100.38	139.00
2021	233.01	193.58
2020	150.46	143.89

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CAP vs Zebra TSR

The CEO and other NEO CAP amounts align with Zebra’s TSR over the 2020-2022 period. This reflects Zebra’s use of equity incentives for its Executive Officer compensation, which are tied directly to Zebra’s stock price and financial performance. Over the 2020-2022 period, equity incentives comprised on average over 75% of the CEO’s target compensation per year and over 55% of the other NEOs target compensation per year. Because Zebra’s CEO has such a high percentage of compensation tied to equity, the CEO would have a much larger increase in CAP than the other NEOs when the stock price is strong as in 2021, and a much larger decrease in CAP than the other NEOs when the stock price decreases as in 2022. This practice aligns the interests of our Executive Officers with those of our stockholders.

CAP vs Net Income

Zebra’s CEO and other NEO CAP amounts align with Zebra’s Net Income. The CAP amounts are sensitive to changes in Zebra’s stock price, which Net Income would affect. Zebra does not use Net Income to determine compensation levels or payouts under the annual cash incentive plan or the performance-based equity grants.

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CAP vs Company Selected Measure: Net Sales

Zebra uses Net Sales as a metric for its annual cash incentive plan and Net Sales CAGR as a metric for performance equity awards. As indicated below, with a higher growth in Net Sales between 2020 and 2021, the CEO and Other NEO 2021 CAP amounts increased above the 2020 CAP amounts. As Net Sales growth slowed between 2021 and 2022, the CEO and Other NEO CAP amounts declined.

Equity Compensation Plan Information

The following table provides information related to Zebra’s equity compensation plans as of December 31, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders	468,485	(1)	$119.59	4,201,260	(2)
Equity Compensation Plans Not Approved by Security Holders	0		0	0
TOTAL	468,485		$119.59	4,201,260
(1)

Reflects shares of Zebra common stock issuable pursuant to outstanding options and stock appreciation rights under the 2011 Long-Term Incentive Plan, 2015 Long-Term Incentive Plan, 2016 Stock Incentive Plan of Reflexis Systems, Inc. and 2018 Long-Term Incentive Plan (“2018 LTIP”).

(2)

Reflects the number of shares available under the 2018 LTIP (2,791,708 shares) and 2020 Employee Stock Purchase Plan (1,409,552 shares). All of the shares under the 2018 LTIP are available for any award made under the 2018 LTIP, including options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units.

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Compensation Committee Interlocks and Insider Participation

During 2022, the Compensation Committee was comprised of Richard L. Keyser (Chair), Chirantan “CJ” Desai, Janice M. Roberts and Michael A. Smith. Only independent directors served on the Compensation Committee during 2022. No member of the Compensation Committee (i) has ever been an Officer or other employee of Zebra, or (ii) has any relationship requiring disclosure under Item 404 of Regulation S-K. No Executive Officer of Zebra served in 2022 on the compensation committee or similar body of any organization that determined compensation payable to any member of the Compensation Committee. In addition, no Executive Officer of Zebra has served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

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Proposal 2

Advisory Vote to Approve Compensation of Named Executive Officers

Zebra is seeking your advisory vote to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with Section 14A of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission. This is known as a “say-on-pay” proposal. At Zebra’s 2022 Annual Meeting of Stockholders, the proposal was approved by 90.29% of the votes cast for or against the proposal. At Zebra’s 2017 Annual Meeting, our stockholders indicated a preference for holding an annual say-on-pay vote.

We ask our stockholders to approve the following resolution:

“Resolved, that the compensation of the Named Executive Officers of Zebra Technologies Corporation, as disclosed pursuant to Item 402 of Regulation S-K, as described in and including the Executive Summary — Compensation Discussion and Analysis, Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this Proxy Statement, is approved by the stockholders of Zebra.”

As described in detail under Compensation Discussion and Analysis, our executive compensation program is designed to attract, retain, motivate, develop and reward our Named Executive Officers, who are critical to our success. Under this program, our Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate and individual goals, and the realization of increased stockholder value.

Our Compensation Committee regularly reviews the compensation program for our Named Executive Officers to ensure it achieves the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. Our Compensation Committee also regularly reviews its own processes to ensure alignment with its Charter and regulatory requirements. This review includes topics such as peer group and survey compensation review analysis, total compensation philosophy, Compensation Committee Charter review and a compensation risk assessment. The Compensation Committee also takes into account investor feedback regarding our compensation structure and its alignment with our strategy.

We are asking our stockholders to approve our Named Executive Officer compensation as described in this Proxy Statement. This proposal gives you the opportunity to express your view on the compensation of our Named Executive Officers. This stockholder vote is not intended to address any specific element of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. We ask you to vote “FOR” the approval of the resolution included above.

This vote is advisory, and therefore not binding on Zebra, our Compensation Committee or our Board of Directors. Our Board of Directors and Compensation Committee value the opinions of our stockholders and will consider the results of the vote, as appropriate, in making future decisions regarding the compensation of our Named Executive Officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
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Proposal 3

Advisory Vote to Approve the Frequency of Holding an Advisory Vote to Approve the Compensation of Named Executive Officers

Zebra is seeking your advisory vote on the frequency with which we should seek an advisory vote on the compensation of our named executive officers, such as proposal 2, in accordance with Section 14A of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission. When voting on this proposal, Stockholders may indicate whether they would prefer an advisory vote on the compensation of named executive officers once every one, two, or three years and may also choose to abstain from voting.

Our Board of Directors has determined that an annual advisory vote on the compensation of our named executive officers is the most appropriate alternative. Our Board of Directors recommends that you vote for a frequency of “one year” for advisory votes on the compensation of our named executive officers.

When making its determination, our Board of Directors considered Zebra’s obligation to disclose annually the compensation of our named executive officers, as well as our compensation philosophy, policies and practices. An annual advisory vote by stockholders on executive compensation provides a direct communication from our stockholders as a whole about the compensation disclosure contained in that year’s proxy materials and is most consistent with seeking timely input from our stockholders on executive compensation matters, including executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for Zebra, and we look forward to hearing from you on this proposal.

The option that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers. However, because this vote is advisory and not binding on the Board of Directors or Zebra, the Board may decide that it is in the best interests of our stockholders and Zebra to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A FREQUENCY OF “ONE YEAR” FOR ADVISORY VOTES BY STOCKHOLDERS ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
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Report of the Audit Committee

The Audit Committee of Zebra’s Board of Directors is comprised of four directors, all of whom are independent under applicable listing requirements of The Nasdaq Stock Market. The Audit Committee operates under a written Charter adopted by the Board of Directors. The members of the Audit Committee are: Mr. Manire, Chair, Mses. Connly and Connors, and Mr. Modruson.

The Audit Committee received reports from and met and held discussions with management, our internal audit team and the independent accountants. It reviewed and discussed Zebra’s audited financial statements with management, and management has represented to the Audit Committee that Zebra’s financial statements were prepared in accordance with accounting principles generally accepted in the United States and that such financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. The Audit Committee also discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee received the written disclosures and letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and discussed with the independent accountants the independent accountants’ independence.

The Audit Committee recommended that the Board of Directors include the audited financial statements of Zebra in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission. This recommendation was based on the Audit Committee’s review and discussions with management, internal audit team and Zebra’s independent accountants, as well as the Audit Committee’s reliance on management’s representations described above.

Audit Committee

Ross W. Manire, Chair
Linda M. Connly
Nelda J. Connors
Frank B. Modruson

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Fees of Independent Auditors

Ernst & Young LLP acted as the principal independent auditor for Zebra during 2022 and 2021. Ernst & Young also provided certain audit-related, tax and permitted non-audit services. The Audit Committee pre-approves all audit, audit-related, tax and permitted non-audit services performed for Zebra by its independent auditors. In 2022 and 2021, the Audit Committee approved in advance all engagements by Ernst & Young on a specific project-by-project basis, including audit, audit-related, tax and permitted non-audit services. No impermissible non-audit services were rendered by Ernst & Young to Zebra in 2022 or 2021.

Zebra paid Ernst & Young the following fees and expenses for services provided for the years ended December 31, 2022 and 2021:

Fees	2022	2021
Audit Fees(1)	$5,374,197	$4,962,790
Audit-Related Fees(2)	1,128,000	1,154,900
Tax Fees(3)	547,830	156,096
All Other Fees(4)	1,990,945	293,200
TOTAL	$9,040,972	$6,566,986
(1)

Consists of fees for the audit of Zebra’s annual financial statements and reviews of the financial statements included in the quarterly reports on Form 10-Q. Also includes fees for the 2022 and 2021 audits of internal control over financial reporting.

(2)

For 2022 and 2021, audit-related fees primarily consist of fees paid to Ernst & Young related to diligence for acquisitions.

(3)

For 2022 and 2021, tax-fees consist of fees paid to Ernst & Young related to tax consulting. The increase in 2022 fees as compared to 2021 is primarily due to consultation services related to transfer pricing and rationalization of legal entities acquired in recent business acquisitions.

(4)

For 2022, all other fees primarily consist of permissible professional consultation services associated with business acquisitions. The increase in 2022 fees as compared to 2021 is due to consultation services related to the acquisition of Matrix Electronic Systems Ltd.

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Proposal 4

Ratification of Appointment of Independent Auditors

The Audit Committee appointed Ernst & Young LLP, independent certified public accountants, as auditors of Zebra’s financial statements for the year ending December 31, 2023. Ernst & Young has served as Zebra’s independent certified public accountants since 2005.

The Board of Directors gives stockholders the opportunity to express their opinions on the matter of auditors for Zebra and, accordingly, is submitting a proposal to ratify the Audit Committee’s appointment of Ernst & Young. If this proposal does not receive the affirmative vote of a majority of the votes cast at the Annual Meeting, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain the appointment of Ernst & Young.

Zebra expects that representatives of Ernst & Young will be present at the Annual Meeting and available to respond to questions. These representatives will be given an opportunity to make a statement if they would like to do so.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2023.
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Executive Officers

The following information identifies and gives other information about our Executive Officers, other than William Burns, our CEO, about whom information is given above under Proposal 1– Election of Directors.

Robert Armstrong Chief Marketing Officer Age: 41

Rob Armstrong was appointed Chief Marketing Officer in March of 2023. Mr. Armstrong previously served as Zebra’s Senior Vice President of Integrated Marketing & Channels, where he was responsible for go-to-market strategy and downstream marketing execution for the full Zebra portfolio, inclusive of customer segment marketing, product marketing, channel marketing, digital marketing, media relations, brand strategy, channel development, pricing and analytics. He brings nearly 20 years of experience within the B2B technology industry and has held strategy, business development, and marketing responsibilities in all four regions - NA, LA, APAC & EMEA. Before his time at Zebra, he served in various marketing director positions at Motorola. Mr. Armstrong holds a B.S. in Electrical Engineering from the University of Notre Dame, and currently serves as a Board Member for FIRST Illinois Robotics and Bernie’s Book Bank.

Michael Cho Chief Strategy Officer Age: 54

Mr. Cho joined Zebra in 2010 and has served as Zebra’s Chief Strategy Officer since February 2013. Mr. Cho served as Vice President, Strategy from 2010 until 2011 and Vice President, Corporate Development from 2011 until 2013. From 2008 to 2010 he served as Vice President, Business Development, of the Healthcare division of Amcor Limited, a global packaging company. Prior to that, Mr. Cho served from 2007 to 2008 as Vice President, Business Development of CommScope Inc., a global communications solutions company. From 2005 to 2007, Mr. Cho served as Vice President, Business Development of the Antenna & Cable Products Group at Andrew Corporation, which he joined in 2004 as Director, Corporate Development & Strategy. From 1999 to 2004 Mr. Cho was a consultant with McKinsey & Company. Mr. Cho received an MBA from Harvard Business School and a B.S. in Finance from the University of Illinois at Urbana-Champaign.

Tamara Froese Chief Supply Chain Officer Age: 44

Tamara Froese was appointed Chief Supply Chain Officer in August of 2022. Tami joined Zebra in 2020. She is a leader in cost management practices with extensive experiences cross-functionally in Procurement, Supply Chain, Manufacturing and Engineering during her 20-year career at General Motors. She believes in strong partnerships internally and with Zebra’s global supply base to further the growth for Zebra in the future. Tami holds a B.A. in Supply Chain Management from Michigan State University and an MBA from Oakland University. To further her leadership journey, she also achieved her Six Sigma Black Belt certification and graduated from leadership development programs with Harvard University and University of Michigan.

Joachim Heel Chief Revenue Officer Age: 57

Mr. Heel joined Zebra in 2014 and leads Zebra’s global sales and services teams as Chief Revenue Officer. Previously, Mr. Heel served as Vice President of Enterprise Sales at IBM, where he oversaw the sales of the Company’s product and services portfolio in Germany, Austria and Switzerland and, later, for the U.S. Midwest region. He is the former Senior Vice President of Global Services for Avaya, a provider of business collaboration and communications solutions, as well as for Sun Microsystems, which was later acquired by Oracle Corporation. Earlier in his career, Mr. Heel was a partner at McKinsey & Company, where he worked for 13 years. Mr. Heel received MBA and M.S. degrees from the University of Karlsruhe in Germany and a Ph.D. in electrical engineering from the Massachusetts Institute of Technology.

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Cristen L. Kogl Chief Legal Officer, General Counsel & Corporate Secretary Age: 57

Ms. Kogl joined Zebra in 2015 and currently serves as its Chief Legal Officer, General Counsel & Corporate Secretary. Ms. Kogl has served as Zebra’s Chief Legal Officer, General Counsel & Corporate Secretary since September 2018. Prior to her current position, Ms. Kogl held a variety of progressive positions including Vice President, Corporate Counsel and Vice President, Assistant General Counsel and Assistant Corporate Secretary. Prior to joining Zebra, Ms. Kogl was the Executive Vice President and General Counsel at National Express LLC — North American division of National Express Plc. Ms. Kogl held Vice President and Corporate Secretary positions at The ServiceMaster Company where she was also Deputy General Counsel and W.W. Grainger, Inc. where she was also Chief Compliance Officer. Earlier in her career, at Spyglass, Inc., she held the roles of Vice President and General Counsel. Ms. Kogl currently serves as a director of the U.S. Chamber of Commerce. Ms. Kogl received her Juris Doctor degree from the University of Wisconsin-Madison Law School and her B.A. in Political Science from Lake Forest College.

Colleen M. O’Sullivan SVP Chief Accounting Officer Age: 55

Ms. O’Sullivan joined Zebra in 2016 as Chief Accounting Officer. Ms. O’Sullivan most recently served as Senior Vice President and Chief Financial Officer at Career Education Corporation. In addition to that position at Career Education Corporation, she held the positions of Senior Vice President, Controller and Chief Accounting Officer, and Vice President and Controller. Previously, she held various finance and accounting positions at Hewitt Associates and Sears Holdings Corporation. Earlier in her career, she held various roles in the audit practice at Arthur Andersen. Ms. O’Sullivan received a B.S. from the University of Illinois and is a certified public accountant.

Jeffrey F. Schmitz Chief Human Resources & Marketing Officer Age: 57

Mr. Schmitz joined Zebra in 2016 as Chief Marketing Officer and has served as its Chief Human Resources & Marketing Officer since 2020. Since 2009, Mr. Schmitz served in growing levels of responsibility for Spirent Communications, including General Manager of Networks & Applications, Chief Marketing Officer and, most recently, Executive Vice President. Prior to Spirent, Mr. Schmitz served as Senior Vice President of Sales and Marketing at Rivulet Communications, a medical imaging company, Vice President of Marketing & Product Management at Visual Networks, an enterprise software company, and Tellabs, where he held various executive positions. He holds a B.S. in electrical engineering from Marquette University and an M.S. in computer science from the Illinois Institute of Technology.

Joseph R. White Chief Product & Solutions Officer Age: 53

Joe White has more than 20 years of experience in automatic identification and data capture (AIDC) and he joined Matrics Technologies in 2001, which was later acquired by Zebra Technologies. He became the Chief Product & Solutions Officer in March 2023 and oversees the strategy, investments and development of Zebra’s expansive portfolio of products and solutions. Prior to joining Zebra, Joe served in various leadership roles at Motorola Solutions, CAIS Internet and Digex. He has a B.A. in accounting from the University of Maryland. In addition, Joe serves on the Board of Celcy, which builds robotic smart cooking appliances. Joe holds ten RFID patents and is the recipient of the 2019 Richard Dilling Award for advocating the adoption of innovative technologies within the AIDC industry, most notably the Gen 2 RFID standard.

Nathan A. Winters Chief Financial Officer Age: 44

Nathan Winters was appointed Chief Financial Officer of Zebra in January 2021. Mr. Winters served as Zebra’s Acting Chief Financial Officer from August 2020 through January 2021. Mr. Winters joined Zebra in 2018 as Vice President of Corporate Financial Planning & Analysis and Business Operations. Prior to Zebra, Mr. Winters served as the Chief Financial Officer, Global Supply Chain at GE Healthcare from 2016 to 2018. In addition to that position at GE Healthcare, he held the position of Chief Financial Officer, Life Science BioProcess and previously held various finance positions of growing levels of responsibility at GE Healthcare and General Electric. Mr. Winters holds a B.A. in finance and economics from the University of Kentucky.

The Board of Directors approves the appointment of Zebra’s Executive Officers. There are no family relationships among any of our directors or Executive Officers.

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Ownership of Our Common Stock

This table shows how many shares of our common stock certain individuals and entities beneficially owned on March 17, 2023, unless otherwise noted. These individuals and entities include: (1) owners of more than 5% of our outstanding common stock, (2) our directors, (3) the Named Executive Officers and (4) all directors and Executive Officers as a group. A person has beneficial ownership over shares if the person has sole or shared voting or investment power over the shares or the right to acquire that power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each individual or entity included in the table below has sole voting and investment power over the shares, except as described below.

Name and Address	Number		% of Shares(1)
More than 5% Stockholders
The Vanguard Group, Inc.	5,910,264	(2)	11.5%
BlackRock, Inc.	3,531,638	(3)	6.9%
Directors and Executive Officers
Anders Gustafsson	315,057	(4)	*
Linda M. Connly	2,008		*
Nelda J. Connors	821		*
Chirantan J. Desai	5,985		*
Richard L. Keyser	17,150		*
Ross W. Manire	13,452		*
Frank B. Modruson	12,004		*
Janice M. Roberts	6,827		*
Michael A. Smith	8,339		*
Nathan Winters	7,240	(4)	*
William J. Burns	32,963	(4)	*
Joachim Heel	72,329	(4)	*
Cristen Kogl	17,452	(4)	*
Tamara Froese
Joseph White
All Executive Officers and Directors as a group (17 persons)	542,439	(4)	*
*

Less than one percent.

(1)

Based on shares of common stock outstanding on March 17, 2023.

(2)

The Vanguard Group, Inc. is an investment advisor located at 100 Vanguard Blvd., Malvern, Pennsylvania, 19355. According to Amendment No. 12 to its Schedule 13G filed on February 9, 2023, as of December 31, 2021, Vanguard had sole voting power with respect to 0 shares, sole dispositive power with respect to 5,697,810 shares, and shared dispositive power with respect to 221,454 shares.

(3)

BlackRock, Inc. is a holding company located at 55 East 52nd Street, New York, New York 10055. According to Amendment No. 12 to its Schedule 13G filed on February 1, 2023, as of December 31, 2022, BlackRock had sole voting power with respect to 3,191,938 shares, sole dispositive power as to all shares listed in the table, and shared dispositive power with respect to 0 shares.

(4)

Includes shares of common stock that may be acquired by May 17, 2023 upon exercise of stock options and stock appreciation rights as follows: Mr. Gustafsson — 139,463 shares; Mr. Winters — 1,852 shares; Mr. Burns — 20,461 shares; Mr. Heel — 37,820 shares; Ms. Kogl — 17,452; and directors and Executive Officers as a group — 219,338 shares.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, Executive Officers and greater than ten percent stockholders to file reports of holdings and transactions in our common stock with the Securities and Exchange Commission. To our knowledge, all required reports were filed in a timely manner.

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Stockholder Proposals and Other Business

We expect the 2024 Annual Meeting of Stockholders to be held on or about May 9, 2024. To be considered for inclusion in our proxy materials for the 2024 Annual Meeting, a stockholder proposal must be received at our principal executive offices at Three Overlook Point, Lincolnshire, Illinois 60069 by December 1, 2023. In addition, our Amended and Restated By-Laws establish a proxy access procedure for nominating persons for election to the Board as well as an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of persons for election to the Board. A stockholder nomination intended to be brought before the 2024 Annual Meeting under our proxy access procedure must be delivered to our Chief Legal Officer, General Counsel & Corporate Secretary no earlier than November 1, 2023, and no later than December 1, 2023. A stockholder proposal or nomination intended to be brought before the 2024 Annual Meeting under our advance notice procedure, must be delivered to the Chief Legal Officer, General Counsel & Corporate Secretary no earlier than January 1, 2024, and no later than January 31, 2024. In addition to satisfying the requirements of our By-Laws, including the earlier notice deadlines set forth above, stockholders who intend to solicit proxies in support of director nominees other than Zebra’s nominees must also provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act of 1934, as amended. Stockholders are advised to review our Bylaws, which contain additional requirements for submitting stockholder proposals and director nominations. Our Bylaws are available on our website at www.investors.zebra.com under the “Governance” section of our investor relations page.

All proposals and nominations should be directed to:

Chief Legal Officer, General Counsel & Corporate Secretary
Zebra Technologies Corporation
Three Overlook Point
Lincolnshire, Illinois 60069
Email: zebralegal@zebra.com

The Board and our management have not received notice of and are not aware of any business to come before the 2023 Annual Meeting other than the proposals we refer to in this Proxy Statement. If any other matter comes before the Annual Meeting, the proxies will use their judgment in voting the proxies.

We have made our 2022 Annual Report to Stockholders available in connection with this proxy solicitation, which includes our Annual Report on Form 10-K. If you would like another copy of our Annual Report on Form 10-K, excluding certain exhibits, please contact the Chief Financial Officer at the following address: Zebra Technologies Corporation, Three Overlook Point, Lincolnshire, Illinois 60069.

Questions and Answers About the Annual Meeting and These Proxy Materials

HOW DO I PARTICIPATE AT THE ANNUAL MEETING?

The 2023 Annual Meeting will be conducted solely by remote communication, in a virtual only format. Stockholders will not be able to attend the Annual Meeting in person. You may attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/. Only stockholders of record as of the close of business on March 17, 2023 can participate at the Annual Meeting. Stockholders of record will need their 16-digit control number found on their proxy card, voting instruction form or notice to enter the Annual Meeting. Once admitted, stockholders of record may vote. Stockholders do not need to vote at the Annual Meeting if they have already voted by proxy.

Once admitted, stockholders of record may submit questions during the Annual Meeting by typing their question into the “Ask a Question” field and clicking “Submit.” Only questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. If any questions pertinent to Annual Meeting matters cannot be answered during the Annual Meeting due to time constraints, we will post and answer a representative set of these questions online at investors.zebra.com, under the Events section. The questions and answers will be available as soon as reasonably practicable after the Annual Meeting and will remain available until one week after posting.

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WHAT MATTERS WILL BE VOTED ON AT THE ANNUAL MEETING?

The following matters will be voted on at the Annual Meeting:

•

Proposal 1: To elect four Class III directors with terms to expire in 2026;

•

Proposal 2: To hold an advisory vote to approve the compensation of our Named Executive Officers;

•

Proposal 3: To hold an advisory vote to approve the frequency of holding an advisory vote to approve the compensation of named executive officers;

•

Proposal 4: To ratify the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2023; and

•

Such other business if properly presented or any adjournment or postponement of the Annual Meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

Zebra’s Board recommends that you vote:

•

FOR the election of four Class III directors with terms to expire in 2026;

•

FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers;

•

FOR the approval, on an advisory basis, of an annual advisory vote on approving the compensation of named executive officers; and

•

FOR ratification of the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2023.

WILL THERE BE ANY OTHER ITEMS OF BUSINESS ON THE AGENDA?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their judgment. Because the deadlines for stockholder proposals and nominations have passed, we do not expect any items of business to be brought before the Annual Meeting other than the items described in this Proxy Statement.

Per the Rules for Conduct of Meeting, which will be available at the Annual Meeting, nominations made during the Annual Meeting for membership on the Board will not be accepted unless the stockholder has previously notified the Chief Legal Officer, General Counsel, & Corporate Secretary in writing of the intent to make the nomination (following all procedures set forth in the Company’s By-laws), and the person nominated has given written consent to such nomination and agreed to serve if elected.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Holders of our Class A Common Stock at the close of business on March 17, 2023, the record date, may vote at the Annual Meeting. We refer to the holders of our Class A Common Stock as “stockholders” throughout this Proxy Statement. Each stockholder is entitled to one vote for each share of Class A Common Stock held as of the record date. A list of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders during the Annual Meeting at www.virtualshareholdermeeting.com/. To access such list of stockholders beginning on May 1, 2023, and until the Annual Meeting, please send your request, along with proof of ownership, to Zebra Technologies Investor Relations at InvestorRelations@zebra.com.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

You may own shares directly in your name as a stockholder of record, which includes shares for which you have certificates. If your shares are registered directly in your name, you are the holder of record of those shares and you have the right to give your voting proxy directly to us or to vote at the Annual Meeting. You may also own shares indirectly through a broker, bank or other holder of record. If you hold your shares indirectly, you hold the shares in “street name” and are a beneficial holder. As a beneficial holder, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form.

DO I HAVE ELECTRONIC ACCESS TO THE PROXY MATERIALS AND ANNUAL REPORT?

For holders of record, we are pleased to offer the opportunity to receive stockholder communications electronically. By signing up for electronic delivery of documents such as our Annual Report and Proxy Statement, you can access stockholder communications as soon as they are available without waiting for them to arrive in the mail. Holders of record can also reduce the number of documents in their personal files, eliminate duplicate mailings, conserve natural resources, and help reduce our printing and mailing costs. If you are a holder of record and would like to receive stockholder communications electronically in the future, please contact Computershare at 800-522-6645 or 201-680-6578. Enrollment is effective until canceled.

Beneficial holders should refer to the information provided by the broker, bank or other institution that is the holder of record for instructions on how to elect to receive proxy statements and annual reports via the Internet. Most stockholders who hold their stock through a broker, bank or other holder of record and who have electronic access will receive an e-mail message containing the Internet address to use to access our Proxy Statement and Annual Report.

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WHY DID I RECEIVE A ONE-PAGE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PRINTED MATERIALS?

Pursuant to rules adopted by the Securities and Exchange Commission, we have made these proxy materials available via the Internet and have elected to use the Securities and Exchange Commission’s notice and access rules for soliciting proxies. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to all stockholders as of the record date. You may access these proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials. You may also request to receive a printed set of these proxy materials. Instructions on how to access these proxy materials via the Internet and how to request a printed copy can be found in the Notice of Internet Availability of Proxy Materials. Additionally, by following the instructions in the Notice of Internet Availability of Proxy Materials, you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. As noted above, choosing to receive your future proxy materials by e-mail will save Zebra the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment.

WHY DID MY HOUSEHOLD RECEIVE ONLY ONE COPY OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY MATERIALS?

In addition to furnishing proxy materials electronically, we take advantage of the Securities and Exchange Commission’s “householding” rules to reduce the delivery cost of materials. Under such rules, only one Notice of Internet Availability of Proxy Materials or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. If you are a stockholder sharing an address and wish to receive a separate Notice of Internet Availability of Proxy Materials, you may do this by contacting Broadridge Financial Solutions by phone at 1-866-540-7095 or by mail at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NJ, 11717. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another stockholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting Broadridge at the number or address shown above.

HOW DO I VOTE MY SHARES?

Your vote is important. We encourage you to vote promptly, which may save us the expense of a second mailing.

If you are a holder of record, you may vote your shares in any of the following ways:

•

by telephone — You may vote your shares by calling the toll-free telephone number on your proxy card. You may vote by telephone 24 hours a day through 11:59 p.m., Eastern Time, on May 10, 2023. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your vote. If you vote by telephone, you do not need to mail a proxy card.

•

via the Internet — You may vote your shares via the website http://www.proxyvote.com or by scanning the QR Barcode on the Notice of Internet Availability of Proxy Materials or your proxy card. You may vote via the Internet 24 hours a day through 11:59 p.m., Eastern Time, May 10, 2023. As with telephone voting, you may confirm that the system has properly recorded your vote. If you vote via the Internet, you do not need to mail a proxy card. You may incur costs such as telephone and Internet access charges if you vote via the Internet.

•

by mail — If you received your proxy materials by mail, you may vote your shares by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope.

•

at the Annual Meeting — If you choose not to vote by telephone, via the Internet or by mail, you may still attend the virtual Annual Meeting and vote. You will need your 16-digit control number found on the proxy card, voting instruction form or notice to vote at the Annual Meeting. If you vote prior to the Annual Meeting, you may still attend the virtual Annual Meeting and vote.

If you are a beneficial holder, the instructions that accompany your proxy materials will indicate whether you may vote by telephone, via the Internet or by mail. If your shares are held in street name and you desire to vote online during the Virtual Annual Meeting, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the meeting.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

If you are the holder of record, you may revoke your proxy at any time before your shares are voted if you (1) submit a written revocation to our Chief Legal Officer, General Counsel & Corporate Secretary, (2) submit a later-dated proxy to our Chief Legal Officer, General Counsel & Corporate Secretary, (3) provide subsequent telephone or Internet voting instructions, or (4) vote at the Annual Meeting. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again electronically at the Annual Meeting. If you are a beneficial owner of shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

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WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

Our Board has appointed Michael Steele and Cristen Kogl to serve as the proxies for the Annual Meeting. Mr. Steele is Vice President, Investor Relations of Zebra. Ms. Kogl is Chief Legal Officer, General Counsel & Corporate Secretary of Zebra. By giving us your proxy, you are authorizing the proxies to vote, jointly or individually, your shares in the manner you indicate.

If you are a holder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•

FOR the election of each of our four Class III directors with terms to expire in 2026 (Proposal 1);

•

FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal 2);

•

FOR the approval, on an advisory basis, of an annual frequency of holding an advisory vote to approve the compensation of named executive officers (Proposal 3);

•

FOR ratification of the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2023 (Proposal 4); and

•

In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if he or she has the discretionary authority to vote on the particular matter. Under the NYSE’s rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal 4, but do not have discretion to vote on non-routine matters such as Proposals 1, 2, and 3. If you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 4 and any other routine matters properly presented for a vote at the Annual Meeting.

WHAT CONSTITUTES A QUORUM, AND WHY IS A QUORUM REQUIRED?

A quorum is necessary to hold a valid meeting of stockholders. If stockholders holding a majority of the voting power of the stock issued and outstanding and entitled to vote at the virtual Annual Meeting are present or by proxy, a quorum will exist. Shares owned by Zebra are not voted and do not count for quorum purposes. On March 17, 2023, we had 51,399,341 shares of Class A Common Stock outstanding, meaning that 25,699,671 shares of Class A Common Stock must be present at the virtual Annual Meeting or represented by proxy to have a quorum. Your shares will be counted towards the quorum if you submit a proxy or vote at the Annual Meeting. Abstentions and broker non-votes will also count towards the quorum requirement. If there is not a quorum, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to a later date.

To assure the presence of a quorum at the virtual Annual Meeting, and even if you plan to attend the Annual Meeting, please vote your shares by toll-free telephone or via the Internet or, if you received your proxy materials by mail, complete, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope.

WHAT IS THE EFFECT OF A BROKER NON-VOTE?

Brokers or other nominees who hold shares of our Class A Common Stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the virtual Annual Meeting. Thus, a broker non-vote will not affect our ability to obtain a quorum. Broker non-votes will not have any effect on the outcome of any proposal to be voted on at the Annual Meeting.

WHAT IS THE VOTE REQUIRED FOR EACH PROPOSAL?

Nominees for director are elected by a plurality of the votes cast; however, each nominee who is elected by a plurality vote who does not receive a majority vote will have his or her resignation from the Board considered in accordance with Zebra’s Resignation Policy Relating to Majority Voting, which is included as Exhibit A to Zebra’s Corporate Governance Guidelines. A “majority vote” means that the number of votes cast in favor of a nominee must exceed the number of votes withheld with respect to that nominee. Zebra’s Resignation Policy Relating to Majority Voting includes a resignation process with respect to uncontested elections of directors if a nominee does not receive a majority vote for election to the Board. Prior to making these proxy materials available, each nominee for director submits a binding but contingent letter of resignation. If a nominee is then elected by a plurality vote but does not receive a majority vote, the nominee will have his or her resignation considered by the Nominating and Governance Committee in light of the best interests of Zebra and its stockholders. The Nominating and Governance Committee will make a recommendation to the Board concerning the acceptance or rejection of the resignation(s).

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In a contested election, nominees for director will continue to be elected by a plurality of the votes cast without a contingent resignation to be considered by the Board conditioned on receipt of a majority vote. A “contested election” means an election of directors (i) for which the Chief Legal Officer, General Counsel & Corporate Secretary of Zebra has received a notice that a stockholder has nominated a person for election to the Board in compliance with Zebra’s Amended and Restated By-Laws, and (ii) such nomination has not been withdrawn at least five days prior to the date Zebra first makes these proxy materials available to stockholders. Neither abstentions nor broker non-votes count as votes cast.

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1 — Election of four Class III directors with terms to expire in 2026	Plurality of votes cast with resignation process if majority vote not achieved	No
Proposal 2 — Advisory vote to approve named executive officer compensation	Majority of the votes cast for or against	No
Proposal 3 —Advisory vote on the frequency of holding an advisory vote to approve the compensation of named executive officers	Plurality of the votes cast	No
Proposal 4 — Ratify the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2023	Majority of the votes cast for or against	Yes

With respect to Proposal 1, you may choose which four nominees you want to vote FOR. The four nominees receiving the most FOR votes will be elected. A properly executed proxy that is marked AGAINST with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. AGAINST votes may prevent a director from obtaining a majority of FOR votes, which would trigger the aforementioned resignation process under the Resignation Policy Relating to Majority Voting. Proxies may not be voted for more than three nominees for director and stockholders may not cumulate votes in the election of directors.

With respect to Proposals 2 and 4, you may vote FOR, AGAINST or ABSTAIN. With respect to Proposal 3, you may vote FOR Every Year, FOR Every Two Years, FOR Every Three Years, or ABSTAIN. If you ABSTAIN from voting on any of Proposals 2, 3, or 4, your abstention will not affect the vote on the proposal since the proposal requires approval of a majority of the votes cast for or against.

WHAT HAPPENS IF THE ANNUAL MEETING IS ADJOURNED OR POSTPONED?

Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.

WHO IS PAYING FOR THE COSTS OF THIS PROXY SOLICITATION?

We will bear the expense of soliciting proxies. We have retained Alliance Advisors LLC to solicit proxies for a fee of $19,000 plus a reasonable amount to cover expenses. Proxies may also be solicited by telephone or electronically by Zebra personnel who will not receive additional compensation for such solicitation. Copies of proxy materials and the Annual Report will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

HOW CAN I FIND THE RESULTS OF THE ANNUAL MEETING?

Preliminary results will be announced at the Annual Meeting. Results also will be published in a current report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

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ZEBRA

ZEBRA TECHNOLOGIES CORPORATION
3 OVERLOOK POINT
LINCOLNSHIRE, IL 60069

SCAN TO
VIEW MATERIALS & VOTE

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information prior to 11:59 PM Eastern Time on May 10, 2023. Please have your proxy card available when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/ZBRA2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions prior to 11:59 PM Eastern Time on May 10, 2023. Please have your proxy card available when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D97884-P87256

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**ZEBRA TECHNOLOGIES CORPORATION**

1. Election of Directors

**Nominees:**

| Class III term to expire 2026 | For | Against | Abstain |
|---|---|---|---|
| 1a. William Burns | ☐ | ☐ | ☐ |
| 1b. Linda Connly | ☐ | ☐ | ☐ |
| 1c. Anders Gustafsson | ☐ | ☐ | ☐ |
| 1d. Janice Roberts | ☐ | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| 2. Proposal to approve, by non-binding vote, compensation of named executive officers. | ☐ | ☐ | ☐ |

**The Board of Directors recommends that you vote "1 year" on the following proposal:**

| | 1 Year | 2 Years | 3 Years | Abstain |
|---|---|---|---|---|
| 3. Proposal to approve, by non-binding vote, the frequency of holding an advisory vote to approve the compensation of named executive officers. | ☐ | ☐ | ☐ | ☐ |

**Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in the full corporate or partnership name by authorized officer.**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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**Please do not vote by more than one method. Your vote last received will be your official vote. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.**

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 11, 2023:**
Zebra's Proxy Statement for the 2023 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2022, are available at: https://materials.proxyvote.com/989207.

D97885-P87256

**ZEBRA TECHNOLOGIES CORPORATION**

**Revocable Proxy**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2023, AND AT ANY ADJOURNMENT THEREOF.**

The undersigned stockholder of Zebra Technologies Corporation, a Delaware corporation, hereby appoints Michael Steele and Cristen Kogl as proxies for the undersigned, and each of them, with full power of substitution in each of them, to attend the virtual Annual Meeting of Stockholders to be held on Thursday, May 11, 2023, at 10:30 a.m., Central Time, or any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned. You can attend the Annual Meeting via the internet by visiting http://www.virtualshareholdermeeting.com/ZBRA2023.

**NOTE:** The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is executed but no direction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for director, "FOR" proposals 2 and 4 and "1 year" on proposal 3 in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment thereof. This Proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of Zebra prior to the meeting or by filing with the Secretary of Zebra prior to the meeting, a later-dated Proxy. If the undersigned is present and wants to vote at the Annual Meeting, or at any adjournment thereof, the undersigned may revoke this Proxy by voting at the Annual Meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Zebra called for May 11, 2023, and of the Proxy Statement for the Annual Meeting prior to the signing of this Proxy.

**Zebra's Proxy Statement for the 2023 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2022, are available at: https://materials.proxyvote.com/989207.**

**(Continued on reverse side)**